UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08037

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA

92121

(Address of principal executive offices)

(Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/10

Item 1.  Reports to Stockholders.

DUNHAM & ASSOCIATES

WHEN PERFORMANCE COUNTS

October 31, 2010

ANNUAL REPORT

Dunham Corporate/Government Bond Fund

Dunham High-Yield Bond Fund

Dunham Monthly Distribution Fund

Dunham Loss Averse Growth Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Real Estate Stock Fund

Dunham International Stock Fund

Dunham Small Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

THIS ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Message from the Adviser

Dear Fellow Shareholders,

Although the stock market experienced some drastic swings during the second half of the fiscal year, equities and fixed income in general remained positive over the last 12-months. However, neither we nor investors believe that the markets have made a turn onto Easy Street.  Specifically, the Federal Reserve has continued to show its support for the economy, which provides a daunting shadow for the long-term. Interest rates continue to be at all-time lows and we believe that as those rise, investors who believe that they are safe holding only Treasuries and investment-grade bonds may be some of the hardest hit.  Therefore, we have continued to work towards providing our valued investors with options that may reduce the volatility from such events, or may even benefit in a rising rate environment.

Earlier in the fiscal year, we introduced the Dunham Loss Averse Growth Fund for investors seeking an alternative to long-only investment strategies.  This Fund is focused on providing capital appreciation, with capital preservation in market downturns as a secondary goal. The Dunham Loss Averse Growth Fund utilizes a long-short strategy, employing the use of inverse ETF’s, stop-loss limit orders, large tactical cash positions when appropriate and seeking out growth opportunities when they present themselves.  Since the Fund’s inception approximately six months ago, the Sub-Adviser, PVG Asset Management Corporation, has exhibited some of its skill in each of these strategies to meet its stated objective.

The Dunham Loss Averse Growth Fund is in slight contrast to the Dunham Monthly Distribution Fund, which has an objective of positive returns in all markets while targeting a monthly distribution based on the prime rate.  Also, the Dunham Monthly Distribution Fund is generally focused on strategies that, if successful, provide a return profile that scales positively with rising interest rates. Therefore, our goal is that this Fund will provide a monthly distribution in-line with increases in interest rates while protecting the Net Asset Value of the Fund. We are confident that the Sub-Adviser, Westchester Capital Management, Inc., has the expertise to navigate through the uncertain market environment.

We believe that the Sub-Advisers that we select to manage the assets in the Dunham Funds must be prepared to chart a course through various types of environments. Therefore, from time to time, we make changes to those Sub-Advisers and effective July 1, 2010, we replaced the Dunham Large Cap Growth Fund’s Sub-Adviser, Rigel Capital, LLC, with Mar Vista Investment Partners, LLC.

As we have shared with you in the past, although recent market performance might suggest that a full economic recovery is taking place, there is still reason to be cautious.  We believe that markets tend to overshoot both on the way up and on the way down.  We remain steadfast in our commitment to provide the tools that our clients need to emerge from this difficult economic environment.

Once again, thank you for your continued trust and confidence that you have placed in us. We take that very seriously.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

October 31, 2010

NOT FDIC INSURED│NO BANK GUARANTEE │MAY LOSE VALUE

Past performance is not indicative of future results.

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (SCM Advisors LLC)

As the Federal Reserve’s quantitative easing discussions and comments sent the equity and bond markets into a state of euphoria, the yield curve flattened out and TIPS (Treasury Inflation Protected Securities) auctioned at a negative yield in the final week of the fiscal year. The spread between a 5-year Treasury and a three-month T-bill fell from 2.2 percent at the beginning of the fiscal year to 1.0 percent as of October 31, 2010.  As the Fed has maintained the same target rate level, Treasury option volatility decreased for most of the past fiscal year. Treasury option volatility, as measured by the Merrill Lynch Option Volatility Index (MOVE), decreased by approximately 12.1 percent over the 12-month period ending October 31, 2010, after dropping nearly 31.1 percent in the nine months prior to the fourth fiscal quarter’s increase of 27.6 percent.

Treasuries with maturities greater than 10 years increased approximately 10.6 percent during the past 12 months ending October 31, 2010. During the last fiscal quarter, these long-term Treasuries declined as much as 5 percent as investors moved capital back into the equity markets. Broad U.S. investment-grade bonds, as measured by the Barclays Aggregate Bond Index, ended the same 12-month period up 8.0 percent. Investment-grade bonds were generally outpaced by high yield bonds, as measured by the Merrill Lynch High Yield Bond Cash Pay Only Index, by approximately 19.2 percent over the same time period. The Sub-Adviser continues to overweight the portfolio’s exposure to corporate credit, while underweighting the exposure to government bonds, which include Treasuries and agency debt. The Sub-Adviser believes that the continued rally in corporate debt is primarily attributable to the strengthening economy. However, the Sub-Adviser has continued to target a portfolio duration lower than the benchmark index, which benefitted the portfolio in the latter weeks of the fiscal year when investors were pricing in the effects of the Fed’s latest quantitative easing.

The Sub-Adviser maintained an increased exposure to high yield bonds, devoting approximately 15 percent of the total portfolio to the non-investment grade bonds, up from approximately 10 percent near the beginning of the 12-month period. The increase in high yield bond allocation generally benefited the portfolio over the fiscal year. Specifically, Affinion Group, Inc. (00828DAC5) and Corrections Corp. of America (22025YAK6) contributed positively to relative and absolute performance during the last fiscal year. Affinion Group rose 8.7 percent over the past 12 months and Corrections Corp. increased 3.1 percent since it was added to the portfolio in September 2010. Chesapeake Energy Corp. (165167CC9) and Ferrellgas Partners, L.P. (315295AE5) added to relative performance, as well. Chesapeake Energy gained 19.1 percent over the 12-month period and Ferrellgas increased 11.5 percent since it was added to the portfolio in April 2010. The Sub-Adviser has stressed that it is interested in limiting exposure to financial names in the high yield space, instead expressing interest in lower-rated bonds within the industrial sector.

The Sub-Adviser continues to favor investment-grade bonds with higher coupons, specifically when choosing between two otherwise identical bonds with similar yields. These higher coupons often are consistent with the bonds trading at a premium to par, which is attractive to the Sub-Adviser since it does not generally hold securities that have an embedded call option. Premium bonds tend to have lower sensitivity to interest rate changes than a discount bond with the same yield and all else constant. Although the Sub-Adviser believes that rates will not increase in the near-term, it is still making adjustments to the portfolio duration in preparation for when future rate hikes do occur.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	9.32%	7.46%	6.38%	5.42%
Class C Class A with load of 4.50% Class A without load	8.48% 4.05% 8.98%	6.67% 5.54% 7.18%	5.58% N/A N/A	4.64% 4.98%* 6.25%*
Barclays Aggregate Bond Index	8.01%	7.23%	6.45%	5.62%

*Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.21% for Class N, 1.96% for Class C and 1.46% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund
October 31, 2010
Security	Principal Amount	Interest Rate	Maturity Date	Market Value

CORPORATE NOTES & BONDS - 49.3%
ADVERTISING - 0.3%
Affinion Group, Inc.	$ 255,000	10.1250%	10/15/2013	$ 262,331

BANKS - 11.2%
Ally Financial, Inc.	340,000	0.0000	6/15/2015	248,200
Bank of America Corp.	370,000	5.6250	7/1/2020	384,152
Bank of America Corp.	415,000	5.7500	8/15/2016	437,763
Barclays Bank PLC	190,000	5.0000	9/22/2016	210,936
Barclays Bank PLC	280,000	5.1400	10/14/2020	278,132
Barclays Bank PLC - 144A	320,000	10.1790	6/12/2021	435,130
Capital One Financial Corp.	405,000	5.7000	9/15/2011	420,601
Capital One Financial Corp.	100,000	6.1500	9/1/2016	110,394
Capital One Financial Corp.	170,000	7.3750	5/23/2014	198,669
Citigroup, Inc.	791,000	5.0000	9/15/2014	828,541
Credit Suisse	250,000	6.0000	2/15/2018	278,452
Goldman Sachs Group, Inc.	125,000	3.7000	8/1/2015	129,179
Goldman Sachs Group, Inc.	280,000	6.0000	6/15/2020	309,498
HSBC Bank USA NA	500,000	4.8750	8/24/2020	516,345
JPMorgan Chase & Co.	250,000	3.7000	1/20/2015	263,480
JPMorgan Chase & Co.	295,000	5.1250	9/15/2014	322,028
JPMorgan Chase & Co.	335,000	5.7500	1/2/2013	363,595
JPMorgan Chase & Co.	200,000	7.9000	Perpetual	213,923
Morgan Stanley	250,000	6.0000	4/28/2015	277,060
Morgan Stanley	380,000	6.6250	4/1/2018	423,951
PNC Funding Corp.	200,000	5.1250	2/8/2020	216,224
Rabobank Nederland NV	495,000	2.1250	10/13/2015	498,099
Rabobank Nederland NV - 144A	210,000	11.0000	Perpetual	281,202
Regions Financial Corp.	445,000	0.4594	6/26/2012	425,260
Regions Financial Corp.	245,000	4.8750	4/26/2013	248,748
Regions Financial Corp.	245,000	5.7500	6/15/2015	252,468
Resona Bank Ltd. - 144A	165,000	5.8500	Perpetual	164,080
Royal Bank of Scotland PLC	250,000	3.9500	9/21/2015	256,827
Royal Bank of Scotland PLC	415,000	5.6250	8/24/2020	435,061
Santander Issuances S.A. Unipersonal - 144A	165,000	5.9110	6/20/2016	175,386
SunTrust Banks, Inc.	55,000	5.2500	11/5/2012	58,136
Wachovia Corp.	225,000	5.7500	2/1/2018	254,725
Wells Fargo Capital XIII	240,000	7.7000	Perpetual	250,200
				10,166,445
BEVERAGES - 0.8%
Anheuser-Busch InBev Worldwide, Inc.	315,000	3.0000	10/15/2012	327,087
Beverages & More, Inc. - 144A	405,000	9.6250	10/1/2014	407,531
				734,618
BUILDING MATERIALS - 0.5%
Associated Materials LLC - 144A	40,000	9.1250	11/1/2017	41,950
Goodman Global Group, Inc.	440,000	0.0000	12/15/2014	284,350
Holcim US Finance Sarl & Cie SCS - 144A	145,000	6.0000	12/30/2019	156,216
				482,516
CHEMICALS - 1.1%
Dow Chemical Co.	320,000	5.9000	2/15/2015	359,712
Dow Chemical Co.	345,000	6.0000	10/1/2012	373,228
Huntsman International LLC	45,000	8.6250	3/15/2020	49,444
Solutia, Inc.	190,000	7.8750	3/15/2020	208,525
				990,909

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2010
Security	Principal Amount	Interest Rate	Maturity Date	Market Value
COMMERCIAL SERVICES - 0.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	$ 260,000	7.6250%	5/15/2014	$ 266,500
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. - 144A	45,000	8.2500	1/15/2019	45,281
Corrections Corp. of America	245,000	7.7500	6/1/2017	269,500
DynCorp International, Inc. - 144A	90,000	10.3750	7/1/2017	91,800
Lender Processing Services, Inc.	185,000	8.1250	7/1/2016	189,856
				862,937
COMPUTERS - 0.2%
SunGard Data Systems, Inc.	170,000	9.1250	8/15/2013	174,038

DIVERSIFIED FINANCIAL SERVICES - 4.3%
American Express Co.	370,000	7.2500	5/20/2014	432,179
Bear Stearns Cos. LLC	240,000	7.2500	2/1/2018	290,707
Capital One Capital VI	235,000	8.8750	5/15/2040	249,687
Credit Suisse/Guernsey	175,000	5.8600	Perpetual	172,156
E*Trade Financial Corp.	160,000	7.3750	9/15/2013	159,200
E*Trade Financial Corp.	120,000	7.8750	12/1/2015	117,750
Ford Motor Credit Co. LLC	215,000	5.6250	9/15/2015	227,094
General Electric Capital Corp.	485,000	2.8000	1/8/2013	500,569
General Electric Capital Corp.	415,000	4.3750	9/16/2020	418,399
Genworth Global Funding Trusts	80,000	5.1250	3/15/2011	81,105
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	445,000	8.0000	1/15/2018	454,456
International Lease Finance Corp. - 144A	40,000	8.6250	9/15/2015	45,100
International Lease Finance Corp. - 144A	180,000	8.7500	3/15/2017	205,200
Landry's Holdings, Inc. - 144A	285,000	11.5000	6/1/2014	270,037
Macquarie Group Ltd. - 144A	285,000	7.3000	8/1/2014	321,546
				3,945,185
ELECTRIC - 4.0%
Appalachian Power Co.	500,000	5.5500	4/1/2011	507,605
Calpine Corp. - 144A	205,000	7.5000	2/15/2021	206,794
Calpine Corp. - 144A	75,000	7.8750	7/31/2020	78,281
CMS Energy Corp.	280,000	6.2500	2/1/2020	295,050
Dominion Resources, Inc.	100,000	8.8750	1/15/2019	134,618
FirstEnergy Solutions Corp.	140,000	6.0500	8/15/2021	150,461
Florida Power Corp.	160,000	6.6500	7/15/2011	166,669
Georgia Power Co.	180,000	6.0000	11/1/2013	205,394
MidAmerican Energy Co.	400,000	5.6500	7/15/2012	427,932
Nevada Power Co.	400,000	6.5000	5/15/2018	478,000
Pacific Gas & Electric Co.	355,000	8.2500	10/15/2018	476,903
South Carolina Electric & Gas Co.	160,000	6.5000	11/1/2018	197,093
Virginia Electric and Power Co.	305,000	5.4000	1/15/2016	352,650
				3,677,450
ELECTRONICS - 0.4%
Sanmina-SCI Corp. - 144A	375,000	3.0422	6/15/2014	358,125

ENGINEERING & CONSTRUCTION - 0.1%
Tutor Perini Corp. - 144A	75,000	7.6250	11/1/2018	74,531

ENTERTAINMENT - 1.1%
Peninsula Gaming LLC	210,000	10.7500	8/15/2017	223,650
Scientific Games International, Inc.	300,000	9.2500	6/15/2019	327,750
United Artists Theatre Circuit, Inc. 1995-A Pass Through Trust	5,430	9.3000	7/1/2015	5,270
WMG Holdings Corp.	440,000	9.5000	12/15/2014	420,200
				976,870

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2010
Security	Principal Amount	Interest Rate	Maturity Date	Market Value
ENVIRONMENTAL CONTROL - 0.1%
Casella Waste Systems, Inc.	$ 50,000	9.7500%	2/1/2013	$ 50,562

FOOD - 1.4%
C&S Group Enterprises LLC - 144A	155,000	8.3750	5/1/2017	153,837
Delhaize Group SA	335,000	6.5000	6/15/2017	395,203
Kraft Foods, Inc.	120,000	2.6250	5/8/2013	124,366
Kraft Foods, Inc.	200,000	6.1250	2/1/2018	235,080
Stater Brothers Holdings	410,000	8.1250	6/15/2012	410,000
				1,318,486
FOREST PRODUCTS & PAPER - 0.8%
Boise Paper Holdings LLC / Boise Co-Issuer Co.	220,000	8.0000	4/1/2020	235,125
Georgia-Pacific LLC - 144A	455,000	5.4000	11/1/2020	460,688
				695,813
HEALTHCARE-PRODUCTS - 0.2%
Boston Scientific Corp.	205,000	6.0000	1/15/2020	223,194

HOLDING COMPANIES-DIVERSIFIED - 0.2%
Hutchison Whampoa International Ltd. - 144A	140,000	5.7500	9/11/2019	155,106

HOUSEHOLD PRODUCTS/WARES - 0.3%
Fortune Brands, Inc.	310,000	3.0000	6/1/2012	315,961

INSURANCE - 3.5%
Aflac, Inc.	125,000	6.4500	8/15/2040	126,315
Chubb Corp.	100,000	6.3750	3/29/2067	103,625
CNA Financial Corp.	210,000	5.8750	8/15/2020	214,532
ING Capital Funding Trust III	390,000	8.4390	Perpetual	376,350
MetLife, Inc.	200,000	2.3750	2/6/2014	204,004
MetLife, Inc.	95,000	6.7500	6/1/2016	113,369
Metropolitan Life Global Funding I - 144A	325,000	2.8750	9/17/2012	334,653
Protective Life Secured Trusts	511,000	4.0000	4/1/2011	516,769
Prudential Financial, Inc.	270,000	3.6250	9/17/2012	280,911
Prudential Financial, Inc.	170,000	6.2000	1/15/2015	192,256
Prudential Financial, Inc.	170,000	7.3750	6/15/2019	205,544
Prudential Financial, Inc.	275,000	8.8750	6/15/2038	319,000
Teachers' Insurance & Annuity Association of America - 144A	190,000	6.8500	12/16/2039	221,515
				3,208,843
LEISURE TIME - 0.9%
Royal Caribbean Cruises Ltd.	455,000	8.7500	2/2/2011	463,531
Travelport LLC	330,000	9.8750	9/1/2014	344,025
				807,556
MEDIA - 2.2%
Cablevision Systems Corp.	40,000	8.0000	4/15/2020	43,700
Cequel Communications Holdings I LLC and Cequel Capital Corp. - 144A	160,000	8.6250	11/15/2017	170,200
Clear Channel Communications, Inc.	470,000	6.2500	3/15/2011	468,238
Discovery Communications LLC	200,000	3.7000	6/1/2015	213,540
NBC Universal, Inc. - 144A	270,000	2.1000	4/1/2014	272,824
NBC Universal, Inc. - 144A	270,000	4.3750	4/1/2021	275,027
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH - 144A	390,000	8.1250	12/1/2017	410,475
Univision Communications, Inc. - 144A	90,000	7.8750	11/1/2020	92,475
XM Satellite Radio, Inc. - 144A	45,000	7.6250	11/1/2018	45,731
				1,992,210

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2010
Security	Principal Amount	Interest Rate	Maturity Date	Market Value
MEDICAL - 0.8%
Express Scripts, Inc.	$ 260,000	5.2500%	6/15/2012	$ 277,030
Express Scripts, Inc.	80,000	7.2500	6/15/2019	99,393
Pfizer, Inc.	310,000	4.4500	3/15/2012	326,204
				702,627
MINING - 0.1%
Codelco, Inc. de Chile - 144A	100,000	3.7500	11/4/2020	98,239

MISCELLANEOUS MANUFACTURING - 0.3%
ITT Corp.	225,000	6.1250	5/1/2019	262,872

MULTIMEDIA - 0.7%
DISH DBS Corp.	240,000	7.1250	2/1/2016	254,400
Time Warner Cable, Inc.	320,000	5.0000	2/1/2020	345,261
				599,661
OFFICE/BUSINESS EQUIPMENT - 0.3%
Xerox Corp.	240,000	4.2500	2/15/2015	258,691

OIL - 0.4%
Chesapeake Energy Corp.	125,000	7.2500	12/15/2018	136,406
Talisman Energy, Inc.	210,000	7.7500	6/1/2019	270,186
				406,592
OIL & GAS - 0.8%
Linn Energy LLC/Linn Energy Finance Corp. - 144A	100,000	7.7500	2/1/2021	101,625
Petroleos Mexicanos	125,000	4.8750	3/15/2015	134,988
Transocean, Inc.	465,000	1.6250	12/15/2037	465,581
				702,194
PACKAGING & CONTAINERS - 0.2%
Ball Corp.	125,000	6.7500	9/15/2020	136,875

PIPELINES - 1.9%
Atmos Energy Corp.	350,000	6.3500	6/15/2017	396,133
Enbridge Energy Partners LP	60,000	5.8750	12/15/2016	69,439
Energy Transfer Partners LP	260,000	6.7000	7/1/2018	302,063
Energy Transfer Partners LP	370,000	8.5000	4/15/2014	437,847
Kinder Morgan Energy Partners LP	135,000	5.8500	9/15/2012	145,209
Kinder Morgan Energy Partners LP	270,000	9.0000	2/1/2019	351,859
Plains All American Pipeline LP / PAA Finance Corp.	70,000	4.2500	9/1/2012	73,331
				1,775,881
REAL ESTATE - 0.2%
WCI Finance LLC / WEA Finance LLC - 144A	175,000	5.7000	10/1/2016	197,439

REITS - 0.7%
Developers Diversified Realty Corp.	185,000	7.8750	9/1/2020	197,025
Duke Realty LP	420,000	5.9500	2/15/2017	452,878
				649,903

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2010
Security	Principal Amount	Interest Rate	Maturity Date	Market Value
RETAIL - 1.7%
Brown Shoe Co., Inc.	$ 285,000	8.7500%	5/1/2012	$ 291,769
Collective Brands, Inc.	365,000	8.2500	8/1/2013	371,388
CVS Pass-Through Trust - 144A	113,563	7.5070	1/10/2032	133,118
DineEquity, Inc. - 144A	75,000	9.5000	10/30/2018	79,406
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.	120,000	8.6250	6/15/2020	131,400
Michael's Stores, Inc. - 144A	45,000	7.7500	11/1/2018	44,381
Nebraska Book Co., Inc.	115,000	8.6250	3/15/2012	101,056
Nebraska Book Co., Inc.	370,000	10.0000	12/1/2011	376,013
				1,528,531
SEMICONDUCTORS - 0.5%
Freescale Semiconductor, Inc.	450,000	8.8750	12/15/2014	454,500

SOFTWARE - 0.4%
Fiserv, Inc.	181,000	6.1250	11/20/2012	196,828
Intuit, Inc.	185,000	5.7500	3/15/2017	208,697
				405,525
TELECOMMUNICATIONS - 4.8%
Alltel Corp.	400,000	7.0000	7/1/2012	436,500
AT&T, Inc.	295,000	6.2500	3/15/2011	300,997
Cincinnati Bell, Inc.	340,000	8.3750	10/15/2020	340,000
Corning, Inc.	160,000	4.2500	8/15/2020	166,629
GCI, Inc.	315,000	8.6250	11/15/2019	348,075
Global Crossing Ltd.	185,000	12.0000	9/15/2015	211,131
Nextel Communications, Inc.	450,000	5.9500	3/15/2014	451,125
NII Capital Corp.	325,000	8.8750	12/15/2019	363,188
Qwest Corp.	560,000	7.8750	9/1/2011	590,481
Telcordia Technologies, Inc. - 144A	455,000	11.0000	5/1/2018	447,606
Telefonica Emisiones SAU	275,000	5.9840	6/20/2011	283,770
Viasat, Inc.	35,000	8.8750	9/15/2016	37,712
Virgin Media Finance PLC	190,000	8.3750	10/15/2019	211,137
Windstream Corp.	90,000	7.0000	3/15/2019	90,788
Windstream Corp. - 144A	85,000	8.1250	9/1/2018	90,100
				4,369,239
TOBACCO - 0.5%
Altria Group, Inc.	230,000	9.2500	8/6/2019	314,778
Philip Morris International, Inc.	150,000	6.8750	3/17/2014	176,851
				491,629
TRANSPORTATION - 0.4%
Bristow Group, Inc.	325,000	6.1250	6/15/2013	328,250

TRUCKING & LEASING - 0.1%
AWAS Aviation Capital Ltd. - 144A	100,000	7.0000	10/15/2016	100,500

TOTAL CORPORATE NOTES & BONDS ( Cost - $41,754,320)				44,942,834

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2010
Security	Principal Amount	Interest Rate	Maturity Date	Market Value
MORTGAGE BACKED SECURITIES - 8.5%
Banc of America Commercial Mortgage, Inc. BACM 2006-2 A3	$ 990,000	5.7120%	5/10/2045	$ 1,077,447
Bear Stearns Commercial Mortgage Securities BSCMS 2004-T16 A6	95,000	4.7500	2/13/2046	101,867
Commercial Mortgage Pass Through Certificates COMM 2005-C6 A4	120,000	5.1680	6/10/2044	129,683
Commercial Mortgage Pass Through Certificates COMM 2007-C9 A4	340,000	5.8145	12/10/2049	369,053
Credit Suisse Mortgage Capital Certificates CSMC 2006-C1 A3	35,000	5.5465	2/15/2039	37,627
Credit Suisse Mortgage Capital Certificates CSMC 2006-C1 A4	590,000	5.5465	2/15/2039	646,404
Credit Suisse Mortgage Capital Certificates CSMC 2006-C5 A3	280,000	5.3110	12/15/2039	294,302
Morgan Stanley Capital I MSC 2004-T15 A3	175,000	5.0300	6/13/2041	180,142
Morgan Stanley Capital I MSC 2005-IQ9 A3	215,000	4.5400	7/15/2056	219,663
Morgan Stanley Capital I MSC 2005-T17 A5	300,000	4.7800	12/13/2041	324,882
Morgan Stanley Capital I MSC 2005-T19 A4A	135,000	4.8900	6/12/2047	149,008
Morgan Stanley Capital I MSC 2006-IQ11 A4	940,000	5.7608	10/15/2042	1,047,292
Morgan Stanley Capital I MSC 2006-T23 A4	205,000	5.8083	8/12/2041	229,543
Morgan Stanley Capital I MSC 2007-T27 A4	400,000	5.6485	6/11/2042	439,960
OBP Depositor LLC Trust OBP 2010-OBP A -144A	365,000	4.6462	7/15/2045	392,498
Wachovia Bank Commercial Mortgage Trust WBCMT 2005-C19 A5	1,125,000	4.6610	5/15/2044	1,149,671
Wachovia Bank Commercial Mortgage Trust WBCMT 2006-C26 A3	870,000	6.0110	6/15/2045	962,742

TOTAL MORTGAGE BACKED SECURITIES ( Cost - $7,455,226)				7,751,784

U.S. GOVERNMENT & AGENCIES - 38.6%
U.S. GOVERNMENT AGENCY - 21.3%
Federal Home Loan Mortgage REMICS 2777-JA	90,701	4.5000	11/15/2017	92,944
Federal Home Loan Mortgage REMICS 2904-CH	285,234	4.5000	4/15/2019	296,586
Federal National Mortgage Association 1999-M2 B	529,274	6.4791	3/25/2029	615,251
Federal National Mortgage Association REMICS 2003-42 HC	108,735	4.5000	12/25/2017	112,748
FGLMC Pool A46224	1,242,553	5.0000	7/1/2035	1,328,364
FGLMC Pool G01499	78,537	7.0000	1/1/2033	87,757
FGLMC Pool G01980	1,019,109	5.0000	12/1/2035	1,087,868
FGLMC Pool G05888	345,566	5.5000	10/1/2039	370,243
FNCL Pool 745394	492,972	4.5000	11/1/2020	524,789
FNCL Pool 703391	2,087,659	5.0000	5/1/2033	2,237,094
FNCL Pool 735291	130,207	4.5000	3/1/2020	138,611
FNCL Pool 747890	337,661	4.5000	12/1/2018	360,051
FNCL Pool 792454	129,978	4.5000	11/1/2019	138,367
FNCL Pool 880117	170,292	5.5000	4/1/2036	184,089
FNCL Pool 889883	1,949,708	6.5000	3/1/2038	2,188,469
FNCL Pool 909141	61,862	6.0000	1/1/2038	67,332
FNCL Pool 909153	58,966	6.0000	2/1/2038	64,089
FNCL Pool 909175	150,281	5.5000	4/1/2038	161,843
FNCL Pool 909220	256,562	6.0000	8/1/2038	278,726
FNCL Pool 909223	159,443	6.0000	8/1/2038	173,217
FNCL Pool 929191	441,834	6.0000	3/1/2038	480,282
FNCL Pool 931983	1,522,662	5.5000	9/1/2039	1,635,780
FNCL Pool 938574	1,388,269	5.5000	9/1/2036	1,500,788
FNCL Pool 962752	122,216	5.0000	4/1/2038	130,437
FNCL Pool 975649	2,437,806	6.0000	7/1/2038	2,652,381
FNCL Pool 990101	825,173	5.5000	8/1/2038	887,243
FNCL Pool AA0893	501,189	5.0000	12/1/2038	533,395
FNCL Pool AA0894	253,473	5.0000	12/1/2038	270,022
FNCL Pool AE2496	654,088	4.5000	9/1/2040	696,034
FNCL Pool FN 735061	110,131	6.0000	11/1/2034	121,372
				19,416,172

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2010
Security	Principal Amount	Interest Rate	Maturity Date	Market Value
U.S. TREASURY OBLIGATIONS - 17.3%
United States Treasury Bond	$ 2,880,000	3.5000%	2/15/2039	$ 2,639,137
United States Treasury Note	2,940,000	1.0000	12/31/2011	2,964,806
United States Treasury Note	2,455,000	2.6250	6/30/2014	2,623,685
United States Treasury Note	1,265,000	3.2500	12/31/2016	1,385,224
United States Treasury Note	1,150,000	4.7500	8/15/2017	1,364,188
United States Treasury Note	4,395,000	3.6250	2/15/2020	4,798,791
				15,775,831

TOTAL U.S GOVERNMENT & AGENCIES ( Cost - $33,789,393)				35,192,003
	Shares	Dividend Rate
PREFERRED STOCK - 0.2%
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Citigroup Capital XIII	7,200	7.8750	10/30/2040	190,800
TOTAL PREFERRED STOCK ( Cost - $180,000)
		Interest Rate
SHORT-TERM INVESTMENTS - 2.7%
MONEY MARKET FUND - 2.7%
Fidelity Institutional Money Market Funds - Government Portfolio	2,424,926	0.06%+		2,424,926
TOTAL SHORT-TERM INVESTMENTS ( Cost - $2,424,926)

TOTAL INVESTMENTS - 99.3% ( Cost - $85,603,865)				$ 90,502,347
CASH AND OTHER ASSETS LESS LIABILITIES - 0.7%				662,828
NET ASSETS - 100.0%				$ 91,165,175

+ Variable rate security. Interest rate is as of October 31, 2010.
REIT - Real Estate Investment Trust.
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
Corporate Bond	49.66%
Mortgage-Backed Securities	30.02%
Government Bond	17.43%
Preferred Stock	0.21%
Short-Term Investments	2.68%
Total	100.00%
* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

During the fiscal year ending October 31, 2010, high yield bonds, as measured by the Merrill Lynch High-Yield Bond Cash Pay Index, continued to gain value. Over the 12 month period, high-yield bonds rose 19.2 percent. Bonds rated CCC and lower outperformed higher-rated bonds over the past fiscal year, which was in contrast to the previous fiscal year. Bonds rated CCC and lower increased 24.2 percent, while BB- and B-rated bonds finished the year up 19.1 percent and 16.4 percent, respectively. The Sub-Adviser continues to focus on B-rated bonds and has limited exposure to CCC-rated bonds.

The Sub-Adviser is cautiously optimistic about this era of slow economic growth and is concerned about firms increasing shareholder-friendly activity such as borrowing in order to pay a dividend. However, the Sub-Adviser is optimistic that larger firms will increase the number of acquisitions and some high yield names will be bought out by higher-rated firms. The Sub-Adviser believes that if the Federal Reserve’s quantitative easing results in long-term inflation, then investment-grade bonds will suffer and that investors may move down the risk spectrum in search of yield and higher total-return investments, which may benefit the high-yield space.

Calendar year-to-date, there has been nearly $245 billion in new high-yield bond issuance, which is more than 2008 and 2009 new issuance combined. There was $181 billion in total new issuance in 2009 and $52.9 billion in 2008. However, the Sub-Adviser believes that these new issues will be absorbed without significantly hurting existing bonds, since there has also been an increase in the amount of refinancing and buyouts in the high-yield market. Default rates have dropped to 4 percent, which is roughly one-third the level reached in 2009. In contrast to the past 12 years, there have been more credit ratings upgrades than downgrades within the high-yield bond market, with 311 upgrades year-to-date and only 211 downgrades. If this year finishes with fewer than 300 downgrades, it will mark just the second time in more than a decade.

Industry allocation for the portfolio produced mixed results during the fiscal year, as the exposure to regional banks added to relative outperformance late in the 12 month period. Banks in general increased 7.4 percent over the fourth fiscal quarter, after leading the benchmark by 6.7 percent in the previous three quarters. During the previous 12 months, banks and thrifts have broadly outperformed the benchmark index by 9.2 percent.  Furthermore, issue selection within the technology and telecommunications sectors benefitted the portfolio during the year. Alcatel- Lucent USA Inc. (549463AE7), one of the longer maturing bonds in the telecommunications sector, increased nearly 16 percent during the fiscal year.

The Sub-Adviser reiterated its belief that a double-dip recession is unlikely, but out of caution, continues to manage the portfolio defensively. The Sub-Adviser also highlighted the recent outperformance of BB-rated and CCC-rated bonds over B-rated bonds as a representation of the bifurcated view of investors. Although yield spreads have compressed significantly since their peaks reached during the apex of the market turmoil in 2008 and 2009, the Sub-Adviser believes that there remains upside. Specifically, the Sub-Adviser believes that within the high-yield bond space B-rated bonds likely have more room to compress than the more volatile bonds rated CCC and lower, and perhaps more than the slightly higher-rated BB bonds.

.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (7/1/05)
Class N	17.11%	6.26%	6.12%	5.66%
Class C Class A with load of 4.50% Class A without load	16.16% 11.59% 16.85%	5.46% 4.34% 5.95%	5.31% N/A N/A	4.86% 3.62%* 4.86%*
ML High-Yield Bond Cash Pay Index	19.20%	9.09%	8.85%	8.31%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch High-Yield Bond Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.58% for Class N, 2.33% for Class C and 1.83% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
BONDS & NOTES - 92.6%
AGRICULTURE - 0.8%
Alliance One International, Inc.		$ 505,000	10.00%	7/15/2016	$ 552,975

AIRLINES - 1.8%
Air Canada - 144A		235,000	9.250	8/1/2015	243,519
American Airlines Pass Through Trust 2001-02		290,000	8.608	4/1/2011	296,525
Delta Air Lines, Inc. - 144A		520,000	12.250	3/15/2015	592,150
United Air Lines, Inc. - 144A		175,000	9.875	8/1/2013	191,188
					1,323,382
APPAREL - 0.5%
Perry Ellis International, Inc.		380,000	8.875	9/15/2013	385,700

AUTO PARTS & EQUIPMENT - 2.1%
Accuride Corp. - 144A		200,000	9.500	8/1/2018	219,000
Affinia Group Holdings, Inc.		545,000	9.000	11/30/2014	564,756
Exide Technologies		450,000	10.500	3/15/2013	460,687
Titan International, Inc. - 144A		280,000	7.875	10/1/2017	287,350
					1,531,793
BANKS - 6.6%
CIT Group, Inc.		840,000	7.000	5/1/2016	841,050
Synovus Financial Corp.		940,000	4.875	2/15/2013	890,650
Synovus Financial Corp.		1,640,000	5.125	6/15/2017	1,394,000
Wachovia Capital Trust III		410,000	5.800	Perpetual	364,900
Zions Bancorporation		555,000	5.500	11/16/2015	550,838
Zions Bancorporation		385,000	6.000	9/15/2015	379,706
Zions Bancorporation		415,000	7.750	9/23/2014	438,655
					4,859,799
CHEMICALS - 0.5%
Huntsman International LLC - 144A		215,000	7.375	1/1/2015	219,837
Huntsman International LLC		130,000	8.625	3/15/2021	141,375
					361,212
COAL - 0.7%
Cloud Peak Energy Resources LLC		75,000	8.250	12/15/2017	81,094
Cloud Peak Energy Resources LLC		155,000	8.500	12/15/2019	170,112
Consol Energy, Inc. - 144A		215,000	8.000	4/1/2017	236,500
					487,706
COMMERCIAL SERVICES - 6.0%
Avis Budget Car Rental LLC		710,000	7.750	5/15/2016	714,437
Avis Budget Car Rental LLC		170,000	8.250	1/15/2019	171,063
Cardtronics, Inc.		500,000	8.250	9/1/2018	526,875
Cenveo Corp.		620,000	7.875	12/1/2013	603,725
Global Cash Access , Inc.		384,000	8.750	3/15/2012	384,480
KAR Auction Services, Inc.		470,000	8.750	5/1/2014	487,037
National Money Mart Co.		365,000	10.375	12/15/2016	392,831
Prospect Medical Holdings, Inc.		320,000	12.750	7/15/2014	354,800
RSC Equipment Rental, Inc.		250,000	9.500	12/1/2014	260,625
Trans Union LLC - 144A		410,000	11.375	6/15/2018	470,475
					4,366,348
COMPUTERS - 0.4%
Stream Global Services, Inc.		330,000	11.250	10/1/2014	327,525

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
COSMETICS/PERSONAL CARE - 1.1%
Elizabeth Arden, Inc.		$ 380,000	7.75%	1/15/2014	$ 385,225
Revlon Consumer Products Corp.		380,000	9.750	11/15/2015	398,525
					783,750
DISTRIBUTION/WHOLESALE - 0.6%
WESCO Distribution, Inc.		470,000	7.500	10/15/2017	474,113

DIVERSIFIED FINANCIAL SERVICES - 6.4%
CEDC Finance Corp. International, Inc. - 144A		655,000	9.125	12/1/2016	710,675
CNG Holdings, Inc. - 144A		290,000	12.250	2/15/2015	318,275
E*Trade Financial Corp.		915,000	7.375	9/15/2013	910,425
E*Trade Financial Corp.		445,000	7.875	12/1/2015	436,656
International Lease Finance Corp.		235,000	5.625	9/20/2013	237,644
International Lease Finance Corp.		440,000	5.875	5/1/2013	444,400
International Lease Finance Corp.		795,000	6.375	3/25/2013	812,887
International Lease Finance Corp.		185,000	6.625	11/15/2013	188,237
Penson Worldwide, Inc. - 144A		450,000	12.500	5/15/2017	448,875
SquareTwo Financial Corp. - 144A		160,000	11.625	4/1/2017	146,200
					4,654,274
ELECTRIC - 2.7%
Calpine Construction Finance Co. - 144A		255,000	8.000	6/1/2016	275,081
Calpine Construction Finance Co. - 144A		275,000	7.250	10/15/2017	283,594
GenOn Escrow Corp. - 144A		230,000	9.500	10/15/2018	223,100
Mirant Mid Atlantic Pass Through Trust C		501,762	10.060	12/30/2028	558,210
NRG Energy, Inc.		450,000	7.375	2/1/2016	467,438
NRG Energy, Inc. - 144A		175,000	8.250	9/1/2020	183,969
					1,991,392
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Belden, Inc.		265,000	7.000	3/15/2017	268,644

ENERGY-ALTERNATE SOURCES - 0.9%
Headwaters, Inc.		605,000	11.375	11/1/2014	654,912

ENTERTAINMENT - 2.1%
GWR Operating Partnership LLP - 144A		365,000	10.875	4/1/2017	378,231
Pinnacle Entertainment, Inc.		400,000	7.500	6/15/2015	388,500
Pinnacle Entertainment, Inc.		235,000	8.625	8/1/2017	254,388
Universal City Development Partners Ltd.		510,000	8.875	11/15/2015	543,150
					1,564,269
FOOD - 0.6%
Smithfield Foods, Inc.		450,000	7.750	7/1/2017	460,688

FOREST PRODUCTS & PAPER - 2.0%
Boise Paper Holdings LLC		280,000	9.000	11/1/2017	305,900
Exopack Holding Corp.		600,000	11.250	2/1/2014	621,000
Mercer International, Inc.		545,000	9.250	2/15/2013	545,681
					1,472,581
GAS - 0.9%
Sabine Pass LNG LP		280,000	7.250	11/30/2013	270,900
Sabine Pass LNG LP		455,000	7.500	11/30/2016	424,288
					695,188

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
HEALTHCARE-PRODUCTS - 1.5%
Alere, Inc. - 144A		$ 520,000	8.625%	10/1/2018	$ 552,500
DJO Finance LLC		165,000	10.875	11/15/2014	181,087
Universal Hospital Services, Inc.		380,000	8.500	6/1/2015	398,050
					1,131,637
HEALTHCARE-SERVICES - 2.6%
Gentiva Health Services, Inc. - 144A		330,000	11.500	9/1/2018	359,287
Health Net, Inc.		235,000	6.375	6/1/2017	233,825
Select Medical Corp.		820,000	7.625	2/1/2015	822,050
Sun Healthcare Group, Inc.		450,000	9.125	4/15/2015	479,250
					1,894,412
HOUSEHOLD PRODUCTS - 1.4%
Prestige Brands, Inc.		225,000	8.250	4/1/2018	235,688
Reynolds Group Issuer, Inc. - 144A		445,000	9.000	4/15/2019	460,575
Yankee Acquisition Corp/MA		305,000	8.500	2/15/2015	316,819
					1,013,082
HOUSEWARES - 0.5%
Libbey Glass, Inc. - 144A		340,000	10.000	2/15/2015	365,075

INSURANCE - 1.5%
American International Group, Inc.		200,000	6.250	3/15/2037	181,500
HUB International Holdings, Inc. - 144A		895,000	9.000	12/15/2014	907,306
					1,088,806
INTERNET - 1.5%
Equinix, Inc.		335,000	8.125	3/1/2018	355,937
Terremark Worldwide, Inc.		610,000	12.000	6/15/2017	703,025
					1,058,962
IRON/STEEL - 0.3%
United States Steel Corp.		205,000	7.000	2/1/2018	211,150

LEISURE TIME - 2.3%
NCL Corp. Ltd.		630,000	11.750	11/15/2016	731,588
Travelport LLC - 144A		685,000	9.875	9/1/2014	714,113
Travelport LLC		235,000	9.000	3/1/2016	237,938
					1,683,639
LODGING - 2.3%
Ameristar Casinos, Inc.		345,000	9.250	6/1/2014	373,031
Gaylord Entertainment Co.		355,000	6.750	11/15/2014	356,331
MGM Resorts International		250,000	10.375	5/15/2014	281,563
Wynn Las Vegas LLC		600,000	7.875	5/1/2020	647,250
					1,658,175
MACHINERY-DIVERSIFIED - 2.3%
Chart Industries, Inc.		450,000	9.125	10/15/2015	467,438
CPM Holdings, Inc. - 144A		295,000	10.625	9/1/2014	323,394
Manitowoc Co., Inc.		355,000	8.500	11/1/2020	367,869
Manitowoc Co., Inc.		495,000	9.500	2/15/2018	529,650
					1,688,351
MEDIA - 4.1%
Clear Channel Worldwide Holdings, Inc.		330,000	9.250	12/15/2017	358,462
Entravision Communications Corp. - 144A		245,000	8.750	8/1/2017	260,312
LIN Television Corp.		275,000	8.375	4/15/2018	295,281
Nexstar Broadcasting, Inc. - 144A		250,000	8.875	4/15/2017	261,875
Salem Communications Corp.		444,000	9.625	12/15/2016	483,960

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
MEDIA - 4.1% (Continued)
Sinclair Television Group, Inc. - 144A		$ 390,000	8.375%	10/15/2018	$ 403,163
Sirius XM Radio, Inc. - 144A		375,000	8.750	4/1/2015	402,656
XM Satellite Radio, Inc. - 144A		295,000	7.625	11/1/2018	299,794
XM Satellite Radio Holdings - 144A		175,000	13.000	8/1/2013	209,563
					2,975,066
OFFICE FURNISHINGS - 0.5%
Interface, Inc.		325,000	11.375	11/1/2013	376,594

OIL & GAS - 7.5%
Atlas Energy Resources LLC		235,000	10.750	2/1/2018	263,494
Atlas Energy Resources LLC		110,000	12.125	8/1/2017	128,150
Berry Petroleum Co.		500,000	8.250	11/1/2016	527,500
Bill Barrett Corp.		475,000	9.875	7/15/2016	522,500
Chaparral Energy, Inc. - 144A		170,000	8.500	12/1/2015	170,637
Chaparral Energy, Inc.		530,000	8.875	2/1/2017	530,663
Chaparral Energy, Inc.		205,000	9.875	10/1/2020	214,993
Comstock Resources, Inc.		170,000	8.375	10/15/2017	176,375
Linn Energy LLC		495,000	7.750	2/1/2021	503,044
Linn Energy LLC - 144A		195,000	8.625	4/15/2020	209,381
Linn Energy LLC - 144A		325,000	11.750	5/15/2017	378,625
Plains Exploration & Production Co.		310,000	10.000	3/1/2016	354,175
Quicksilver Resources, Inc.		225,000	7.125	4/1/2016	216,844
Quicksilver Resources, Inc.		160,000	11.750	1/1/2016	186,200
SandRidge Energy, Inc. - 144A		545,000	9.875	5/15/2016	575,656
Swift Energy Co.		350,000	7.125	6/1/2017	353,500
Swift Energy Co.		175,000	8.875	1/15/2020	189,875
					5,501,612
OIL & GAS SERVICES - 4.1%
Basic Energy Services, Inc.		510,000	7.125	4/15/2016	481,312
Basic Energy Services, Inc.		450,000	11.625	8/1/2014	498,375
Complete Production Services, Inc.		470,000	8.000	12/15/2016	495,262
Helix Energy Solutions Group, Inc. - 144A		640,000	9.500	1/15/2016	663,200
Key Energy Services, Inc.		805,000	8.375	12/1/2014	860,344
					2,998,493
PACKAGING & CONTAINERS - 0.5%
Pactiv Corp.		400,000	8.375	4/15/2027	389,820

PHARMACEUTICALS - 1.3%
BioScrip, Inc.		570,000	10.250	10/1/2015	603,487
Patheon, Inc. - 144A		315,000	8.625	4/15/2017	325,238
					928,725
PIPELINES - 1.3%
MarkWest Energy Partners LP		710,000	8.500	7/15/2016	756,150
MarkWest Energy Partners LP		170,000	8.750	4/15/2018	187,000
					943,150
REITS - 1.5%
Felcor Lodging LP		555,000	10.000	10/1/2014	627,150
Sabra Health Care LP - 144A		455,000	8.125	11/1/2018	455,000
					1,082,150

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2010

		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
RETAIL - 1.6%
HSN , Inc.		$ 445,000	11.25%	8/1/2016	$ 511,194
Landry's Restaurants, Inc.		190,000	11.625	12/1/2015	201,875
Toys R Us Property Co. LLC - 144A		160,000	8.500	12/1/2017	170,600
Wendy's/Arby's Restaurants LLC		245,000	10.000	7/15/2016	268,275
					1,151,944
SEMICONDUCTORS - 0.4%
MagnaChip Semiconductor SA - 144A		300,000	10.500	4/15/2018	316,125

SOFTWARE - 0.4%
First Data Corp.		360,000	9.875	9/24/2015	304,650

STORAGE/WAREHOUSING - 0.5%
Mobile Mini, Inc.		350,000	9.750	8/1/2014	366,625

TELECOMMUNICATIONS - 12.2%
Alcatel-Lucent USA, Inc.		885,000	6.450	3/15/2029	734,550
Alcatel-Lucent USA, Inc.		525,000	6.500	1/15/2028	421,969
Broadview Networks Holdings, Inc.		175,000	11.375	9/1/2012	171,281
Cincinnati Bell, Inc.		215,000	8.250	10/15/2017	217,956
Cincinnati Bell, Inc.		520,000	8.750	3/15/2018	507,650
Cricket Communications, Inc.		510,000	9.375	11/1/2014	532,312
Frontier Communications Corp.		260,000	6.625	3/15/2015	277,875
Global Crossing Ltd.		475,000	12.000	9/15/2015	542,094
Global Crossing UK Finance PLC		350,000	10.750	12/15/2014	362,250
Integra Telecom Holdings, Inc. - 144A		345,000	10.750	4/15/2016	363,975
ITC Deltacom, Inc.		690,000	10.500	4/1/2016	746,925
MetroPCS Wireless, Inc.		500,000	7.875	9/1/2018	535,000
Nextel Communications, Inc.		720,000	6.875	10/31/2013	725,400
NII Capital Corp.		730,000	8.875	12/15/2019	815,775
PAETEC Holding Corp.		630,000	8.875	6/30/2017	673,313
Sprint Nextel Corp.		940,000	6.000	12/1/2016	942,350
TW Telecom Holdings, Inc		345,000	8.000	3/1/2018	368,719
					8,939,394
TRANSPORTATION - 2.9%
Commercial Barge Line Co.		430,000	12.500	7/15/2017	470,850
Kansas City Southern de Mexico SA de CV		460,000	7.625	12/1/2013	478,400
Kansas City Southern de Mexico SA de CV		440,000	8.000	2/1/2018	482,350
Kansas City Southern de Mexico SA de CV		365,000	12.500	4/1/2016	438,455
Ship Finance International Ltd.		270,000	8.500	12/15/2013	274,050
					2,144,105
TRUCKING & LEASING - 0.5%
Aircastle Ltd.		330,000	9.750	8/1/2018	363,000

TOTAL BONDS & NOTES ( Cost - $61,932,836)					67,790,993

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2010

			Dividend		Market
Security		Shares	Rate		Value
PREFERRED STOCK - 2.0%
BANKS - 2.0%
Wells Fargo & Co.		1,015	7.500%		$ 1,015,000
Zions Bancorporation		17,775	9.500		451,485
TOTAL PREFERRED STOCK ( Cost - $1,112,657)					1,466,485

SHORT-TERM INVESTMENTS - 4.2%			Interest
MONEY MARKET FUND - 4.2%			Rate
First American Government Obligations Fund		3,079,371	0.01%+		3,079,371
TOTAL SHORT-TERM INVESTMENTS ( Cost - $3,079,371)

TOTAL INVESTMENTS - 98.8% ( Cost - $66,124,864)					$72,336,849
CASH AND OTHER ASSETS LESS LIABILITIES - 1.2%					840,052
NET ASSETS - 100.0%					$73,176,901
+ Variable rate security. Interest rate is as of October 31, 2010.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
REIT - Real Estate Investment Trust
Portfolio Composition * - Unaudited
B3	35.09%		NR		3.30%
B2	20.52%		Ba1		2.92%
B1	19.40%		Caa2		0.85%
Caa1	5.75%		Baa2		0.54%
Ba3	3.87%		Cash		4.26%
Ba2	3.50%		Total		100.00%

* Based on total market value of investments as of October 31, 2010
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, Inc.)

Market neutral hedging investment strategies, as measured by the IQ Hedge Market Neutral Beta Index, managed a small gain of 3.36 percent for the 12-month period ending October 31, 2010. In the past fiscal year, the asset class witnessed just one negative quarter, the first, and finished on a particularly strong fourth quarter. Over this same 12-month period, this alternative asset class significantly trailed broader equity markets, as measured by the S&P 500 Index, by over 13 percentage points, albeit with significantly lower volatility.

The  Sub-Adviser primarily divides the Fund’s absolute-return investment approach among several different strategies, including: buy/write, merger arbitrage, and fixed income. In a typical stock-for-stock merger arbitrage investment, the Sub-Adviser may purchase the shares of the firm being acquired, while shorting the stock of the acquiring firm, thus locking in the “spread” between the two upon successful completion of the merger. While the Sub-Adviser has yet to see corporate deal activity significantly increase, the Sub-Adviser does believe that the current takeovers and mergers in the marketplace allow for numerous investment opportunities. Merger arbitrage remains the largest single investment strategy within the Fund, often ranging from 40 percent to 50 percent of the portfolio.

Within the merger arbitrage strategy, the Sub-Adviser continues to lock in arbitrage spreads in positions of several large deals where it has high conviction of success. The Fund’s deal participation has included a wide variety of industries over the past 12 months: Airgas Inc. (ARG), which is undergoing a hostile bid from competitor Air Products and Chemicals, Inc. (APD); private equity firm’s Bain Capital’s announced $1.8 billion cash buyout plan for children’s specialty retailer Gymboree Corp. (GYMB); oilfield service conglomerate Schlumberger Ltd.’s (SLB) substantial $11 billion takeover of Smith International, Inc. (SII); and the complex, multi-billion dollar, four-way competition for fertilizer producer Terra Industries (TRA) that was finally won by CF Industries (CF), after CF Industries itself withstood a takeover attempt from Agrium (AGU).

The Sub-Adviser may utilize a “risk-reversal” options strategy to pursue moderate income generation with significant downside protection. This strategy involves writing a call option on a held security (a “covered call”), while purchasing a put option, for a slight premium, so as to limit downside should the underlying security decline beyond the premium received for the written call. The Sub-Adviser believes this to be a relatively conservative strategy with low volatility. The Fund has pursued “risk-reversals” with stocks such as Pfizer, Inc. (PFE) and McDonald’s Corp. (MCD), but it remains a relatively small strategy within the overall portfolio.

The Fund also holds income-generating preferred shares, primarily from the financial services sector, including large cap firms such as Bank of America, Inc. (060505559), Citigroup, Inc. (17311U200), and JPMorgan Chase & Co. (48124G104). A number of these preferred shares were purchased at below par-value earlier in the fiscal year, after the sharp downturn in April 2010. Following broad market rally in the fourth fiscal quarter, the Sub-Adviser notes that many of these holdings are currently near par value (typically $25 for preferred shares), while still yielding 6.5 percent to 8.5 percent.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years Five Years	Annualized Since Inception (8/1/08)*
Class N	10.64%	N/A N/A	3.72%**
Class C Class A with load of 5.75% Class A without load	9.59% 4.05% 10.38%	(5.59)% (0.13)% (6.66)% (0.54)% (4.88)% 0.60%	0.98% (0.77)% 1.75%
IQ Hedge Market Neutral Beta Index CBOE S&P 500 Buy/Write Index	3.36% 12.79%	2.63% N/A (2.50)% 3.33%	4.57% 0.72%

  *Westchester Capital Management, Inc. was named Sub-Adviser to the Fund, on August 1, 2008.  Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and managed under a different Sub-Adviser.

**Class N commenced operations on September 29, 2008.

The CBOE S&P 500 Buy/Write Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  Investors cannot invest directly in an index or benchmark.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.42% for Class N, 3.42% for Class C and 2.67% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2010

Security		Shares		Market Value
COMMON STOCK - 68.7%
AIRLINES - 0.5%
AirTran Holdings, Inc. *		59,400		$ 439,560

BANKS - 5.3%
Citigroup, Inc. ^		345,000		1,438,650
JPMorgan Chase & Co. ^		40,000		1,505,200
M&T Bank Corp. ^		19,600		1,465,100
				4,408,950
BEVERAGES - 1.5%
Coca-Cola Enterprises, Inc. ^		52,500		1,260,525

BIOTECHNOLOGY - 2.7%
Genzyme Corp. * ^		31,200		2,250,456

CHEMICALS - 5.7%
Airgas, Inc. ^		1,700		120,581
Huntsman Corp. ^		129,000		1,786,650
Potash Corp. of Saskatchewan, Inc. ^		19,300		2,800,237
				4,707,468
COMMERCIAL PRINTING- 1.5%
Bowne & Co., Inc.		111,400		1,264,390

COMMERCIAL SERVICES - 3.4%
Dollar Thrifty Automotive Group, Inc. * ^		30,000		1,392,000
Hertz Global Holdings, Inc. * ^		125,600		1,421,792
				2,813,792
COMPUTERS - 1.7%
Seagate Technology PLC * ^		97,400		1,426,910

DIVERSIFIED FINANCIAL SERVICES - 1.8%
SLM Corp. * ^		123,700		1,472,030

ELECTRIC - 4.6%
Allegheny Energy, Inc.		32,100		744,720
American Electric Power Co,. Inc. ^		82,200		3,077,568
				3,822,288
ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
SunPower Corp. - Class B*		9,326		123,103

HEALTHCARE-PRODUCTS - 2.7%
Alcon, Inc. ^		13,300		2,230,676

HEALTHCARE-SERVICES - 1.4%
Psychiatric Solutions, Inc. *		35,020		1,180,174

HOLDING COMPANIES - 0.9%
Liberty Acquisition Holdings Corp. *		74,000		777,000

INTERNET - 4.8%
Liberty Media Corp. * ^		10,000		147,600
McAfee, Inc. *		45,400		2,147,420
Yahoo!, Inc. * ^		99,100		1,636,141
				3,931,161

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2010

Security		Shares		Market Value
OIL & GAS - 0.6%
Mariner Energy, Inc. *		19,000		$ 473,480

PACKAGING & CONTAINERS - 2.7%
Pactiv Corp. *		68,600		2,276,148

PHARMACEUTICALS - 4.0%
King Pharmaceuticals, Inc. *		53,500		756,490
Pfizer, Inc. ^		100,000		1,740,000
Savient Pharmaceuticals, Inc. * ^		65,500		812,855
				3,309,345
RETAIL - 7.9%
Gymboree Corp. * ^		68,500		4,456,610
JC Penney Co., Inc. ^		67,100		2,092,178
				6,548,788
SOFTWARE - 1.9%
BMC Software, Inc. * ^		35,500		1,613,830

TELECOMMUNICATIONS - 13.0%
ADC Telecommunications, Inc. *		164,500		2,087,505
AT&T, Inc. ^		65,000		1,852,500
CenturyLink, Inc.		6,500		268,970
Frontier Communications Corp.		14,402		126,449
Motorola, Inc. * ^		165,000		1,344,750
Qwest Communications International, Inc.		470,100		3,102,660
Verizon Communications, Inc. ^		58,000		1,883,260
				10,666,094

TOTAL COMMON STOCK ( Cost - $55,628,500)				56,996,168

EXCHANGE TRADED FUNDS - 1.7%
EQUITY FUND - 1.7%
PowerShares S&P 500 BuyWrite Portfolio		66,956		1,432,189
TOTAL EXCHANGE TRADED FUNDS
(Cost $1,151,000)
		Dividend
PREFERRED STOCK - 14.2%	Shares	Rate
BANKS - 8.8%
Bank of America Corp.	76,600	8.625%		1,968,620
Bank One Capital VI	33,000	7.2000		834,240
Fifth Third Capital Trust VII	32,300	8.8750		848,198
Goldman Sachs Group Inc.	56,300	6.2000		1,393,988
KeyCorp Capital X	87,358	8.0000		2,232,871
				7,277,917
DIVERSIFIED FINANCIAL SERVICES - 5.4%
Citigroup Capital XIX	6,095	7.2500		152,070
Countrywide Capital V	89,200	7.0000		2,069,440
JPMorgan Chase Capital XXVI	14,500	8.0000		392,225
National City Capital Trust IV	71,500	8.0000		1,859,000
				4,472,735

TOTAL PREFERRED STOCK ( Cost - $10,816,372)				11,750,652

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2010

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Market Value
BONDS & NOTES - 7.0%
ELECTRIC - 1.7%
Mirant North America LLC	$ 1,400,000	7.375%	12/31/2013	$ 1,440,250

OIL & GAS - 2.7%
Mariner Energy, Inc.	1,008,000	11.7500	6/30/2016	1,267,560
Transocean, Inc.	1,000,000	1.6250	12/15/2037	1,001,250
				2,268,810
REITS- 1.9%
GGP LP - 144A	1,474,000	3.9800	4/15/2027	1,591,920

SEMICONDUCTORS - 0.7%
Advanced Micro Devices, Inc.	520,000	5.7500	8/15/2012	534,300

TOTAL BONDS & NOTES ( Cost - $5,716,669)				5,835,280

PURCHASED PUT OPTIONS - 0.1%			Contracts**	Market Value
American Electric Power, Expiration January 2011, Exercise Price $33			822	22,605
AT&T, Inc., Expiration November 2010, Exercise Price $26			650	3,250
Pfizer, Inc., Expiration January 2011, Exercise Price $15			1,000	19,000
Verizon Communications, Inc., Expiration January 2011, Exercise Price $ 27			580	11,310
TOTAL PURCHASED PUT OPTIONS ( Cost - $138,335)				56,165

SHORT-TERM INVESTMENTS - 5.6%			Interest
MONEY MARKET FUND - 5.6%	Shares		Rate
First American Government Obligations Fund	4,619,834		0.01%+	4,619,834
TOTAL SHORT-TERM INVESTMENTS ( Cost - $4,619,834)

TOTAL INVESTMENTS -97.3% ( Cost - $78,070,710)				$80,690,288
CASH AND OTHER ASSETS LESS LIABILITIES- 2.7%				2,270,527
NET ASSETS - 100.0%				$82,960,815

* Non-Income producing security.
** Each Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
+ Variable rate security. Interest rate is as of October 31, 2010.
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
REIT- Real Estate Investment Trust.
^ Subject to call option written

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2010

Security			Contracts***	Market Value
SCHEDULE OF WRITTEN CALL OPTIONS - (4.0) %
Airgas, Inc., Expiration November 2010, Exercise Price $67.50			17	$ 5,950
Alcon, Inc., Expiration November 2010, Exercise Price $165			18	8,100
American Electric Power, Inc., Expiration January 2011, Exercise Price $36			822	139,740
AT&T Inc, Expiration November 2010, Exercise Price $29			650	14,950
BMC Software, Inc., Expiration November 2010, Exercise Price $37.50			355	284,000
Citigroup, Inc., Expiration November 2010, Exercise Price $4			3450	75,900
Coca-Cola Enterprises, Expiration November 2010, Exercise Price $22			50	9,750
Coca-Cola Enterprises, Expiration November 2010, Exercise Price $29			475	11,875
Dollar Thrifty Automotive Group, Expiration November 2010, Exercise Price $48			300	7,500
Genzyme Corp., Expiration November 2010, Exercise Price $72.50			101	5,555
Gymboree Corp., Expiration November 2010, Exercise Price $46			445	847,725
Hertz Global Holdings Inc., Expiration November 2010, Exercise Price $10			1256	182,120
Huntsman Corp., Expiration November 2010, Exercise Price $11			1290	374,100
J.C. Penney, Inc., Expiration November 2010, Exercise Price $28			671	236,528
J.P. Morgan Chase & Co., Expiration November 2010, Exercise Price $35			400	118,400
Liberty Media Holding Corp., Expiration November 2010, Exercise Price $13			100	17,250
M&T Bank Corp., Expiration November 2010, Exercise Price $75			196	26,460
Motorola, Inc., Expiration January 2011, Exercise Price $7.50			986	87,754
Motorola, Inc., Expiration November 2010, Exercise Price $8			664	22,576
Pfizer Inc., Expiration January 2011, Exercise Price $17.50			1000	63,000
Potash Corp. Saskatchewan, Inc., Expiration November 2010, Exercise Price $140			100	87,500
Savient Pharmaceuticals Inc., Expiration November 2011, Exercise Price $11			655	112,660
Seagate Technology, Expiration November 2010, Exercise Price $13			974	190,904
SLM Corp., Expiration November 2010, Exercise Price $10			337	66,221
SLM Corp., Expiration November 2010, Exercise Price $11			900	100,800
Verizon Communications, Inc., Expiration January 2011, Exercise Price $32			580	74,820
Yahoo Inc., Expiration November 2010, Exercise Price $15			939	154,935
Yahoo Inc., Expiration November 2010, Exercise Price $16			52	4,472
TOTAL WRITTEN CALL OPTIONS - (Proceeds - $2,775,760 )				3,331,545
*** Each Option contract allows the holder to purchase 100 shares of the underlying security from the Fund at the stated exercise price.

SECURITIES SOLD SHORT - (7.6) %			Shares
Apache Corp.			3,233	326,597
CenturyLink Inc.			84,636	3,502,238
FirstEnergy Corp.			21,575	783,604
Novartis AG - ADR			26,264	1,521,999
Southwest Airlines Co.			3,564	49,040
SunPower Corp. - Cl. A			7,026	95,835
TOTAL SECURITIES SOLD SHORT - (Proceeds - $5,829,016)				6,279,313

				Unrealized
EQUITY SWAP - 0.1%				Appreciation
BlueBay Asset Management Equity Swap, JP Morgan - October 25, 2011				3,106
to receive total return of Bluebay less USD - 3 Month LIBOR
(NOTIONAL AMOUNT $749,942 )

Portfolio Composition * - Unaudited
Financial	25.94%	Utilities		6.31%
Consumer, Non-cyclical	24.37%	Industrial		3.20%
Communications	20.86%	Basic Materials		2.34%
Consumer, Cyclical	9.14%	Energy		1.05%
Technology	6.79%	Total		100.00%
* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Loss Averse Growth Fund

Message from the Sub-Adviser (PVG Asset Management Corp.)

Long/short investment strategies provided positive returns for the 12-months ending October 31, 2010, but lagged broad equity markets in a period that was extremely positive for stocks.  The IQ Hedge Long/Short Beta Index added 6.1 percent over the 12-month period ending October 31, 2010.

The Sub-Adviser cut back exposure to equities significantly in June 2010, starting with approximately 40 percent of the portfolio invested in equities in the beginning of May and decreasing to approximately 15 percent in stocks by the end of July.  According to the Sub-Adviser, technical analysis showed a slightly overbought market in the early part of May, which is when the Sub-Adviser began to trim equity positions in favor of cash.  Beginning in July, the Sub-Adviser’s technical indicators showed a market that was oversold.

The Sub-Adviser increased exposure to equities significantly following the end of the July fiscal quarter, increasing the exposure to equities from 15 percent to about 34 percent as of October 31, 2010, although the long positions in stocks are mostly hedged.  Currently, the Fund contains approximately 33 percent in long positions and 23 percent in short positions.  Microsoft Corporation (MSFT) was the largest individual stock position, comprising 5 percent of the portfolio.  The Sub-Adviser believes the firm to be undervalued but intends to trim the position if it appreciates significantly.  Google, Inc. (GOOG) was a 2 percent position in the portfolio, and the Sub-Adviser is very impressed with their advertising model and plans to add to the position should the opportunity arise.  Aside from the information technology sector, the Sub-Adviser maintains a thematic interest in biotech companies and the energy sector.  The portfolio currently holds a 2 percent position in Amgen, Inc. (AMGN) and a 3 percent position in iShares Dow Jones U.S. Energy Sector Index Fund (IYE), an energy sector ETF.

The Sub-Adviser started to add short positions to the portfolio following the July fiscal quarter.  Previous to this, the portfolio held no short positions and held approximately 80 percent cash.  The short positions mainly consist of inverse ETFs, including a 16 percent position in an ETF that aims to move in the opposite direction of the S&P 500 Index, Short S&P 500 ProShares (SH), and a 3.5 position in a double-leveraged short ETF, UltraShort S&P 500 ProShares (SDS), that attempts to provide returns that are double the inverse return of the S&P 500 Index.  The Sub-Adviser also holds a 3 percent position in a double inverse ETF that essentially shorts the NASDAQ Index, UltraShort QQQ ProShares (QID).  One of the Sub-Adviser’s goals is to achieve growth with low volatility, so the Sub-Adviser is positioning the portfolio to limit volatility from the broad stock market, while capturing gains from positions that it believes will outperform..

Going forward, the Sub-Adviser anticipates an extremely volatile market as concerns regarding the national debt, high unemployment, and possible expiration of the tax cuts instituted earlier in the decade may weigh on investors.  The Sub-Adviser feels the Fund is sufficiently hedged, and has stop orders in place for the short positions should the market continue to rise.  Conversely, the Sub-Adviser will add to long positions should the stock market fall and present investment opportunities.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Since Inception (4/30/2010)
Class N	1.70%	N/A	N/A	N/A	1.70%
Class C Class A with load of 5.75% Class A without load	1.30% (4.24)% 1.60%	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	1.30% (4.24)% 1.60%
IQ Hedge Long/Short Beta Index	7.30%	N/A	N/A	N/A	7.30%

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style..

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.96% for Class N, 2.96% for Class C and 2.21% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com..

SCHEDULE OF INVESTMENTS
Dunham Loss Averse Growth Fund
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 32.7%			RETAIL - 2.4%
BANKS - 3.8%			Best Buy Co., Inc.	1,000	$ 42,980
JPMorgan Chase & Co.	5,700	$ 214,491	Lowe's Cos, Inc.	10,000	213,300
Morgan Stanley	7,500	186,525			256,280
		401,016	SEMICONDUCTORS - 3.0%
BEVERAGES - 1.8%			Applied Materials, Inc.	10,000	123,600
PepsiCo, Inc.	3,000	195,900	O2Micro International Ltd. ADR *	15,000	93,750
			PMC - Sierra, Inc. *	13,000	99,970
BIOTECHNOLOGY - 5.0%					317,320
Amgen, Inc. *	4,000	228,760	SOFTWARE - 5.1%
Anadys Pharmaceuticals, Inc. *	20,000	29,000	Microsoft Corp.	20,500	546,120
Celgene Corp. *	1,600	99,312
Gilead Sciences, Inc. *	4,500	178,515	TELECOMMUNICATIONS - 4.2%
		535,587	Ciena Corp. *	16,000	222,240
COMPUTERS - 1.8%			Cisco Systems, Inc. *	10,000	228,300
Hewlett-Packard Co.	4,500	189,270			450,540

ELECTRIC - 2.7%			TOTAL COMMON STOCK ( Cost - $3,336,522)		3,491,996
FirstEnergy Corp.	8,000	290,560
			EXCHANGE TRADED FUNDS - 25.6%
HEALTHCARE-PRODUCTS - 1.0%			EQUITY FUND - 25.6%
Medtronic, Inc.	3,000	105,630	iShares Dow Jones US Energy Sector Index Fund	9,000	305,910
			ProShares Short S&P500 *	36,800	1,729,600
INTERNET - 1.7%			ProShares UltraShort QQQ *	25,000	322,000
Google, Inc. - Cl. A *	300	183,897	ProShares UltraShort S&P500 *	14,000	382,620

MISCELLANEOUS MANUFACTURING - 0.1%			TOTAL EXCHANGE TRADED FUNDS ( Cost - $2,805,081)		2,740,130
General Electric Co.	600	9,612
			TOTAL INVESTMENTS - 58.3% ( Cost - $6,141,603)		$ 6,232,126
PHARMACEUTICALS - 0.1%			CASH AND OTHER ASSETS LESS LIABILITIES - 41.7%		4,454,704
Abbott Laboratories	200	10,264	NET ASSETS - 100.0%		$ 10,686,830

* Non-income producing security.
ADR - American Depositary Receipt
Portfolio Composition * - Unaudited
Technology	30.15%		Utilities	8.32%
Consumer, Non-cyclical	24.27%		Consumer, Cyclical	7.34%
Communications	18.17%		Industrial	0.27%
Financial	11.48%		Total	100.00%

* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Convertible securities, as measured by the Merrill Lynch Convertibles ex Mandatory Index, narrowly outperformed broader market indexes such as the S&P 500 Index in the 12-month period ended October 31, 2010.  The sub-adviser has maintained a bias toward higher-quality convertibles.

An overweight to the energy sector detracted from performance on a relative basis over the first half of the fiscal year.  The sub-adviser overweighted the sector by a little more than 200 basis points, devoting more than 12 percent of the portfolio to such stocks, while the index held just over 10 percent.  The sub-adviser trimmed the weighting toward energy stocks in the third fiscal quarter after the oil spill in the Gulf of Mexico, which negatively affected many oil companies.  The sub-adviser began to add again in the fiscal fourth quarter but still underweighted the sector by more than 1 percent relative to the benchmark.  Security selection in the energy sector added to performance in the final quarter of the fiscal year.

Security selection, and a strong overweight to the information technology sector, enhanced performance in the twelve months ending October 31, 2010.  The sub-adviser maintained a severe overweight to the sector throughout the fiscal year, ending the period more than 15 percent above the index weighting.  ARM Holdings, PLC (ARMH), a microprocessor manufacturer, was purchased in February and has since returned 84.6 percent.

The portfolio’s higher quality-bias, specifically an underweight to the most speculative grade issues, detracted from performance.  Investment-grade convertible securities continued to underperform speculative-grade convertibles by a wide margin in the 12 months ending October 31, 2010.  While the sub-adviser does own some speculative-grade convertibles, its internal risk control strategy does not allow the portfolio to hold convertibles rated CCC and below, which outperformed speculative-grade convertibles in general.  The sub-adviser remains wary of CCC-rated convertibles, which currently have a 27 percent default rate.

The sub-adviser also maintained a low conversion premium as compared to the benchmark index, having an average conversion premium nearly half that of the index.  The conversion premium is the amount by which the price of a convertible security exceeds the current market value of the common equity into which it may be converted.  A higher conversion premium generally may mean that the price movement of the underlying stock will have a greater effect on the price of the convertible bond.

Going forward, the sub-adviser expects volatility in the markets with relatively stable but subdued economic growth, and the possibility of some negative-return quarters.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	14.22%	(1.64)%	5.55%	4.85%
Class C Class A with load of 5.75% Class A without load	13.14% 7.39% 13.96%	(2.62)% (3.84)% (1.92)%	4.53% N/A N/A	3.84% 1.77%* 3.35%*
ML Conv. ex Mandatory Index	20.62%	1.69%	5.87%	4.75%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.86% for Class N, 2.86% for Class C and 2.11% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2010

				Market
Security			Shares	Value
COMMON STOCK - 46.5%
AEROSPACE/DEFENSE - 1.6%
United Technologies Corp.			7,245	$ 541,709

APPAREL - 1.1%
NIKE, Inc. - Class B			4,520	368,109

BEVERAGES - 2.2%
Coca-Cola Co.			7,350	450,702
Diageo PLC - ADR			4,400	325,600
				776,302
COMPUTERS - 3.6%
Accenture PLC - Cl. A			8,775	392,330
Infosys Technologies Ltd. - ADR			10,190	687,214
Teradata Corp. *			4,300	169,248
				1,248,792
DIVERSIFIED FINANCIAL SERVICES - 2.8%
Affiliated Managers Group, Inc. *			4,100	351,001
Franklin Resources, Inc.			3,000	344,100
T Rowe Price Group, Inc.			5,200	287,404
				982,505
ENGINEERING & CONSTRUCTION - 1.7%
ABB Ltd. - ADR*			28,700	593,803

HEALTHCARE-PRODUCTS - 2.0%
Johnson & Johnson			6,400	407,488
St Jude Medical, Inc. *			7,200	275,760
				683,248
INTERNET - 4.8%
Amazon.com, Inc. *			5,432	897,040
eBay, Inc. *			25,300	754,193
				1,651,233
MACHINERY-CONSTRUCTION & MINING - 0.9%
Caterpillar, Inc.			3,800	298,680

MINING - 1.3%
Freeport-McMoRan Copper & Gold, Inc.			4,800	454,464

MISCELLANEOUS MANUFACTURING - 4.3%
Dover Corp.			5,000	265,500
Eaton Corp.			10,200	906,066
Parker Hannifin Corp.			4,200	321,510
				1,493,076
OIL & GAS - 2.8%
CNOOC Ltd. - ADR			1,680	350,986
Occidental Petroleum Corp.			3,300	259,479
Pride International, Inc. *			12,199	369,874
				980,339
OIL & GAS SERVICES - 1.1%
Core Laboratories NV			186	14,465
Halliburton Co.			11,715	373,240
				387,705

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2010

				Market
Security			Shares	Value
PHARMACEUTICALS - 1.2%
Medicis Pharmaceutical Corp. - Class A			5,200	$ 154,700
Merck & Co., Inc.			6,750	244,890
				399,590
RETAIL - 1.3%
Wal-Mart Stores, Inc.			8,050	436,069

SEMICONDUCTORS - 3.5%
Altera Corp.			5,100	159,171
Applied Materials, Inc.			20,300	250,908
ARM Holdings PLC - ADR			26,580	469,934
Intel Corp.			10,000	200,700
Xilinx, Inc.			5,000	134,050
				1,214,763
SOFTWARE - 5.6%
Check Point Software Technologies Ltd. *			4,532	193,743
Microsoft Corp.			26,500	705,960
Oracle Corp.			30,350	892,290
VeriFone Systems, Inc. *			5,500	186,065
				1,978,058
TELECOMMUNICATIONS - 4.7%
Cisco Systems, Inc. *			39,325	897,790
QUALCOMM, Inc.			16,650	751,415
				1,649,205

TOTAL COMMON STOCK ( Cost - $13,883,272)				16,137,650

	Principal	Interest	Maturity
CONVERTIBLE BONDS - 39.9%	Amount	Rate	Date
BEVERAGES - 0.8%
Coca-Cola Co.	$250,000	3.625%	3/15/2014	269,667

BIOTECHNOLOGY - 1.4%
Gilead Sciences, Inc. - 144a	181,000	1.6250	5/1/2016	201,136
Life Technologies Corp.	250,000	3.2500	6/15/2025	288,750
				489,886
CHEMICALS - 0.8%
EI du Pont de Nemours & Co.	290,000	1.9500	1/15/2016	291,174

COMPUTERS - 9.6%
EMC Corp.	790,000	1.7500	12/1/2013	1,130,687
International Business Machines Corp.	260,000	2.1000	5/6/2013	268,374
NetApp, Inc.	810,000	1.7500	6/1/2013	1,413,450
SanDisk Corp.	545,000	1.5000	8/15/2017	532,738
				3,345,249
COSMETICS/PERSONAL CARE - 1.0%
Colgate-Palmolive Co.	230,000	3.1500	8/5/2015	247,013
Colgate-Palmolive Co.	100,000	1.3750	11/1/2015	99,248
				346,261

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2010

	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
ENTERTAINMENT - 0.1%
International Game Technology	$21,000	3.25%	5/1/2014	$ 23,468

HEALTHCARE-PRODUCTS - 1.5%
NuVasive, Inc.	250,000	2.2500	3/15/2013	245,625
Stryker Corp.	250,000	3.0000	1/15/2015	263,708
				509,333
HOLDING COMPANIES-DIVERSIFIED - 0.8%
Leucadia National Corp.	210,000	3.7500	4/15/2014	265,650

INTERNET - 2.8%
Priceline.com, Inc. - 144A	270,000	1.2500	3/15/2015	389,475
Symantec Corp.	531,000	1.0000	6/15/2013	598,039
				987,514
IRON/STEEL - 0.5%
Allegheny Technologies, Inc.	110,000	4.2500	6/1/2014	162,387

MACHINERY-DIVERSIFIED - 1.4%
AGCO Corp.	407,000	1.2500	12/15/2036	499,592

MINING - 4.5%
Goldcorp, Inc.	350,000	2.0000	8/1/2014	433,562
Newmont Mining Corp.	390,000	1.2500	7/15/2014	558,187
Newmont Mining Corp.	300,000	1.6250	7/15/2017	433,500
Newmont Mining Corp.	70,000	3.0000	2/15/2012	97,475
				1,522,724
MISCELLANEOUS MANUFACTURING - 0.9%
Danaher Corp.	250,000	0.0000	1/22/2021	315,937

OIL & GAS - 0.9%
Pioneer Natural Resources Co.	240,000	2.8750	1/15/2038	312,900

PHARMACEUTICALS - 4.8%
Endo Pharmaceuticals Holdings, Inc.	270,000	1.7500	4/15/2015	371,250
Medicis Pharmaceutical Corp.	150,000	2.5000	6/4/2032	162,750
Mylan, Inc.	220,000	1.2500	3/15/2012	234,575
Salix Pharmaceuticals Ltd.	315,000	2.7500	5/15/2015	352,067
Teva Pharmaceutical Finance Co. BV	190,000	1.7500	2/1/2026	213,988
Teva Pharmaceutical Finance Co. LLC	295,000	0.2500	2/1/2026	348,838
				1,683,468
RETAIL - 1.8%
McDonald's Corp.	270,000	3.5000	7/15/2020	276,542
Wal-Mart Stores, Inc.	325,000	2.8750	4/1/2015	344,094
				620,636
SEMICONDUCTORS - 3.3%
Intel Corp.	235,000	3.2500	8/1/2039	279,944
Linear Technology Corp.	130,000	3.0000	5/1/2027	134,829
ON Semiconductor Corp.	292,000	2.6250	12/15/2026	306,600
Rovi Corp. - 144A	140,000	2.6250	2/15/2040	176,225
Xilinx, Inc. - 144A	230,000	2.6250	6/15/2017	265,075
				1,162,673

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2010

	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
SOFTWARE - 3.0%
Concur Technologies, Inc. - 144A	$434,000	2.500%	4/15/2015	$ 513,747
Nuance Communications, Inc.	340,000	2.7500	8/15/2027	373,150
VeriFone Systems, Inc.	144,000	1.3750	6/15/2012	146,340
				1,033,237

TOTAL CONVERTIBLE BONDS ( Cost - $12,200,516)				13,841,756

			Dividend
		Shares	Rate
PREFERRED STOCK - 9.1%
AGRICULTURE - 3.1%
Archer-Daniels-Midland Co.		25,100	6.25%	1,084,822

BANKS - 0.9%
Wells Fargo & Co.		325	7.5000	325,000

DIVERSIFIED FINANCIAL SERVICES - 2.7%
AMG Capital Trust II		5,500	5.1500	211,750
Vale Capital II		8,050	6.7500	726,513
				938,263
OIL & GAS - 2.4%
Apache Corp.		14,300	6.0000	832,260

TOTAL PREFERRED STOCK ( Cost - $2,788,044)				3,180,345

SHORT-TERM INVESTMENTS - 12.8%			Interest
MONEY MARKET FUND - 12.8%			Rate
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio		4,427,877	0.17%+	4,427,877
TOTAL SHORT-TERM INVESTMENTS ( Cost - $4,427,877)

TOTAL INVESTMENTS - 108.3% ( Cost - $33,299,709)				$37,587,628
LIABILITIES LESS CASH AND OTHER ASSETS - (8.3) %				(2,869,121)
NET ASSETS - 100.0%				$34,718,507

*Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2010.
ADR - American Depositary Receipt.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
Common Stock		42.93%
Convertible Bonds		36.83%
Short-Term Investments		11.78%
Preferred Stock		8.46%
Total		100.00%
* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks, as measured by the Russell 1000 Value Index, underperformed large cap growth stocks, as measured by the Russell 1000 Growth Index,  in the 12-month period ending October 31, 2010, lagging large cap growth stocks by nearly 400 basis points (bps).  However, large cap value stocks outperformed large cap growth stocks in the first half of the fiscal year, after which growth stocks began to dominate when investors appeared to grow more confident in the economy and generally reallocated capital into more cyclically volatile growth stocks.

The industrial sector was the top contributor to performance in the portfolio.  The Sub-Adviser overweighted the sector by nearly 500 bps and outperformed the benchmark by more than 1000 bps.  Industrial stocks comprised nearly 12 percent of the portfolio and returned more than 40 percent versus the overall benchmark return of 15.71 percent.  A large position in Dover Corporation (DOV), a diversified machinery manufacturer, enhanced performance, returning 44.3 percent over the fiscal year.

Exposure to the financial sector detracted from performance as the Sub-Adviser’s picks underperformed the overall index.  However, a significant underweight to the sector was a slight positive for the portfolio since financials within the index notably underperformed the overall index.  A sizeable position in Bank of America Corporation (BAC), a major bank, was the worst performer of the financial holdings, declining by 21.3 percent in the 12 months ended October 31, 2010.

The healthcare sector added value to the portfolio over the fiscal year as the Sub-Adviser’s selections outpaced the overall benchmark by nearly 700 bps.  Performance versus healthcare stocks within the index was even better, outperforming by nearly 800 bps.  Humana, Inc. (HUM), a firm which provides health and supplemental benefit plans, increased by nearly 55 percent in the time period studied and had a 2.3 percent average weighting in the portfolio.

Exposure to the consumer discretionary sector was an overall positive for the Fund as consumer discretionary stocks within the portfolio outperformed discretionary stocks in the index, in addition to outpacing the benchmark index by a wide margin.  The Sub-Adviser was slightly overweight the index with just over 10 percent of the portfolio devoted to consumer discretionary.  The 43 percent return achieved by consumer discretionary stocks in the portfolio handily beat the overall index, while also outperforming consumer discretionary stocks in the index, which returned nearly 37 percent.

Going forward, the Sub-Adviser does not plan any material changes to the portfolio.  The Sub-Adviser believes the economy will continue to grow, but at a somewhat sluggish pace.  It also believes interest rates should hold steady for the foreseeable future, though there is some concern over the large federal deficit.  The Sub-Adviser expects significant volatility in the stock market, but positive results over the long-term.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	15.11%	(7.69)%	0.13%	1.52%
Class C Class A with load of 5.75% Class A without load	14.07% 8.22% 14.82%	(8.59)% (9.71)% (7.91)%	(0.85)% N/A N/A	0.54% (5.59)%* (4.12)%*
Russell 1000 Value Index	15.71%	(8.49)%	0.62%	1.48%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.72% for Class N, 2.72% for Class C and 1.97% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 100.0%			MEDICAL - 5.6% ( Continued)
AEROSPACE/DEFENSE - 4.7%			Quest Diagnostics, Inc.	10,400	$ 511,056
Honeywell International, Inc.	18,572	$ 874,927			2,293,687
United Technologies Corp.	14,016	1,047,976	MINING - 3.2%
		1,922,903	Freeport-McMoRan Copper & Gold, Inc.	13,700	1,297,116
BANKS - 10.3%
Bank of America Corp.	101,328	1,159,192	OIL & GAS - 17.6%
Bank of New York Mellon Corp	39,200	982,352	Apache Corp.	17,932	1,811,491
JPMorgan Chase & Co.	37,002	1,392,385	Chevron Corp.	19,200	1,586,112
US Bancorp	27,907	674,791	ConocoPhillips	23,996	1,425,362
		4,208,720	Marathon Oil Corp.	38,974	1,386,305
COMPUTERS - 1.3%			Transocean Ltd. *	16,400	1,039,104
Dell, Inc. *	38,400	552,192			7,248,374
			PHARMACEUTICALS - 4.9%
CONGLOMERATES - 10.9%			AmerisourceBergen Corp.	34,200	1,122,444
Dover Corp.	22,200	1,178,820	Watson Pharmaceuticals, Inc. *	19,400	905,010
Emerson Electric Co.	16,352	897,725			2,027,454
Fortune Brands, Inc.	13,867	749,511	RETAIL - APPAREL - 2.3%
General Electric Co.	102,827	1,647,289	NIKE, Inc.	11,700	952,848
		4,473,345
COSMETICS/PERSONAL CARE - 3.5%			RETAIL - AUTO PARTS - 2.0%
Procter & Gamble Co.	22,800	1,449,396	AutoZone, Inc. *	3,536	840,260

ELECTRIC - 2.2%			RETAIL - CONSUMER ELECTRONICS - 1.8%
NextEra Energy, Inc.	16,536	910,141	Best Buy Co., Inc.	17,100	734,958

ELECTRIC UTILITIES - 2.7%			RETAIL - DISCOUNT - 2.3%
Public Service Enterprise Group, Inc.	34,100	1,103,135	Wal-Mart Stores, Inc.	17,200	931,724

HEALTHCARE-SERVICES - 4.1%			SEMICONDUCTORS - 3.1%
Covance, Inc. *	10,800	507,492	Intel Corp.	63,128	1,266,979
Humana, Inc. *	20,400	1,189,116
		1,696,608	SOFTWARE - 3.1%
INDUSTRIAL EQUIPMENT - 1.2%			Microsoft Corp.	47,200	1,257,408
Ingersoll-Rand PLC	12,580	494,520
			TELEPHONE - INTEGRATED - 3.6%
INSURANCE - 1.8%			AT&T, Inc.	51,145	1,457,633
Allstate Corp	24,432	744,932
			TOBACCO - 4.5%
INTERNET - 1.7%			Altria Group, Inc.	49,895	1,268,331
eBay, Inc. *	23,900	712,459	Philip Morris International, Inc.	9,595	561,307
					1,829,638
MEDIA - 1.6%
Time Warner Cable, Inc.	11,200	648,144	TOTAL COMMON STOCK ( Cost - $33,228,107)		41,054,574

MEDICAL - 5.6%			TOTAL INVESTMENTS - 100.0% ( Cost - $33,228,107)		$ 41,054,574
Baxter International, Inc.	20,800	1,058,720	OTHER LIABILITIES LESS ASSETS - 0.0%		(5,843)
Laboratory Corp. of America Holdings *	8,902	723,911	NET ASSETS - 100.0%		$ 41,048,731

* Non-income producing security.
Portfolio Composition * - Unaudited
Consumer Non-Cyclical	24.47%		Technology		7.49%
Energy	17.66%		Communications		6.86%
Industrial	14.96%		Utilities		4.90%
Financial	12.07%		Basic Materials		3.16%
Consumer Cyclical	8.43%		Total		100.00%
* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Ten Asset Management, Inc.)

The stock market saw solid gains over the fiscal year ending October 31, 2010, with the Russell 3000 Index gaining 18.4 percent.  By the end of this 12-month period, the Sub-Adviser noted that investors had become more confident in the value of equities and that volatility began to subside. The Sub-Adviser believes that this may have been either the result of the actions of the Federal Reserve, whose balance sheet remains in uncharted territory, or the accumulation of data showing the early stages of economic recovery becoming more established and the likelihood of a double-dip recession fading.

During this 12-month period, the real estate sector led the overall equity market by a significant margin.  The Dow Jones Wilshire Real Estate Securities Index returned 41.7 percent over the last 12 months ending October 31, 2010, roughly doubling the 16.5 percent return of the S&P 500 Index.  This period continued an impressive rally from the lows experienced more than a year ago. The REIT index has now recovered all but approximately 1 percent of its losses since the global financial crisis hit in October of 2008.

The portfolio was positioned for a short-term momentum reversal, which aided performance in some of the final months in the fiscal year, but the overweighting of stocks with higher long-term momentum detracted from relative returns. Successful stock selection within the Industrial REIT segment generally added to performance, but this was somewhat diminished by being moderately underweight versus the index. After providing mixed results for the portfolio during the year, an overweight position in First Industrial Realty Trust, Inc. (FR) was one of the most positive individual contributors for this fiscal year, increasing almost 37.3 percent since it was added in January 2010.  Lexington Realty Trust (LXP) was also a significant contributor to portfolio performance, up 95.8 percent since it was added to the portfolio in November 2009.

Stock selection was least effective among office REITs, with holdings such as Highwoods Properties, Inc. (HIW), Mack-Cali Realty Corporation (CLI), and Parkway Properties, Inc. (PKY) having the most negative impacts. Highwoods and Mack-Cali returned 27.3 percent and 14.5 percent, respectively, over the past 12 months. Parkway Properties decreased 9.7 percent since it was initially added in November 2009. Stock selection was most successful among commercial (retail) REITs. Real estate stocks such as Glimcher Realty Trust (GRT), Pennsylvania REIT (PEI), and CBL & Associates Properties, Inc. (CBL) added significant value to the portfolio over the past 12 months. Glimcher, Pennsylvania REIT, and CBL increased 203.9 percent, 106.7 percent, and 102.2 percent over the previous 12 months.

This calendar year’s returns represent a strong rebound from the effects of the financial crisis, but the Sub-Adviser believes that future gains will have to be driven by economic growth and successful management.  Despite the rise in the global markets, uncertainty abounds and growth is expected to be slow, with the prospect of unemployment remaining burdensomely high.  Domestically, the mid-term elections cast a veil of uncertainty on markets, governmental programs and the regulatory environment.  However, the Sub-Adviser expects that the government’s focus will remain on supporting finance availability for the real estate market and clearing the debris of the foreclosure storm.  The Sub-Adviser is optimistic that REITs that are moderately priced relative to their cash flows and that underlying asset values represent an attractive alternative to relatively low interest rates on fixed income securities.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	39.91%	(4.80)%	2.13%	3.17%
Class C Class A with load of 5.75% Class A without load	38.62% 31.57% 39.66%	(5.75)% (6.90)% (5.05)%	1.12% N/A N/A	2.16% (6.73)%* (5.27)%*
DJ Wilshire Real Estate Securities Index	43.32%	(6.01)%	2.68%	3.97%

*Class A commenced operations on January 3, 2007.

The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index which provides a broad measure of the performance of publicly traded real estate securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.06% for Class N, 4.06% for Class C and 3.31% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
REITS - 99.8%			OFFICE PROPERTY - 13.1%
APARTMENTS - 17.2%			Boston Properties, Inc.	2,600	$ 224,094
AvalonBay Communities, Inc.	3,340	$ 355,075	CommonWealth REIT	6,775	172,424
BRE Properties, Inc.	5,100	218,943	Highwoods Properties, Inc.	6,400	212,032
Equity Residential	11,300	549,519	Mack-Cali Realty Corp.	6,300	211,554
Essex Property Trust, Inc.	1,800	203,328	MPG Office Trust, Inc. *	100	271
UDR, Inc.	10,300	231,544	Parkway Properties, Inc.	2,600	40,456
		1,558,409	SL Green Realty Corp.	4,900	322,028
DIVERSIFIED - 18.3%					1,182,859
CapLease, Inc.	16,600	97,276	REGIONAL MALLS - 15.5%
Digital Realty Trust, Inc.	1,500	89,595	CBL & Associates Properties, Inc.	14,200	222,656
DuPont Fabros Technology, Inc.	5,600	140,560	Glimcher Realty Trust	14,400	108,144
Gladstone Commercial Corp.	2,700	50,436	Macerich Co.	4,912	219,124
Lexington Realty Trust	16,800	130,704	Penn Real Estate Investment Trust	10,500	149,835
Liberty Property Trust	7,700	257,642	Simon Property Group, Inc.	7,291	700,082
Mission West Properties, Inc.	2,200	14,740			1,399,841
One Liberty Properties, Inc.	6,267	100,021	SHOPPING CENTERS - 5.1%
PS Business Parks, Inc.	1,600	94,816	Federal Realty Investment Trust	600	49,188
Vornado Realty Trust	4,511	394,216	Kimco Realty Corp.	4,081	70,316
Washington Real Estate Investment Trust	6,100	195,383	Ramco-Gershenson Properties Trust	9,300	107,694
Winthrop Realty Trust	7,000	95,200	Regency Centers Corp.	5,500	231,990
		1,660,589			459,188
HEALTH CARE - 7.3%			STORAGE - 5.3%
HCP, Inc.	11,400	410,514	Public Storage	3,082	305,796
Health Care REIT, Inc.	1,400	71,540	Sovran Self Storage, Inc.	1,100	42,977
Nationwide Health Properties, Inc.	1,200	48,996	U-Store-It Trust	15,000	129,150
Ventas, Inc.	2,400	128,544			477,923
		659,594	WAREHOUSE - 5.9%
HOTELS - 10.6%			AMB Property Corp.	1,000	28,190
Ashford Hospitality Trust, Inc. *	17,400	176,610	Brandywine Realty Trust	13,600	162,792
FelCor Lodging Trust, Inc. *	2,800	17,220	First Industrial Realty Trust, Inc. *	20,300	148,799
Hersha Hospitality Trust	4,000	24,400	First Potomac Realty Trust	7,000	115,360
Hospitality Properties Trust	11,300	257,753	ProLogis	5,700	77,805
Host Hotels & Resorts, Inc.	22,226	353,171			532,946
Sunstone Hotel Investors, Inc. *	12,500	135,625	TOTAL REITS (Cost - $6,624,460)		9,033,314
		964,779
MANUFACTURED HOMES - 1.5%			SHORT-TERM INVESTMENTS - 0.1%
Sun Communities, Inc.	4,200	136,962	MONEY MARKET FUND - 0.1%
			Fidelity Institutional Money Market	5,053	5,053
MORTGAGE - 0.0%			Funds - Government Portfolio, 0.06%+
Gramercy Capital Corp/New York *	100	224	(Cost - $5,053)
			TOTAL SHORT TERM INVESTMENTS		5,053

* Non-Income producing security.			TOTAL INVESTMENTS - 99.9% ( Cost - $6,629,513)		$9,038,367
+ Variable rate security. Interest rate is as of October 31, 2010.			CASH AND OTHER ASSETS LESS
REIT - Real Estate Investment Trust			LIABILITIES - 0.01%		4,852
			NET ASSETS - 100.00%		$9,043,219

Portfolio Composition * - Unaudited
Diversified		18.37%	Warehouse/Industrial		5.90%
Apartments		17.24%	Storage		5.29%
Regional Malls		15.49%	Shopping Centers		5.08%
Office Property		13.09%	Manufactured Homes		1.52%
Hotels		10.67%	Short Term Investments		0.05%
Health Care		7.30%	Mortgage		0.00%
			Total		100.00%

* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

In the gradually recovering economic environment riveted by intermittent concerns over growing sovereign debt levels, international markets, as measured by the MSCI AC World Ex U.S. Index, added 10.13 percent for the 12-month period ending October 31, 2010. Across worldwide markets, emerging market equities were particularly strong performers, with the MSCI Emerging Markets Index gaining 23.9 percent.

As in previous years, the Fund’s Sub-Adviser continues to utilize a proprietary model that utilizes several signal groups: country/sector/basket (“top-down”); individual stock (“bottom-up”); and currency-based. Over the first quarter of the fiscal year, the Sub-Adviser attributed much of the Fund’s benchmark outperformance to successful implementation of its country/sector/basket model of allocation. In particular, the Sub-Adviser saw much of the value-added within the basket model arising from accurate earnings forecasts linked to the “best” Wall Street analyst estimates. Though value signals did detract sharply from the proprietary basket model at the start of the quarter in November 2009, these signals improved markedly over the following month and did add value to the portfolio in December 2009.

In the three-month period ending April 30, 2010, earnings signal-driven factors were among the strongest performance drivers of the Sub-Adviser’s model. Earnings signals largely drove positive performance at the country/sector/basket level, as was seen in the first quarter. In contrast, high frequency and price momentum-linked signals were the primary positive performance drivers at the stock selection level.

During the three months ending July 31, 2010, country/sector/basket signals contributed the largest part of the Fund’s benchmark relative outperformance. In contrast, currency-based signals modestly detracted from relative performance, while individual stock selection was the largest drag on relative performance. Performance attribution from stock selection was weakest in the final month of the fiscal quarter.

Finally, in the fourth quarter of the fiscal year, country/sector/basket motivated signals once more added value to the Fund’s portfolio. Currency-based signals modestly added to relative performance, in contrast to the slight relative detraction in the prior fiscal quarter. Individual stock signals provided the largest boost to the fund’s performance, adding significant value in the months of September and October.

Looking forward at the country-level, the Sub-Adviser continues to carry a significant underweight to the Japanese market. The large underweight to Japanese equities, which underperformed world markets, was a large positive performance driver for the fiscal year. The Sub-Adviser also continues to limit portfolio exposure to the Australian and Canadian markets, viewing these commodity-linked countries as fully-valued after their strong performance over the past 12 months. From a sector-based perspective, the Fund continues to strongly overweight the healthcare, consumer discretionary, and telecommunications sectors.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	17.15%	(5.25)%	5.16%	5.63%
Class C Class A with load of 5.75% Class A without load	16.00% 10.13% 16.85%	(6.19)% (7.35)% (5.50)%	4.12% N/A N/A	4.60% (2.98)%* (1.47)%*
MSCI ACW ex US Index	13.08%	(7.62)%	6.21%	7.65%

*Class A commenced operations on January 3, 2007.

The MSCI All Country World ex US Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.63% for Class N, 3.63% for Class C and 2.88% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.8%			BANKS - 9.1% (Continued)
AEROSPACE/DEFENSE - 1.5%			Turkiye Halk Bankasi AS	27,778	$ 276,196
BAE Systems PLC	38,769	$ 214,248	Turkiye Is Bankasi - Class C	91,693	406,384
Rolls-Royce Group PLC *	41,509	430,963	Turkiye Vakiflar Bankasi Tao - Class D	79,815	253,598
		645,211			4,007,822
AGRICULTURE - 0.2%			BEVERAGES - 1.5%
Swedish Match AB	3,800	105,910	Carlsberg A/S	1,457	159,090
			Cia de Bebidas das Americas	2,900	397,973
AIRLINES - 0.1%			Heineken NV	1,998	101,283
Turk Hava Yollari *	10,502	43,150			658,346
			BUILDING MATERIALS - 0.1%
AUTO MANUFACTURERS - 5.2%			HeidelbergCement AG	646	33,742
Daihatsu Motor Co. Ltd.	7,000	94,548
Dongfeng Motor Group Co. Ltd. - Class H	32,000	69,599	CHEMICALS - 4.2%
Fuji Heavy Industries Ltd.	39,000	268,735	Akzo Nobel NV	8,991	533,304
Hyundai Motor Co.	233	35,275	Akzo Nobel NV - ADR	20	1,185
Hyundai Motor Co. Ltd. - PFD	480	24,853	BASF SE	5,365	390,877
Hyundai Motor Co. Ltd. - 2nd PFD	1,060	58,575	Honam Petrochemical Corp.	321	70,962
Isuzu Motors Ltd.	15,000	57,607	Koninklijke DSM NV	7,197	384,617
Kia Motors Corp.	12,650	506,186	LG Chem Ltd.	756	233,950
Peugeot SA *	8,329	332,688	Nitto Denko Corp.	700	26,190
Porsche Automobil Holding SE	3,432	175,349	Wacker Chemie AG	473	97,456
Renault SA *	11,914	664,161	Yara International ASA	1,995	104,848
		2,287,576			1,843,389
AUTO PARTS & EQUIPMENT - 4.2%			COMPUTERS - 0.5%
Aisin Seiki Co. Ltd.	800	25,063	Logitech International SA *	11,640	220,487
Cie Generale des Etablissements Michelin	8,735	696,940
GKN PLC	32,145	91,330	DISTRIBUTION/WHOLESALE - 0.4%
Hankook Tire Co. Ltd.	990	25,788	Jardine Cycle & Carriage Ltd.	5,000	152,288
Koito Manufacturing Co. Ltd.	11,000	143,166	Toyota Tsusho Corp.	2,000	30,959
NHK Spring Co. Ltd.	8,000	67,826			183,247
Nokian Renkaat OYJ	6,416	222,124	DIVERSIFIED FINANCIAL SERVICES - 2.1%
Sumitomo Rubber Industries Ltd.	10,500	112,839	Investec Ltd.	15,117	124,825
Toyoda Gosei Co. Ltd.	3,600	77,569	Investec PLC	36,333	290,021
Valeo SA *	7,417	400,343	Redecard SA	8,800	113,965
		1,862,988	RMB Holdings Ltd.	6,416	33,154
BANKS - 9.1%			Schroders PLC	14,252	360,494
ABSA Group Ltd.	10,695	208,024			922,459
Akbank TAS	29,681	184,161	ELECTRIC - 1.8%
Alpha Bank AE *	10,052	66,307	Centrais Eletricas Brasileiras SA	12,700	174,270
Banco Santander Chile - ADR	574	53,175	Cia Energetica de Minas Gerais	4,594	81,957
Bank Danamon Indonesia Tbk PT	379,000	285,023	Cia Energetica de Sao Paulo	5,100	79,894
Bank Handlowy w Warszawie SA	13,116	413,625	Cia Paranaense de Energia - ADR	799	18,561
Bank of Ayudhya PCL	109,200	87,281	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	5,400	93,816
Bank of Cyprus Public Co. Ltd.	18,417	85,690	Empresa Nacional de Electricidad SA/Chile - ADR	3,264	174,167
BNP Paribas	3,181	232,342	Glow Energy PCL	83,700	139,296
Credit Agricole SA	26,483	433,713	Tenaga Nasional Bhd	4,200	11,899
FirstRand Ltd.	115,053	338,661			773,860
Governor & Co. of the Bank of Ireland/The *	80,242	59,845	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
HSBC Holdings PLC - ADR	286	14,903	LG Electronics Inc.	772	67,985
Malayan Banking Bhd	12,300	35,642
National Bank of Greece SA *	4,198	46,012	ELECTRONICS - 1.0%
Natixis *	26,453	162,267	Koninklijke Philips Electronics NV	9,966	303,549
Public Bank Bhd	26,100	107,116	Laird PLC	26,230	62,591
Societe Generale	2,303	137,900	Mitsumi Electric Co. Ltd.	4,500	76,505
Standard Bank Group Ltd/South Africa	8,119	119,957			442,645

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
ENGINEERING & CONSTRUCTION - 1.2%			INSURANCE - 5.4% (Continued)
Aveng Ltd.	20,219	$ 127,599	Sampo OYJ	9,411	$ 263,153
Bouygues SA	3,504	154,753	Samsung Fire & Marine Insurance Co. Ltd.	1,017	174,422
Grupo Aeroportuario del Pacifico SAB de CV - Cl. B	1,500	5,570	Sanlam Ltd.	34,544	129,857
Hochtief AG	2,285	197,701	SCOR SE	2,496	61,284
Koninklijke Boskalis Westminster NV	8	325	Swiss Life Holding AG *	2,077	253,952
Sacyr Vallehermoso SA *	9,685	63,510	Swiss Reinsurance Co. Ltd.	6,782	325,574
		549,458	Zurich Financial Services AG	1,492	364,803
ENTERTAINMENT - 0.4%					2,351,141
OPAP SA	8,549	160,819	INTERNET - 0.2%
			United Internet AG	4,338	77,766
FOOD - 6.2%
Aryzta AG	2,586	114,499	INVESTMENT COMPANIES - 1.3%
BIM Birlesik Magazalar AS	2,684	92,208	Discount Investment Corp.	14,903	342,216
Jeronimo Martins SGPS SA	7,027	105,375	Man Group PLC	50,929	212,449
Kerry Group PLC - Class A	1,389	51,043	Resolution Ltd.	7,571	31,751
Kesko OYJ - Class B	7,758	384,430			586,416
Koninklijke Ahold NV	34,819	480,572	IRON/STEEL - 1.7%
Nestle SA	12,543	686,444	BlueScope Steel Ltd.	30,399	59,415
Shoprite Holdings Ltd.	5,790	82,202	Dongkuk Steel Mill Co. Ltd.	1,850	42,632
Unilever NV - NY Shares	4,793	142,304	Kumba Iron Ore Ltd.	2,618	149,225
Unilever NV	19,883	589,618	Salzgitter AG	2,807	200,919
		2,728,695	ThyssenKrupp AG	758	27,821
FOOD SERVICE - 0.5%			Voestalpine AG	6,481	256,986
Compass Group PLC	27,709	227,290			736,998
			LEISURE TIME - 0.3%
HEALTHCARE-PRODUCTS - 1.5%			Yamaha Corp.	10,300	126,001
Coloplast A/S - Class B	1,201	148,528
Smith & Nephew PLC	1,893	16,632	MACHINERY-CONSTRUCTION & MINING - 0.5%
Sonova Holding AG	1,100	127,294	Atlas Copco AB - A Shares	1,502	31,273
William Demant Holding A/S *	4,665	349,233	Atlas Copco AB - B Shares	11,136	211,678
		641,687			242,951
HOLDING COMPANIES-DIVERSIFIED - 3.4%			MACHINERY-DIVERSIFIED - 0.1%
Dogan Sirketler Grubu Holdings *	135,353	96,984	Metso OYJ	726	34,371
GEA Group AG	2,256	58,807
Haci Omer Sabanci Holding AS	46,522	252,288	MEDIA - 0.5%
Imperial Holdings Ltd.	9,594	157,445	Societe Television Francaise 1	5,933	97,102
Itausa - Investimentos Itau SA	28,100	223,244	Vivendi SA	4,152	118,473
KOC Holding AS	96,434	454,360			215,575
LG Corp.	2,505	179,226	METAL FABRICATE/HARDWARE - 1.4%
Remgro Ltd.	3,385	52,659	Tenaris SA	28,535	590,797
		1,475,013	Tenaris SA - ADR	464	19,224
HOME FURNISHINGS - 1.3%					610,021
Arcelik AS	22,671	123,954	MINING - 5.6%
Electrolux AB - Series B	18,167	438,409	Antofagasta PLC	3,841	81,362
		562,363	BHP Billiton Ltd. - ADR	203	16,763
HOUSEWARES - 0.2%			BHP Billiton Ltd.	686	28,351
Turkiye Sise ve Cam Fabrikalari AS *	57,407	104,840	Cia de Minas Buenaventura SA - ADR	2,150	113,713
			Fresnillo PLC	1,548	30,996
INSURANCE - 5.4%			Gold Fields Ltd. - ADR	600	9,462
Aviva PLC	51,715	329,958	Gold Fields Ltd.	343	5,407
Discovery Holdings Ltd.	52,752	298,333	Kazakhmys PLC	2,310	48,710
Dongbu Insurance Co. Ltd.	1,000	35,347	KGHM Polska Miedz SA	8,812	395,321
Hannover Rueckversicherung AG	1,480	74,443	MMC Norilsk Nickel - ADR	5,618	104,776
Old Mutual PLC	19,215	40,015

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
MINING - 5.6% (Continued)			RETAIL - MISC/DIVERSIFIED - 0.3%
OZ Minerals Ltd.	37,646	$ 58,070	Woolworth's Holdings Ltd.	11,804	$ 46,436
Randgold Resources Ltd.	174	16,322	Massmart Holdings Ltd.	4,731	96,724
Southern Copper Corp.	11,544	494,083			143,160
Umicore	22,766	1,071,173	RETAIL - PUBS - 0.3%
		2,474,509	Enterprise Inns PLC *	39,979	73,109
MISCELLANEOUS MANUFACTURING - 0.4%			Punch Taverns PLC *	51,316	58,885
Alfa Laval AB	701	12,121			131,994
Cheil Industries Inc.	504	42,390	SEMICONDUCTORS - 1.0%
IMI PLC	6,365	80,487	Infineon Technologies AG *	23,352	184,228
Nikon Corp.	1,200	22,660	Infineon Technologies AG - ADR *	18	141
		157,658	Macronix International	409,727	251,942
OIL & GAS - 1.0%					436,311
SK Holdings Co. Ltd.	414	43,141	SHIPBUILDING - 0.3%
Tupras Turkiye Petrol Rafinerileri AS	14,255	379,364	SembCorp Marine Ltd.	42,000	149,722
		422,505
OIL & GAS SERVICES - 0.3%			TELECOMMUNICATIONS - 15.6%
Petrofac Ltd.	5,652	132,532	BCE Inc.	4,465	149,461
			Bezeq Israeli Telecommunication Corp. Ltd.	64,179	168,836
PHARMACEUTICALS - 8.8%			Brasil Telecom SA *	5,500	40,456
Astellas Pharma Inc.	1,600	59,516	BT Group PLC	168,525	415,799
AstraZeneca PLC	21,526	1,082,938	BT Group PLC - ADR	157	3,875
GlaxoSmithKline PLC - ADR	31,321	1,222,772	Cable & Wireless Worldwide PLC	67,093	75,660
Novo Nordisk A/S - B Shares	3,782	396,606	Cellcom Israel Ltd.	1,882	63,282
Ono Pharmaceutical Co. Ltd.	1,800	76,476	Cellcom Israel Ltd. - ADR	2,391	80,792
Orion OYJ - Class B	6,054	128,578	Deutsche Telekom AG	19,062	275,477
Sanofi-Aventis SA	5,662	396,119	Deutsche Telekom AG - ADR	2,261	32,581
Santen Pharmaceutical Co. Ltd.	3,600	124,038	France Telecom SA	5,031	120,536
Shire PLC	848	19,899	France Telecom SA - ADR	404	9,652
Takeda Pharmaceutical Co. Ltd.	4,400	206,230	Inmarsat PLC	11,131	116,220
Valeant Pharmaceuticals International Inc.	5,219	144,022	KDDI Corp.	29	156,315
		3,857,194	Mobile Telesystems OJSC - ADR	17,851	386,474
REAL ESTATE - 0.5%			MTN Group Ltd.	9,133	164,962
Chinese Estates Holdings Ltd.	52,000	88,973	Nippon Telegraph & Telephone Corp. - ADR	2,041	46,004
Fraser and Neave Ltd.	28,000	135,265	Nippon Telegraph & Telephone Corp.	8,900	401,344
		224,238	Nokia OYJ - ADR	26,231	280,672
RETAIL - APPAREL/SHOES - 1.9%			Nokia OYJ	105,674	1,133,243
Hennes & Mauritz AB - B Shares	12,081	423,927	NTT DoCoMo Inc. - ADR	322	5,439
Inditex SA	3,548	295,905	NTT DoCoMo Inc.	103	173,603
Next PLC	3,281	120,128	PCCW Ltd.	770,000	294,624
		839,960	Portugal Telecom SGPS SA	12,451	179,687
RETAIL - BUILDING PRODUCTS - 0.2%			StarHub Ltd.	1,000	2,053
Kingfisher PLC	19,734	75,176	Swisscom AG	365	152,300
			Tele Norte Leste Participacoes SA - ADR	2,390	36,663
RETAIL - CONVENIENCE STORE - 1.9%			Tele2 AB - B Shares	18,043	395,063
Alimentation Couche Tard Inc. - B Shares	31,203	742,258	Telefonaktiebolaget LM Ericsson	1,756	19,240
CP ALL PCL	75,900	112,836	Telenor ASA	12,057	193,977
		855,094	Telkom SA Ltd.	1,526	7,916
RETAIL - MAJOR DEPARTMENT STORE - 0.5%			TELUS Corp.	2,445	102,935
Home Retail Group PLC	35,237	123,619	Turk Telekomunikasyon AS	13,218	61,797
Pick n Pay Stores Ltd.	11,933	78,820	VimpelCom Ltd. * - ADR	7,584	116,263
PPR	229	37,610	Vodafone Group PLC - ADR	23,030	633,555
		240,049	Vodafone Group PLC	126,429	345,698
					6,842,454

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2010
		Market
Security	Shares	Value
TRANSPORTATION - 0.4%
Deutsche Post AG	8,240	$ 153,949

WATER - 0.7%
Cia de Saneamento Basico
do Estado de Sao Paulo - ADR	1,577	72,479
Cia de Saneamento Basico do Estado de Sao Paulo	2,000	45,336
Severn Trent PLC	4,219	94,316
United Utilities Group PLC	8,694	85,185
United Utilities Group PLC - ADR	75	1,470
		298,786

TOTAL COMMON STOCK ( Cost - $35,887,790)		42,965,513

SHORT-TERM INVESTMENTS - 1.0%
MONEY MARKET FUND - 1.0%
Fidelity Institutional Money Market Funds - Government Portfolio - 0.06%+
	429,015	429,015
TOTAL SHORT-TERM INVESTMENTS ( Cost - $429,015)

TOTAL INVESTMENTS - 98.8% ( Cost - $36,316,805)		$ 43,394,528
CASH AND OTHER ASSETS LESS LIABILITIES - 1.2%		509,705
NET ASSETS - 100.0%		$ 43,904,233

* Non-income producing security.
ADR - American Depositary Receipt.
+ Variable rate security. Interest rate is as of October 31, 2010.

Portfolio Composition * - Unaudited
Other Countries	31.97%		Japan	5.48%
United Kingdom	16.51%		Switzerland	5.17%
France	9.35%		South Africa	5.14%
Turkey	6.29%		Germany	4.57%
Netherlands	6.11%		Sweden	3.77%
Finland	5.64%		Total	100.00%
* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Denver Investment Advisors LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, underperformed small cap growth stocks, as measured by the Russell 2000 Growth Index,  in the 12-month period ending October 31, 2010, lagging small growth by 420 basis points (bps).  A strong rally that favored growth stocks took hold in the final half of the fiscal year and was primarily responsible for the outperformance of growth versus value in the small cap asset class.

Higher-risk equities have generally outperformed stocks with historically lower-volatility for most of the past 12-months, and the Sub-Adviser’s risk-averse investment approach favors lower-volatility stocks.  The Fund was underperforming the benchmark until the beginning of April, when the stock market revisited highs not seen since 2008.  The rally particularly favored smaller, lower-priced firms which the Sub-Adviser tends not to own because of internal risk controls.  Furthermore, dividend paying stocks underperformed non-dividend paying stocks by a wide margin in the 12 months ending October 31, 2010.  The Sub-Adviser’s more conservative investment strategy focuses primarily on dividend paying stocks.

The financial sector was the best performing sector in the portfolio. Selections in the financial sector beat the financial holdings of the index by more than nearly 900 bps.  With financial stocks comprising more than 23 percent of the portfolio, it is easy to see why robust outperformance in this area had a large impact on the portfolio.  Astoria Financial Corporation (AF) was one stock held in the portfolio which did very well, returning 29.7 percent in the 12-month period ending October 31, 2010.

The energy sector was another bright spot in the portfolio.  The Sub-Adviser’s weighting towards the sector was in-line with the index and security selection in the energy sector outperformed energy stocks within the index by nearly 700 bps.

Exposure to the basic materials sector also added value to the portfolio.  With an 8 percent weight to the sector, the Sub-Adviser’s selections in basic materials returned more than 47 percent in the time period studied.  The Sub-Adviser overweighted the sector by more than 100 bps and beat basic materials stocks in the index by nearly 900 bps.

The Sub-Adviser’s selections in the consumer staples sector detracted from performance in the fiscal year.  One stock in the portfolio that contributed to the underperformance was Tupperware Brands Corporation (TUP), a packaging and containers manufacturer, which returned 1.8 percent over the 12-month period ending October 31, 2010.

Going forward, the Sub-Adviser is preparing the portfolio for a significant amount of potentially negative news as home sales remain low and unemployment remains high.  The Sub-Adviser is positioning the portfolio cautiously and expects that small cap equities will see little impact from the anticipated quantitative easing, which is likely to be implemented as a result of the November elections.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	24.39%	(5.56)%	1.80%	0.70%
Class C Class A with load of 5.75% Class A without load	23.02% 16.92% 24.01%	(6.51)% (7.63)% (5.79)%	0.79% N/A N/A	(0.29)% (4.91)%* (3.44)%*
Russell 2000 Value Index	24.43%	(4.13)%	2.02%	2.45%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.48% for Class N, 2.48% for Class C and 1.73% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 96.5%			HOUSEHOLD PRODUCTS - 6.8%
AEROSPACE/DEFENSE - 1.9%			Ennis, Inc.	13,800	$ 248,952
Triumph Group, Inc.	3,780	$ 315,970	Lancaster Colony Corp.	4,195	209,247
			Toro Co.	4,820	273,583
APPAREL - 1.7%			Tupperware Brands Corp.	9,370	419,870
Columbia Sportswear Co.	5,350	279,538			1,151,652
			INSURANCE - 10.3%
AUTO PARTS & EQUIPMENT - 2.0%			Alterra Capital Holdings Ltd.	14,030	283,406
Cooper Tire & Rubber Co.	17,100	335,331	American Equity Investment Life Holding Co.	30,160	327,236
			Endurance Specialty Holdings Ltd.	6,300	260,820
BANKS - 8.0%			Infinity Property & Casualty Corp.	1,480	76,590
Astoria Financial Corp.	20,890	259,454	Platinum Underwriters Holdings Ltd.	6,895	296,830
Bank of the Ozarks, Inc.	120	4,561	Protective Life Corp.	11,100	266,067
Community Bank System, Inc.	11,750	274,597	StanCorp Financial Group, Inc.	5,170	221,793
Fulton Financial Corp.	31,600	295,144			1,732,742
Westamerica Bancorporation	5,485	274,360	IRON/STEEL - 1.4%
Wintrust Financial Corp.	7,940	237,724	Schnitzer Steel Industries, Inc. - Class A	4,500	232,605
		1,345,840
CHEMICALS - 3.6%			METAL FABRICATE/HARDWARE - 1.4%
Cabot Corp.	8,370	284,747	Worthington Industries, Inc.	15,520	239,008
Innophos Holdings, Inc.	8,920	327,542
		612,289	MINING - 1.1%
COMMERCIAL SERVICES - 2.9%			Silvercorp Metals, Inc.	19,700	184,195
Brink's Co.	8,740	206,264
CDI Corp.	8,130	116,503	MISCELLANEOUS MANUFACTURING - 1.9%
MAXIMUS, Inc.	2,700	163,701	AO Smith Corp.	5,800	324,974
		486,468
DISTRIBUTION/WHOLESALE - 2.2%			OFFICE FURNISHINGS - 0.8%
Owens & Minor, Inc.	13,002	370,297	Knoll, Inc.	9,370	142,143

ELECTRIC - 1.5%			OIL & GAS - 3.3%
UIL Holdings Corp.	8,920	258,323	Holly Corp.	8,650	283,114
			SM Energy Co.	6,650	277,172
ELECTRICAL COMPONENTS & EQUIPMENT - 2.8%					560,286
Belden, Inc.	16,920	472,068	OIL & GAS SERVICES - 0.9%
			RPC, Inc.	6,800	149,668
ELECTRONICS - 2.4%
CTS Corp.	17,100	173,565	PACKAGING & CONTAINERS - 2.2%
Park Electrochemical Corp.	8,388	226,476	Temple-Inland, Inc.	18,210	377,311
		400,041
GAS - 4.1%			PHARMACEUTICALS - 1.2%
Northwest Natural Gas Co.	5,370	264,687	Medicis Pharmaceutical Corp. - Class A	6,700	199,325
South Jersey Industries, Inc.	8,325	419,247
		683,934	REITS - APARTMENTS - 1.8%
HAND/MACHINE TOOLS - 2.3%			American Campus Communities, Inc.	3,090	97,737
Franklin Electric Co., Inc.	10,780	389,266	Mack-Cali Realty Corp.	6,310	211,890
					309,627
HEALTHCARE-PRODUCTS - 4.9%			REITS - HEALTH CARE - 0.3%
Cooper Cos, Inc.	6,220	306,895	LTC Properties, Inc.	2,000	55,700
Meridian Bioscience, Inc.	12,630	289,101
STERIS Corp.	6,820	233,380	REITS - MANUFACTURED HOMES - 1.4%
		829,376	Equity Lifestyle Properties, Inc.	4,250	241,910

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
REITS - MORTGAGE - 2.1%			RETAIL - SPECIALTY - 1.9%
MFA Financial, Inc.	44,335	$ 350,690	Cash America International, Inc.	9,140	$ 322,002

REITS - OFFICE PROPERTY - 4.4%			SOFTWARE - 2.1%
Brandywine Realty Trust	26,630	318,761	Blackbaud, Inc.	14,170	359,776
BioMed Realty Trust, Inc.	8,900	163,315
Government Properties Income Trust	9,600	256,224	TRANSPORTATION - 2.1%
		738,300	Arkansas Best Corp.	3,850	97,520
REITS - WAREHOUSE - 1.4%			Tidewater, Inc.	5,620	259,251
First Potomac Realty Trust	13,950	229,896			356,771

RETAIL & LEASING SERVICES - 0.5%			TOTAL COMMON STOCK ( Cost - $13,110,872)		16,279,769
Aaron's, Inc.	4,575	86,284
			SHORT-TERM INVESTMENTS - 3.5%
RETAIL - APPAREL - 5.0%			MONEY MARKET FUND - 3.5%
Finish Line, Inc. - Class A	17,190	263,007	Fidelity Institutional Money Market Funds - Government Portfolio - 0.06%+
Regis Corp.	15,720	321,474		594,573	594,573
Stage Stores, Inc.	18,902	251,964
		836,445	TOTAL SHORT-TERM INVESTMENTS ( Cost - $594,573)		594,573
RETAIL - RESTAURANTS - 1.9%
Bob Evans Farms, Inc.	11,140	319,718	TOTAL INVESTMENTS - 100.0% ( Cost - $13,705,445)		$ 16,874,342
			LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%		(1,479)
			NET ASSETS - 100.0%		$ 16,872,863

REIT - Real Estate Investment Trust
+ Variable rate security. Interest rate is as of October 31, 2010.

Portfolio Composition * - Unaudited
Financial	30.74%		Basic Materials	6.32%
Industrial	18.93%		Utilities	5.79%
Consumer Cyclical	17.68%		Energy	4.36%
Consumer Non-Cyclical	13.97%		Technology	2.21%
			Total	100.00%

* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Mar Vista Investment Partners)

Large cap growth equities, as measured by the Russell 1000 Growth Index, gained 19.65 percent over the 12-month period ending October 31, 2010.  For nearly all of this time period, large cap growth firms lagged the performance of their comparable growth-oriented peer asset class.

The previous Sub-Adviser maintained a balanced, neither aggressive, nor defensive oriented investment orientation over first fiscal quarter. While early in the fiscal year the Sub-Adviser remained optimistic toward corporate earnings, this outlook was diminished toward the close of 2009 and into the start of 2010. At a broad level, the Sub-Adviser perceived the average investor’s risk appetite has increased to levels that may not be sustainable in the near-term. The Sub-Adviser also believed that for the early 2010 market rally to continue at its rapid pace, either the U.S. would need a continued acceleration of domestic economic growth, or investor risk-tolerance would have to rise to unprecedented levels.

The Fund’s main positive performance drivers over the first half of the fiscal year were its top-down sector-based allocations. The previous Sub-Adviser positioned the Fund in several cyclical-oriented sectors to better capture the improving economic fundamentals in the U.S. In particular, overweighting the consumer discretionary sector and equal-weighting the consumer staples sector in the second fiscal quarter provided a significant net positive for the Fund. While an overweight allocation to telecommunication services, particularly via American Tower Corp. (AMT), strongly added to the Fund’s overall performance in the first fiscal quarter, it subsequently detracted from relative and absolute performance over the following three months.

The Fund’s current Sub-Adviser utilizes a fundamental, bottom-up stock picking investment process.  The Sub-Adviser believes in the long-term value of steady growth, wide-moat franchises. It continues to target firms with sustainable free cash flow growth around 10 percent to 15 percent.

Stock selection, particularly in the healthcare sector aided the Fund’s absolute performance in the three months ending October 31, 2010, but did drag on relative performance. The consumer staples sector was a main detractor of the Fund’s relative performance over this same period. Major packaged goods producers Proctor & Gamble Co. (PG) and Unilever NV (UN) provided positive absolute performance of 4.7 percent and 1.7 percent, respectively, over the fourth fiscal quarter, but lagged behind the large cap growth asset class as a whole. Among the Fund’s top relative performers over this same period was SEI Investments Company (SEIC), an asset management and financial planning firm, which gained 15.5 percent.

The current Sub-Adviser notes that margins of safety for equity investments are around 20 percent to 25 percent. The Sub-Adviser has seen longer-term margin ranges typically around 30 percent to 35 percent. Recognizing historically slim margins of safety and the particularly rapid rally in the fourth fiscal quarter, the current Sub-Adviser considers the Fund’s defensive orientation still viable. The current Sub-Adviser believes that equity investors may have already priced in any liquidity benefits of further quantitative easing from the Federal Reserve, and the downside potential remains a concern for markets.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	12.29%	(12.79)%	(3.48)%	(1.79)%
Class C Class A with load of 5.75% Class A without load	11.49% 5.79% 12.30%	(13.63)% (14.77)% (13.07)%	(4.41)% N/A N/A	(2.73)% (7.53)%* (6.10)%*
Russell 1000 Growth Index	19.65%	(3.94)%	3.21%	3.27%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.04% for Class N, 2.04% for Class C and 1.29% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.3%
ADVERTISING - 3.3%			INSURANCE - 5.9%
Omnicom Group, Inc.	27,622	$ 1,214,263	Berkshire Hathaway, Inc. - Class B *	15,687	$ 1,248,058
			First American Financial Corp.	64,858	910,606
AEROSPACE/DEFENSE - 5.5%					2,158,664
General Dynamics Corp.	18,995	1,293,939	INTERNET - 1.7%
United Technologies Corp.	9,983	746,429	Google, Inc. - Cl. A *	1,049	643,027
		2,040,368
BANKS - 0.9%			OIL & GAS - 6.8%
Wells Fargo & Co.	13,095	341,518	Chevron Corp.	12,854	1,061,869
			Exxon Mobil Corp.	21,433	1,424,652
BEVERAGES - 2.6%					2,486,521
Anheuser-Busch InBev NV - ADR	14,978	942,116	PHARMACEUTICALS - 3.6%
			Novartis AG - ADR	22,790	1,320,681
CHEMICALS - 2.2%
Praxair, Inc.	9,062	827,723	RETAIL - 5.2%
			Lowe's Cos, Inc.	51,386	1,096,063
COMMERCIAL SERVICES - 6.6%			Target Corp.	16,092	835,818
CoreLogic, Inc.	22,435	394,183			1,931,881
Paychex, Inc.	32,433	898,394	SEMICONDUCTORS - 4.5%
SEI Investments Co.	23,654	523,936	Intel Corp.	41,440	831,701
Visa, Inc. - Cl. A	7,682	600,502	Maxim Integrated Products, Inc.	37,396	809,997
		2,417,015			1,641,698
COMPUTERS - 2.8%			SOFTWARE - 8.5%
Hewlett-Packard Co.	24,245	1,019,745	Adobe Systems, Inc. *	24,373	686,100
			Microsoft Corp.	49,412	1,316,336
COSMETICS/PERSONAL CARE - 3.7%			Oracle Corp.	37,778	1,110,672
Colgate-Palmolive Co.	7,120	549,094			3,113,108
Procter & Gamble Co.	12,789	812,997	TELECOMMUNICATIONS - 10.0%
		1,362,091	American Tower Corp. - Class A *	34,267	1,768,520
DIVERSIFIED FINANCIAL SERVICES - 2.0%			Cisco Systems, Inc. *	34,735	793,000
Legg Mason, Inc.	23,689	735,070	QUALCOMM, Inc.	24,791	1,118,818
					3,680,338
ELECTRONICS - 2.5%			TRANSPORTATION - 1.5%
Thermo Fisher Scientific, Inc. *	18,139	932,707	FedEx Corp.	6,687	586,584

ENGINEERING & CONSTRUCTION - 1.6%			TOTAL COMMON STOCK		35,835,856
Jacobs Engineering Group, Inc. *	15,418	595,289	( Cost - $32,491,930)

ENVIRONMENTAL CONTROL - 2.0%			SHORT-TERM INVESTMENTS - 3.8%
Stericycle, Inc. *	10,264	736,339	MONEY MARKET FUND - 3.8%
			Fidelity Institutional Money Market Funds -
FOOD - 4.9%			Money Market Portfolio - 0.23%+	1,390,922	1,390,922
Sysco Corp.	35,666	1,050,720	TOTAL SHORT-TERM INVESTMENTS
Unilever NV	24,831	737,232	( Cost - $1,390,922)
		1,787,952
HEALTHCARE-PRODUCTS - 9.0%			TOTAL INVESTMENTS - 101.1%
Baxter International, Inc.	16,041	816,487	( Cost - $33,882,852)		$ 37,226,778
CR Bard, Inc.	8,718	724,640	LIABILITIES IN EXCESS OF CASH AND
Johnson & Johnson	16,653	1,060,297	OTHER ASSETS - (1.1%)		(412,328)
St Jude Medical, Inc. *	18,792	719,734	NET ASSETS - 100.0%		$ 36,814,450
		3,321,158	* Non-Income producing security.
			+ Variable rate security. Interest rate is as of October 31, 2010.
			ADR - American Depositary Receipt.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Continued)
October 31, 2010

Portfolio Composition * - Unaudited

Consumer, Non-cyclical	29.94%		Energy		6.68%
Technology	15.50%		Consumer, Cyclical		5.19%
Communications	14.87%		Funds		3.79%
Industrial	13.13%		Basic Materials		2.22%
Financial	8.68%		Total		100.00%

* Based on total market value of investments as of October 31, 2010
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth stocks, as measured by the Russell 2000 Growth Index, increased 28.67 percent over the fiscal year, after increasing 11.5 percent during the previous year.  Small cap growth stocks broadly outperformed small cap value stocks, as measured by the Russell 2000 Value Index, by more than 420 basis points over the fiscal year after lagging value in the first two fiscal quarters.  Some economists believe that small cap growth stocks may have benefitted towards the latter months of the fiscal year from stronger earnings reports and a weakening U.S. dollar, which generally helps U.S. exporters in the small cap growth space.  The Sub-Adviser believes that the quantitative easing from the Federal Reserve boosted the market as a whole and many of the securities in the portfolio that had been drastically hurt earlier in the period recovered.

The Sub-Adviser continues to see improving trends and catalysts for companies in the Fund and believes that the earnings figures that have been recently released are encouraging.  During the fiscal year, the portfolio primarily benefitted from stock selection. Within the technology sector, a leading performer included Informatica Corporation (INFA) and Fortinet Inc. (FTNT). Informatica, a data integration software and service provider, was up 91.7 percent over the 12 month period, while Fortinet, a network security firm, was up 76.4 percent since its original purchase in November 2009.  However, stock selection within the technology sector was mixed, as DG Fastchannel (DGIT), a high definition commercial intermediary that links advertisers and advertising agencies with television stations, sold off toward the end of the 12 month period on announcements surrounding a competing firm. However, the Sub-Adviser believes that the competitor will not be able to draw away as many customers as the market appears to have already priced in with the 38.2 percent decline that occurred at the end of the year, and anticipates that the firm will outperform in the long-run.

The portfolio continues to be overweight the information technology and industrial sectors relative to the benchmark index as the Sub-Adviser believes that investors will add more capital to those sectors.  Conversely, the Sub-Adviser is concerned about sectors such as healthcare, and believes that it is uncertain how insurance carriers may perform in the new healthcare environment.  Therefore, the Sub-Adviser has made efforts to focus on healthcare firms that have a technology aspect to them, such as electronic healthcare record systems, since this is expected to be a growing space regardless of the outcome for insurance carriers.  A healthcare holding that aided performance in the fiscal year was Dexcom Inc. (DXCM), which appreciated 101 percent over the past 12 months.  Dexcom, a medical device company that focuses on glucose monitoring systems, is an example of how the Sub-Adviser seeks out healthcare companies that either are more technological in nature or are extremely specialized and have exhibited an advantage over competitors.

Looking forward through the end of the calendar year and into 2011, the Sub-Adviser is cautiously optimistic that business and economic conditions will continue to improve but believes growth will be slower in the near term.  The Sub-Adviser is not interested in making a call to position the portfolio more defensively in 2011, and instead intends to focus on companies offering new and unique products, which it anticipates will attract customers and gain market share.  The portfolio is primarily focused on companies creating innovative products, growing current product lines, and increasing their competitive position in the marketplace.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	24.05%	(3.05)%	4.30%	4.56%
Class C Class A with load of 5.75% Class A without load	22.80% 16.60% 23.72%	(4.02)% (5.19)% (3.29)%	3.27% N/A N/A	3.53% 0.67%* 2.25%*
Russell 2000 Growth Index	28.67%	(3.81)%	3.99%	3.75%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.35% for Class N, 3.35% for Class C and 2.60% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 96.7%			ELECTRONICS - 4.6%
AEROSPACE/DEFENSE - 0.9%			Daktronics, Inc.	16,503	$ 180,213
Aerovironment, Inc. *	7,255	$ 170,202	Imax Corp. *	8,212	177,790
			OSI Systems, Inc. *	4,625	166,500
APPAREL - 5.7%			PerkinElmer, Inc.	6,626	155,380
Columbia Sportswear Co.	3,101	162,027	Sonic Solutions, Inc. *	14,317	171,374
Deckers Outdoor Corp. *	3,132	181,969			851,257
Iconix Brand Group, Inc. *	9,066	158,655	ENVIRONMENTAL CONTROL - 1.1%
Jones Group, Inc.	8,453	122,230	IESI-BFC Ltd.	8,868	207,334
Warnaco Group, Inc. *	5,096	270,649
Wolverine World Wide, Inc.	5,435	158,267	FOOD - 0.9%
		1,053,797	United Natural Foods, Inc. *	4,539	162,315
AUTO PARTS & EQUIPMENT - 1.2%
WABCO Holdings, Inc. *	4,649	215,807	HEALTHCARE-PRODUCTS - 7.0%
			Cyberonics, Inc. *	6,631	182,419
BANKS - 0.8%			DexCom, Inc. *	22,153	304,604
Signature Bank *	3,701	156,330	Edwards Lifesciences Corp. *	2,828	180,737
			HeartWare International, Inc. *	1,471	100,528
BEVERAGES - 1.0%			NxStage Medical, Inc. *	9,210	185,674
Green Mountain Coffee Roasters, Inc. *	5,779	190,649	Thoratec Corp. *	4,834	157,782
			Zoll Medical Corp. *	5,521	179,598
BIOTECHNOLOGY - 1.2%					1,291,342
Illumina, Inc. *	3,909	212,298	HEALTHCARE-SERVICES - 2.8%
			Bio-Reference Labs, Inc. *	7,261	156,547
COMMERCIAL SERVICES - 5.7%			Healthspring, Inc. *	6,664	194,522
Cardtronics, Inc. *	10,569	179,145	Magellan Health Services, Inc. *	3,621	173,808
Coinstar, Inc. *	3,725	214,486			524,877
Dollar Financial Corp. *	7,403	185,223	HOME FURNISHINGS - 0.9%
Emergency Medical Services Corp. - Cl. A *	3,009	163,629	DTS, Inc./CA *	4,013	159,717
Parexel International Corp. *	7,654	164,561
TNS, Inc. *	7,082	135,549	INSURANCE - 0.8%
		1,042,593	Amtrust Financial Services, Inc.	10,457	156,541
COMPUTERS - 10.0%
Cognizant Technology Solutions Corp. - Cl. A *	3,097	201,893	INTERNET - 7.5%
Compellent Technologies, Inc. *	6,751	170,598	comScore, Inc. *	9,574	225,085
Fortinet, Inc. *	6,712	201,360	Constant Contact, Inc. *	6,402	147,246
iGate Corp.	8,927	182,468	Equinix, Inc. *	1,774	149,442
NCR Corp. *	10,854	148,917	F5 Networks, Inc. *	1,904	224,101
Radiant Systems, Inc. *	8,736	170,439	GSI Commerce, Inc. *	6,382	155,848
RealD, Inc. *	14,996	313,716	IntraLinks Holdings, Inc. *	11,801	258,088
Syntel, Inc.	5,412	264,430	priceline.com, Inc. *	600	226,086
Teradata Corp. *	4,960	195,226			1,385,896
		1,849,047	LEISURE TIME - 0.9%
DISTRIBUTION/WHOLESALE - 3.0%			Polaris Industries, Inc.	2,343	166,564
Fossil, Inc. *	6,464	381,311
MWI Veterinary Supply, Inc. *	2,887	165,136	MACHINERY-DIVERSIFIED - 2.3%
		546,447	Altra Holdings, Inc. *	5,463	80,852
DIVERSIFIED FINANCIAL SERVICES - 1.8%			Graco, Inc.	5,263	181,100
Higher One Holdings, Inc. *	9,977	174,198	Tennant Co.	4,829	162,013
Portfolio Recovery Associates, Inc. *	2,448	164,138			423,965
		338,336

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
MEDIA - 0.6%			SOFTWARE - 7.6%
DG FastChannel, Inc. *	4,903	$ 115,466	Ariba, Inc. *	8,891	$ 166,973
			Ebix, Inc. *	9,524	235,243
METAL FABRICATE/HARDWARE - 0.9%			Informatica Corp. *	6,849	278,686
Sun Hydraulics Corp.	5,340	165,914	Interactive Intelligence, Inc. *	3,920	96,863
			Medidata Solutions, Inc. *	8,940	166,552
MISCELLANEOUS MANUFACTURING - 4.3%			Open Text Corp. *	7,494	331,460
Hexcel Corp. *	17,601	312,770	RealPage, Inc. *	5,270	121,632
Parker Hannifin Corp.	2,332	178,515			1,397,409
Polypore International, Inc. *	8,856	294,639	TELECOMMUNICATIONS - 5.2%
		785,924	DigitalGlobe, Inc. *	5,062	165,274
OFFICE FURNISHINGS - 1.8%			IPG Photonics Corp. *	11,933	268,493
Herman Miller, Inc.	8,124	156,225	LogMeIn, Inc. *	5,134	203,974
Steelcase, Inc. - Class A	21,280	178,965	NICE Systems Ltd. - ADR *	6,599	221,001
		335,190	Oclaro, Inc. *	11,383	95,731
OIL & GAS - 1.9%					954,473
Atlas Energy, Inc. *	4,422	128,769	TRANSPORTATION - 3.7%
Brigham Exploration Co. *	10,458	220,559	Echo Global Logistics, Inc. *	12,727	180,723
		349,328	Expeditors International of Washington, Inc.	3,725	183,866
OIL & GAS SERVICES - 1.0%			HUB Group, Inc. - Class A *	5,213	169,266
FMC Technologies, Inc. *	2,452	176,789	UTi Worldwide, Inc.	7,711	148,205
					682,060
PHARMACEUTICALS - 2.2%
Herbalife Ltd.	3,114	198,860	TOTAL COMMON STOCK ( Cost - $14,861,936)		17,831,786
SXC Health Solutions Corp. *	5,214	203,137
		401,997	SHORT-TERM INVESTMENTS - 6.2%
RETAIL - 6.4%			MONEY MARKET FUND - 6.2%
Body Central Corp. *	12,627	169,202	Fidelity Institutional Money	1,144,308	1,144,308
Guess?, Inc.	5,920	230,406	Market Funds - Government Portfolio, 0.06%+
J Crew Group, Inc. *	4,642	148,498	TOTAL SHORT-TERM INVESTMENTS ( Cost - $1,144,308)
Jo-Ann Stores, Inc. *	4,530	195,923
Kirkland's, Inc. *	7,393	99,436
Nu Skin Enterprises, Inc. - Class A	5,590	171,054	TOTAL INVESTMENTS - 102.9% ( Cost - $16,006,244)		$18,976,094
Texas Roadhouse, Inc. - Cl. A *	10,773	165,473	LIABILITIES IN EXCESS OF CASH AND
		1,179,992	OTHER ASSETS - (2.9)%		(532,645)
SEMICONDUCTORS - 1.0%			NET ASSETS - 100.0%		$18,443,449
Hittite Microwave Corp. *	3,521	181,930

* Non-Income producing security.
+ Variable rate security. Interest rate is as of October 31, 2010.
ADR - American Depositary Receipt

Portfolio Composition * - Unaudited
Consumer, Cyclical	20.40%		Communications		12.94%
Consumer, Non-Cyclical	19.03%		Funds		6.04%
Technology	18.07%		Financial		3.43%
Industrial	17.32%		Energy		2.77%
			Total		100.00%
* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Marvin & Palmer Associates, Inc.)

The MSCI Emerging Markets Index, a broad measure of emerging markets stocks, appreciated by 23.89 percent during the 12 months ending October 31, 2010.  Emerging markets stocks in Eastern Europe, as measured by the MSCI Emerging Markets Eastern Europe Index, were among the weakest regional performers for the fiscal year with gains of 14.2 percent. In contrast South American stocks, as measured by the MSCI Emerging Markets Latin America Index, gained 23.89 percent for the fiscal year.

During the first half of the fiscal year, the Sub-Adviser was overweight Latin America and equal weight Asia relative to the MSCI Emerging Markets Index.  For the majority of this six- month period, the Fund was overweight consumer staples and underweight materials, which slightly detracted from performance since materials outperformed and consumer staples underperformed the overall index. The materials and consumer discretionary sectors were the best performing sectors during this time, while telecommunications and utilities had the lowest returns. Brazil remained the Fund’s largest country weighting in the first six months of the fiscal year, at approximately 21.0 percent of the Fund. In the second fiscal quarter, approximately 55.0 percent of the Fund had been invested in BRIC-based (Brazil, Russia, India, and China) firms.  BRIC exposure increased slightly over the second fiscal quarter, as the Sub-Adviser remained optimistic on companies operating in BRIC markets.

The second half of the fiscal year saw country and region weightings similar to the previous six months. While slightly lower than prior quarters, through the third fiscal quarter Brazil remained the Fund’s largest country weighting, comprising approximately 18 percent of the portfolio.  By the third fiscal quarter-end, approximately 54 percent of the Fund was invested in BRIC companies, versus 49 percent for the benchmark. Through the fourth fiscal quarter, industrials and consumer discretionary firms strongly rallied beyond the benchmark, while the materials, consumer discretionary, and financials moderately drove the Fund’s positive performance, as well. The utilities sector was the worst relative performer in the Fund, but still generated a positive absolute return for the last fiscal quarter.

While not notably high for the asset class, the Fund has experienced relatively steady holdings turnover in the past fiscal year. Several of the select number of holdings the Fund has held for the nearly all of this 12-month period, include: Russian energy conglomerate Lukoil (LUKOY), a weak relative performer in the final six months, up only 0.2 percent over the fiscal year; Chinese online advertising and service provider Tencent Holdings Ltd. (700 HK), a position the Sub-Adviser trimmed down in the first half of the fiscal year, but which still returned 29.8 percent over the entire 12-month period; and Naspers Ltd. (NPN SJ), a source of South African print and electronic media, up 30.2 percent over the fiscal year.

The Sub-Adviser continues to believe that emerging markets securities are in a much better position now than they were three years ago, as capital and investment are expected to continue to flow to emerging market countries and the firms that operate within those economies.  Looking forward, the Sub-Adviser aims to continue targeting emerging market firms that tap into the burgeoning middle-class consumers in developing nations who have experienced increasing purchasing power. For example, the Sub-Adviser favorably views its holdings among Turkish retail banking providers and Chinese airlines. The Sub-Adviser believes as the current market cycle is only midway completed, emerging market economies will become less reliant on exports to developed nations and become more self-sufficient.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2010

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	22.13%	(5.47)%	12.03%	13.94%
Class C Class A with load of 5.75% Class A without load	20.83% 14.77% 21.77%	(6.43)% (7.59)% (5.75)%	10.92% N/A N/A	12.84% 2.24%* 3.84%*
MSCI Emerging Markets Index	23.89%	(3.70)%	15.28%	17.39%

*Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.55% for Class N, 3.55%  for Class C and 2.80% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 87.7%			COMMERCIAL SERVICES - 0.6%
AGRICULTURE - 0.3%			Localiza Rent a Car SA	7,500	$ 124,337
Golden Agri-Resources Ltd.	113,000	$ 57,037
			COMPUTERS - 3.4%
AIRLINES - 2.5%			HTC Corp.	17,550	397,956
Air China Ltd. - Cl. H *	86,000	115,970	Infosys Technologies Ltd. - ADR	2,800	188,832
China Southern Airlines Co. Ltd. - Cl. H *	322,000	219,329	VanceInfo Technologies Inc. - ADR *	1,400	50,918
Lan Airlines SA - ADR	3,000	92,220			637,706
Turk Hava Yollari *	11,400	46,839	COSMETICS/PERSONAL CARE - 1.4%
		474,358	Amorepacific Corp.	46	42,563
AUTO MANUFACTURERS - 6.7%			LG Household & Health Care Ltd.	664	221,845
Brilliance China Automotive Holdings Ltd. *	741,200	651,130			264,408
Dongfeng Motor Group Co. Ltd.	130,000	282,747	DIVERSIFIED FINANCIAL SERVICES - 0.5%
Ford Otomotiv Sanayi AS	10,000	87,730	BM&FBovespa SA	12,500	104,388
Guangzhou Automobile Group Co. Ltd.	52,000	79,157
Hyundai Motor Co.	1,147	173,652	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
		1,274,416	Delta Electronics Inc.	10,000	41,309
AUTO PARTS & EQUIPMENT - 2.6%
Hyundai Mobis	1,060	263,994	ELECTRONICS - 0.6%
Weichai Power Co. Ltd. - Cl H	17,000	224,301	E Ink Holdings Inc. *	42,000	73,500
		488,295	Hon Hai Precision Industry Co. Ltd.	11,680	44,171
BANKS - 13.3%					117,671
Banco Bradesco SA - ADR	5,300	110,240	ENGINEERING & CONSTRUCTION - 0.6%
Banco de Oro Unibank Inc.	54,400	77,068	Samsung Engineering Co. Ltd.	723	115,554
Banco do Estado do Rio Grande do Sul	6,100	66,820
BanColombia SA - ADR	1,600	107,920	FOOD - 2.1%
Bangkok Bank PCL	11,700	58,341	Cosan Ltd. - Cl. A	7,400	97,236
Bank Mandiri Tbk PT	85,000	66,816	Indofood Sukses Makmur Tbk PT	155,000	90,394
Bank Rakyat Indonesia Persero Tbk PT	236,500	302,768	Universal Robina Corp.	111,600	112,767
Credicorp Ltd.	1,000	125,880	X5 Retail Group NV - GDR *	2,300	96,370
ICICI Bank Ltd. - ADR	6,900	362,802			396,767
Itau Unibanco Holding SA - ADR	10,300	252,968	HEALTHCARE-PRODUCTS - 1.7%
Kasikornbank PCL	29,500	115,491	Hengan International Group Co. Ltd.	27,000	254,554
Malayan Banking Bhd	62,200	180,238	Shandong Weigao Group
Metropolitan Bank & Trust	59,900	108,821	Medical Polymer Co. Ltd. - Class H	24,000	63,843
Public Bank Bhd	9,200	37,643			318,397
Standard Bank Group Ltd/South Africa	11,500	169,911	HOLDING COMPANIES-DIVERSIFIED - 3.6%
Turkiye Garanti Bankasi AS	23,100	139,574	Alliance Global Group Inc.	385,800	101,467
Yapi ve Kredi Bankasi AS *	64,000	241,624	Ayala Corp.	11,390	106,385
		2,524,925	Barloworld Ltd.	10,800	81,409
BEVERAGES - 1.7%			China Resources Enterprise Ltd.	58,000	245,850
Central European Distribution Corp. *	4,500	112,365	Imperial Holdings Ltd.	5,300	86,977
Cia de Bebidas das Americas	1,500	208,860	Itausa - Investimentos Itau SA	8,500	67,529
		321,225	Tekfen Holding AS	0.340	1
BUILDING MATERIALS - 0.8%					689,618
Indocement Tunggal Prakarsa Tbk PT	19,000	39,009	INSURANCE - 0.6%
Semen Gresik Persero Tbk PT	100,000	109,938	Ping An Insurance
		148,947	Group Co. of China Ltd. - Class H	10,500	113,516
CHEMICALS - 1.8%
Mexichem SAB de CV	48,200	152,386	INTERNET - 4.7%
Nan Ya Plastics Corp.	37,000	82,187	Baidu Inc./China - ADR *	4,050	445,540
Sociedad Quimica y Minera de Chile SA - ADR	2,000	103,600	Ctrip.com International Ltd. - ADR *	6,000	312,360
		338,173	NHN Corp. *	428	75,731
			Tencent Holdings Ltd.	2,800	64,361
					897,992

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2010
		Market			Market
Security	Shares	Value	Security	Shares	Value
IRON/STEEL - 1.7%			RETAIL - 10.4% ( Continued)
Cia Siderurgica Nacional SA - ADR	7,800	$ 131,664	Belle International Holdings Ltd.	224,600	$ 406,785
Mechel - ADR	7,700	181,335	CP ALL PCL	98,500	146,434
		312,999	Hengdeli Holdings Ltd.	340,000	188,622
MACHINERY-CONSTRUCTION & MINING - 0.3%			Home Product Center PCL	197,516	63,811
Doosan Infracore Co. Ltd. *	2,340	57,911	Lojas Americanas SA	24,900	266,744
			Lojas Renner SA	2,100	83,431
MEDIA - 1.3%			SM Investments Corp.	18,460	233,849
Naspers Ltd. - N Shares	4,500	236,983	Wal-Mart de Mexico SAB de CV - Series V	39,600	108,448
			Zhongsheng Group Holdings Ltd. *	27,000	69,651
MINING - 8.5%					1,983,922
Anglo Platinum Ltd. *	800	79,356	SEMICONDUCTORS - 1.1%
Eurasian Natural Resources Corp. PLC	15,000	209,253	Advanced Semiconductor Engineering Inc.	98,991	86,134
Fresnillo PLC	3,700	74,085	Samsung Electronics Co. Ltd.	196	130,042
Grupo Mexico SAB de CV - Series B	98,500	324,580			216,176
Kazakhmys PLC	6,500	137,063	SHIPBUILDING - 1.3%
MMC Norilsk Nickel - ADR	6,900	128,685	Hyundai Heavy Industries Co. Ltd.	746	243,364
Vale SA - ADR	10,200	327,828
Vale SA	11,724	329,694	TELECOMMUNICATIONS - 1.8%
		1,610,544	China Mobile Ltd.	5,500	56,164
OIL & GAS - 6.3%			Mobile Telesystems OJSC - ADR	9,500	205,675
CNOOC Ltd.	113,000	235,898	MTN Group Ltd.	4,800	86,698
HRT Participacoes em Petroleo SA *	150	100,883			348,537
Lukoil OAO - ADR	1,500	83,775
OGX Petroleo e Gas Participacoes SA *	16,600	217,325	TOTAL COMMON STOCK ( Cost - $12,637,382)		16,662,515
Pacific Rubiales Energy Corp. *	7,600	241,649
Petroleo Brasileiro SA - ADR	7,600	259,312	WARRANTS - 7.9%
Sasol Ltd.	1,200	54,256	Apollo Tyres Ltd	40,100	64,581
		1,193,098	Axis Bank Ltd	7,400	245,023
OIL & GAS SERVICES - 1.1%			Cummins India Ltd	4,700	84,066
Lupatech SA *	6,700	82,862	Infrastructure Development Finance Co Ltd	30,800	138,687
Petrofac Ltd.	5,700	133,657	IVRCL Infrastructures & Projects Ltd	24,200	81,352
		216,519	Jaiprakash Associates Ltd.	81,800	221,405
REAL ESTATE - 4.2%			Larsen & Toubro Ltd	5,100	232,779
Ayala Land Inc.	176,000	68,557	Sberbank of Russia	106,100	351,615
BR Malls Participacoes SA	15,600	146,721	Unitech Limited	45,300	88,505
Cyrela Brazil Realty SA Empreendimentos e Participacoes	11,300	155,591	TOTAL WARRANTS ( Cost- $ 1,328,239)		1,508,013
E-House China Holdings Ltd. - ADR	3,200	53,472
LSR Group - GDR *	13,000	110,500	SHORT-TERM INVESTMENTS - 4.4%
PDG Realty SA Empreendimentos e Participacoes	13,700	169,838	MONEY MARKET FUND - 4.4%
Talaat Moustafa Group *	68,100	88,743	First American Government Obligations Fund	825,553	825,553
		793,422	Fund - 0.01%+
REITS - 0.0%			TOTAL SHORT-TERM INVESTMENTS ( Cost - $825,553)		825,553
Sinpas Gayrimenkul Yatirim Ortakligi AS *	1	1
			TOTAL INVESTMENTS - 100.0% ( Cost - $14,791,174)		$ 18,996,081
RETAIL - 10.4%			CASH AND OTHER ASSETS LESS LIABILITIES - 0.0%		5,698
Astra International Tbk PT	65,000	416,147	NET ASSETS - 100.0%		$ 19,001,779

* Non-income producing security
+ Variable rate security. Interest rate is as of October 31, 2010.
ADR - American Depositary Receipt GDR- Global Depositary Receipt
Portfolio Composition * - Unaudited
Other Countries	23.63%		South Korea	7.29%
Brazil	18.18%		Indonesia	5.64%
China	12.93%		Britain	4.58%
Hong Kong	9.82%		Philippines	4.45%
India	9.04%		Russia	4.44%
			Total	100.00%
* Based on total market value of investments as of October 31, 2010.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2010

	Dunham		Dunham
	Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
	Government	High-Yield	Distribution	Loss Averse	Appreciation &	Large Cap
	Bond Fund	Bond Fund	Fund	Growth Fund	Income Fund	Value Fund
			(As Restated. See
Assets:			Note 11.)
Investments in securities, at cost	$ 85,603,865	$ 66,124,864	$ 78,070,710	$ 6,141,603	$ 33,299,709	$ 33,228,107
Investments in securities, at value	$ 90,502,347	$ 72,336,849	$ 80,690,288	$ 6,232,126	$ 37,587,628	$ 41,054,574
Deposit with broker	-	-	8,949,897	-	-	-
Unrealized appreciation on swap contracts	-	-	3,106	-	-	-
Cash	475,334	3,185	507,922	5,778,710	11,859	-
Receivable for securities sold	941,255	204,110	223,264	135,204	166,065	-
Interest and dividends receivable	892,259	1,499,517	212,547	463	84,896	57,857
Receivable for fund shares sold	49,854	238	2,798,697	27,851	463	52,025
Receivable for open forward foreign currency contracts	-	-	7,621		-	-
Prepaid expenses and other assets	10,413	18,612	114,925	30,674	6,629	6,637
Total Assets	92,871,462	74,062,511	93,508,267	12,205,028	37,857,540	41,171,093

Liabilities:
Option contracts written (proceeds $2,775,760)	-	-	3,331,545	-	-	-
Securities sold short (proceeds $5,829,016)	-	-	6,279,313	-	-	-
Cash overdraft	-	-	-	-	-	18,137
Payable for securities purchased	1,577,756	685,798	688,073	1,478,920	3,076,869	-
Payable for fund shares redeemed	13,552	50,358	34,847	12,280	10,100	34,290
Distributions payable	1,908	63,488	45,432	-	-	-
Payable to adviser	38,571	36,630	42,334	5,775	17,117	22,658
Payable to sub-adviser	36,250	13,344	60,542	762	7,844	14,990
Payable for distribution fees	8,503	6,857	23,013	1,405	3,911	6,186
Payable for administration fees	4,272	4,220	5,619	550	2,500	2,820
Payable for fund accounting fees	4,250	3,792	4,471	525	2,250	2,500
Payable for transfer agent fees	1,500	1,600	2,492	1,450	1,500	1,650
Payable for custody fees	2,000	1,473	2,907	1,331	1,000	1,713
Accrued expenses and other liabilities	17,725	18,050	26,864	15,200	15,942	17,418
Total Liabilities	1,706,287	885,610	10,547,452	1,518,198	3,139,033	122,362

Net Assets	$ 91,165,175	$ 73,176,901	$ 82,960,815	$ 10,686,830	$ 34,718,507	$ 41,048,731

Net Assets:
Paid in capital	$ 83,682,734	$ 77,601,608	$ 108,054,203	$ 10,528,270	$ 35,754,401	$ 44,298,613
Undistributed net investment income (loss)	3,132	48,286	(10,727)	-	616,943	149,423
Accumulated net realized gain/(loss) on
investments and foreign currency transactions	2,580,827	(10,684,978)	(26,706,884)	68,037	(5,940,756)	(11,225,772)
Net unrealized appreciation on
investments and foreign currency translations	4,898,482	6,211,985	1,624,223	90,523	4,287,919	7,826,467

Net Assets	$ 91,165,175	$ 73,176,901	$ 82,960,815	$ 10,686,830	$ 34,718,507	$ 41,048,731

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 78,180,563	$ 58,596,933	$ 38,327,752	$ 4,302,874	$ 23,718,120	$ 31,435,607
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	5,216,416	6,258,071	1,049,614	422,929	2,798,910	3,155,081
Net asset value, offering and
redemption price per share	$ 14.99	$ 9.36	$ 36.52	$ 10.17	$ 8.47	$ 9.96

Class A Shares:
Net Assets	$ 518,424	$ 5,365,981	$ 23,452,516	$ 6,224,027	$ 7,529,883	$ 3,844,104
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	34,610	569,351	645,765	612,372	890,835	386,229
Net asset value and
redemption price per share	$ 14.98	$ 9.42	$ 36.32	$ 10.16	$ 8.45	$ 9.95
Front-end sales charge factor	0.9550	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 15.69	$ 9.86	$ 38.54	$ 10.78	$ 8.97	$ 10.56

Class C Shares:
Net Assets	$ 12,466,188	$ 9,213,987	$ 21,180,547	$ 159,929	$ 3,470,504	$ 5,769,020
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	836,696	989,191	650,002	15,790	417,099	592,996
Net asset value, offering and
redemption price per share	$ 14.90	$ 9.31	$ 32.59	$ 10.13	$ 8.32	$ 9.73

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2010

						Dunham
	Dunham	Dunham	Dunham	Dunham	Dunham	Emerging
	Real Estate	International	Small Cap	Large Cap	Small Cap	Markets
	Stock Fund	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 6,629,513	$ 36,316,805	$ 13,705,445	$ 33,882,852	$ 16,006,244	$ 14,791,174
Investments in securities, at value	$ 9,038,367	$ 43,394,528	$ 16,874,342	$ 37,226,778	$ 18,976,094	$ 18,996,081
Foreign currency, at value (Cost - $540,124 and $ 11,173)	-	546,564	-	-	-	10,988
Cash	22,477	-	9,449	21,298	2,199	70,606
Receivable for securities sold	-	588,255	44,845	-	656,339	162,124
Interest and dividends receivable	10,385	156,126	11,011	34,505	1,570	19,257
Receivable for fund shares sold	206	1,184	412	18,375	11,412	25,109
Receivable for open forward foreign currency contracts	-	535,011	-	-	-	1,462
Prepaid expenses and other assets	3,712	8,817	4,047	4,791	3,830	4,079
Total Assets	9,075,147	45,230,485	16,944,106	37,305,747	19,651,444	19,289,706

Liabilities:
Payable for securities purchased	-	556,762	22,564	416,508	1,163,271	198,938
Payable for fund shares redeemed	4,873	30,217	7,716	20,093	9,508	3,208
Payable for open forward foreign currency contracts	-	626,348	-	-	-	55
Payable to adviser	5,088	24,209	9,301	19,287	10,014	10,135
Payable to sub-adviser	375	35,945	7,870	2,908	58	39,915
Payable for distribution fees	1,207	6,955	2,187	4,442	3,112	2,883
Payable for administration fees	875	3,100	1,350	2,750	1,600	2,818
Payable for fund accounting fees	725	5,250	1,582	2,250	1,177	3,645
Payable for transfer agent fees	1,500	1,750	1,193	1,650	1,344	1,523
Payable for custody fees	775	17,649	1,500	3,905	2,100	10,000
Accrued expenses and other liabilities	16,510	18,067	15,980	17,504	15,811	14,807
Total Liabilities	31,928	1,326,252	71,243	491,297	1,207,995	287,927

Net Assets	$ 9,043,219	$ 43,904,233	$ 16,872,863	$ 36,814,450	$ 18,443,449	$ 19,001,779

Net Assets:
Paid in capital	$ 9,647,372	$ 49,948,294	$ 21,996,696	$ 55,554,794	$ 18,674,137	$ 18,431,906
Undistributed net investment income (loss)	83,456	335,355	-	15,109	-	(181,524)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(3,096,463)	(13,375,982)	(8,292,730)	(22,099,379)	(3,200,538)	(3,452,100)
Net unrealized appreciation on
investments and foreign currency translations	2,408,854	6,996,566	3,168,897	3,343,926	2,969,850	4,203,497

Net Assets	$ 9,043,219	$ 43,904,233	$ 16,872,863	$ 36,814,450	$ 18,443,449	$ 19,001,779

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 7,685,919	$ 36,546,260	$ 14,377,770	$ 31,774,180	$ 14,300,811	$ 13,592,566
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	598,403	2,857,040	1,470,515	9,079,236	1,045,820	847,945
Net asset value, offering and
redemption price per share	$ 12.84	$ 12.79	$ 9.78	$ 3.50	$ 13.67	$ 16.03

Class A Shares:
Net Assets	$ 46,814	$ 321,928	$ 154,068	$ 194,975	$ 851,573	$ 2,663,506
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	3,642	25,167	15,808	56,218	62,798	168,235
Net asset value and
redemption price per share	$ 12.85	$ 12.79	$ 9.75	$ 3.47	$ 13.56	$ 15.83
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 13.63	$ 13.57	$ 10.34	$ 3.68	$ 14.39	$ 16.80
Class C Shares:
Net Assets	$ 1,310,486	$ 7,036,045	$ 2,341,025	$ 4,845,295	$ 3,291,065	$ 2,745,707
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	104,911	568,892	248,918	1,470,446	256,646	176,429
Net asset value, offering and
redemption price per share	$ 12.49	$ 12.37	$ 9.40	$ 3.30	$ 12.82	$ 15.56

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 2010

	Dunham		Dunham
	Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
	Government	High-Yield	Distribution	Loss Averse	Appreciation &	Large Cap
	Bond Fund	Bond Fund	Fund	Growth Fund (a)	Income Fund	Value Fund
			(As Restated. See
Investment Income:			Note 11.)
Interest income	$ 4,217,012	$ 6,118,930	$ 146,009	$ 106	$ 579,423	$ 614
Dividend income	-	92,261	1,884,395	11,179	361,790	734,553
Less: Foreign withholding taxes	-	-	(7,351)	-	(2,054)	-
Total Investment Income	4,217,012	6,211,191	2,023,053	11,285	939,159	735,167

Operating Expenses:
Investment advisory fees	418,739	404,449	427,863	19,889	173,820	237,481
Sub-advisory fees	293,118	337,040	329,126	15,299	160,450	157,103
Sub-advisory performance fees	109,827	(192,063)	182,480	(12,367)	(92,786)	(54,381)
Fund accounting fees	85,715	68,824	52,136	2,406	25,844	28,744
Distribution fees- Class C Shares	95,357	60,377	195,162	533	35,349	54,349
Distribution fees- Class A Shares	1,325	12,032	57,466	6,210	6,787	1,509
Administration fees	79,296	63,980	64,089	2,579	27,425	34,282
Registration fees	43,785	38,905	60,069	24,167	40,907	39,405
Transfer agent fees	23,947	25,111	46,605	8,869	21,449	21,219
Custodian fees	15,223	10,472	86,202	2,983	9,248	5,067
Professional fees	35,649	31,493	37,374	14,404	20,543	23,442
Chief Compliance Officer fees	14,440	11,839	11,363	287	4,749	7,426
Printing and postage expense	8,105	10,854	96,420	5,110	4,811	3,288
Trustees' fees	8,413	6,830	6,542	277	2,676	3,708
Insurance expense	3,993	2,595	29,477	-	1,432	1,964
Dividend expense on short sales	-	-	136,783	-	-	-
Interest expense	-	-	35,779	-	-	-
Miscellaneous expenses	8,325	7,035	8,782	1,637	5,719	4,870
Total Operating Expenses	1,245,257	899,773	1,863,718	92,283	448,423	569,476

Net Investment Income (Loss)	2,971,755	5,311,418	159,335	(80,998)	490,736	165,691

Realized and Unrealized
Gain (Loss) on Investments, Foreign
Currency and Written Options:
Net realized gain (loss) from:
Investments	2,920,343	2,879,270	4,861,606	149,035	376,941	756,629
Options purchased	-	-	(250,990)	-	-	-
Securities sold short	-	-	(535,537)	-	-	-
Written options	-	-	1,486,539	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	1,498,723	2,516,555	1,908,585	90,523	3,012,776	4,562,263
Options purchased	-	-	(82,455)	-	-	-
Securities sold short	-	-	50,616	-	-	-
Written options	-	-	(1,061,097)	-	-	-
Foreign currency translations	-	-	7,621	-	-	-
Swap Contracts	-	-	3,106	-	-	-
Net Realized and Unrealized Gain	4,419,066	5,395,825	6,387,994	239,558	3,389,717	5,318,892

Net Increase in Net Assets
Resulting From Operations	$ 7,390,821	$ 10,707,243	$ 6,547,329	$ 158,560	$ 3,880,453	$ 5,484,583
(a) Fund commenced operations on April 30, 2010.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2010

						Dunham
	Dunham	Dunham	Dunham	Dunham	Dunham	Emerging
	Real Estate	International	Small Cap	Large Cap	Small Cap	Markets
	Stock Fund	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund
Investment Income:
Interest income	$ 148	$ 543	$ 262	$ 1,625	$ 365	$ 252
Dividend income	273,388	1,401,349	383,617	513,070	60,936	227,924
Less: Foreign withholding taxes	-	(139,223)	(618)	(2,969)	-	(15,426)
Total Investment Income	273,536	1,262,669	383,261	511,726	61,301	212,750

Operating Expenses:
Investment advisory fees	51,115	256,492	103,815	229,817	116,990	95,984
Sub-advisory fees	31,456	256,492	87,843	171,186	89,992	88,640
Sub-advisory performance fees	(4,674)	119,741	11,779	(142,049)	54,197	(35,478)
Fund accounting fees	6,858	64,199	14,830	28,506	16,701	27,055
Distribution fees- Class C Shares	11,894	62,262	22,335	49,625	32,718	23,288
Distribution fees- Class A Shares	95	496	249	354	940	2,943
Administration fees	6,883	37,465	15,212	33,566	16,695	14,299
Registration fees	38,471	36,891	39,655	41,655	40,905	37,952
Transfer agent fees	19,004	21,783	19,938	21,275	20,442	19,499
Custodian fees	5,946	158,283	10,213	16,036	13,192	58,053
Professional fees	15,911	29,330	18,173	23,043	17,834	16,939
Chief Compliance Officer fees	1,330	6,943	3,295	7,338	3,334	1,750
Printing and postage expense	2,314	1,566	2,741	5,546	3,409	2,494
Trustees' fees	830	3,964	1,630	3,652	1,836	1,472
Insurance expense	456	2,230	997	2,069	1,099	813
Miscellaneous expenses	2,152	4,821	2,689	4,869	3,103	2,104
Total Operating Expenses	190,041	1,062,958	355,394	496,488	433,387	357,807

Net Investment Income (Loss)	83,495	199,711	27,867	15,238	(372,086)	(145,057)

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) from:
Investments	1,113,277	1,771,156	1,123,852	4,628,482	4,419,357	2,146,925
Foreign currency transactions	-	274,397	-	-	(308)	(97,725)
Net change in unrealized appreciation on:
Investments	1,376,066	4,341,129	2,443,271	(167,425)	(89,542)	939,457
Foreign currency translations		(206,535)	-	-	-	(450)
Net Realized and Unrealized Gain	2,489,343	6,180,147	3,567,123	4,461,057	4,329,507	2,988,207

Net Increase in Net Assets	-
Resulting From Operations	$ 2,572,838	$ 6,379,858	$ 3,594,990	$ 4,476,295	$ 3,957,421	$ 2,843,150

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham
	Corporate/Government		High-Yield		Monthly Distribution		Loss Averse
	Bond Fund		Bond Fund		Fund		Growth Fund (a)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010
					(As Restated.
Operations:					See Note 11.)
Net investment income (loss)	$ 2,971,755	$ 2,862,367	$ 5,311,418	$ 4,574,838	$ 159,335	$ (338,892)	$ (80,998)
Net realized gain (loss) from investments
and foreign currency	2,920,343	1,136,409	2,879,270	(5,862,787)	5,561,618	(6,164,118)	149,035
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	1,498,723	8,274,542	2,516,555	16,118,509	826,376	8,389,951	90,523
Net Increase in Net Assets
Resulting From Operations	7,390,821	12,273,318	10,707,243	14,830,560	6,547,329	1,886,941	158,560

Distributions to Shareholders From:
Net Realized Gains:
Class N	(312,234)	-	-	-	(775,310)	(71,016)	-
Class A	(990)	-	-	-	(744,314)	(1,057,650)	-
Class C	(59,387)	-	-	-	(702,225)	(915,251)	-
Net Investment Income:
Class N	(2,737,089)	(2,535,895)	(4,336,587)	(3,700,028)	-	-	-
Class A	(19,363)	(6,702)	(370,304)	(305,521)	-	-	-
Class C	(398,714)	(381,058)	(579,354)	(546,176)	-	-	-
Distributions From Paid In Capital
Class N	-	-	-	-	-	(287,422)	-
Class A	-	-	-	-	-	(719,688)	-
Class C	-	-	-	-	-	(650,373)	-
Total Dividends and Distributions
to Shareholders	(3,527,777)	(2,923,655)	(5,286,245)	(4,551,725)	(2,221,849)	(3,701,400)	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	25,642,063	22,757,025	17,068,212	16,835,205	23,691,115	19,456,608	4,661,227
Class A	1,180,204	214,151	2,050,619	5,605,362	3,708,532	2,162,417	6,236,967
Class C	2,307,238	2,867,336	2,405,206	4,720,003	6,208,030	3,048,764	158,464
Reinvestment of dividends and distributions
Class N	3,021,617	2,521,728	3,678,894	3,521,629	765,101	358,438	-
Class A	17,844	6,351	308,859	291,208	464,712	1,137,507	-
Class C	458,102	381,058	511,764	366,823	572,555	1,125,730	-
Cost of shares redeemed
Class N	(19,196,553)	(39,505,809)	(18,288,467)	(20,630,612)	(4,403,619)	(3,837,900)	(416,511)
Class A	(917,017)	(217,197)	(2,280,692)	(3,454,140)	(6,335,013)	(12,736,042)	(111,877)
Class C	(3,988,036)	(4,490,821)	(2,032,642)	(6,829,738)	(6,280,780)	(11,809,190)	-
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	8,525,462	(15,466,178)	3,421,753	425,740	18,390,633	(1,093,668)	10,528,270

Total Increase (Decrease) in Net Assets	12,388,506	(6,116,515)	8,842,751	10,704,575	22,716,113	(2,908,127)	10,686,830

Net Assets:
Beginning of year	78,776,669	84,893,184	64,334,150	53,629,575	60,244,702	63,152,829	-
End of year*	$91,165,175	$78,776,669	$73,176,901	$64,334,150	$82,960,815	$60,244,702	$10,686,830
* Includes undistributed net investment
income (loss) at end of year	$ 3,132	$ 14,913	$ 48,286	$ 23,113	$ (10,727)	$ -	$ -

(a) Fund commenced operations on April 30, 2010.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Appreciation &		Large Cap		Real Estate		International
	Income Fund		Value Fund		Stock Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Oct. 31, 2009

Operations:
Net investment income	$ 490,736	$ 547,739	$ 165,691	$ 270,985	$ 83,495	$ 70,964	$ 199,711	$ 143,401
Net realized gain (loss) from investments
and foreign currency	376,941	(3,581,288)	756,629	(6,877,926)	1,113,277	(2,358,058)	2,045,553	(9,047,009)
Capital gain distributions received from
other investment companies	-		-	-	-	84,537	-	-
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	3,012,776	10,138,864	4,562,263	9,095,901	1,376,066	3,131,972	4,134,594	19,332,038
Net Increase in Net Assets
Resulting From Operations	3,880,453	7,105,315	5,484,583	2,488,960	2,572,838	929,415	6,379,858	10,428,430

Distributions to Shareholders From:
Net Investment Income:
Class N	(311,761)	(330,718)	(164,703)	(321,730)	(61,400)	(109,519)	(585,439)	(418,446)
Class A	(40,364)	(2,412)	(163)	(560)	(175)	(1,308)	(1,008)	(253)
Class C	(23,373)	-	-	-	-	(5,813)	(65,032)	-
Total Dividends and Distributions
to Shareholders	(375,498)	(333,130)	(164,866)	(322,290)	(61,575)	(116,640)	(651,479)	(418,699)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	8,052,829	2,875,577	5,767,466	8,465,685	3,226,262	4,030,285	7,675,819	6,094,497
Class A	6,210,381	2,324,600	3,926,569	7,150	23,485	778	261,953	34,716
Class C	349,068	351,593	950,801	1,024,887	306,837	541,942	1,080,476	909,149
Reinvestment of dividends and distributions
Class N	311,417	330,718	164,499	321,730	61,094	109,519	584,766	418,446
Class A	31,593	1,576	163	560	175	1,308	1,008	253
Class C	23,373	-	-	-	-	5,813	65,032	-
Cost of shares redeemed
Class N	(7,981,199)	(12,741,168)	(8,179,710)	(13,384,050)	(3,275,298)	(5,167,496)	(8,355,124)	(14,443,137)
Class A	(1,485,948)	(634,705)	(359,991)	(45,246)	(7,935)	(56,054)	(30,730)	(28,342)
Class C	(823,760)	(1,385,301)	(863,046)	(1,519,625)	(307,106)	(920,171)	(787,754)	(1,698,397)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	4,687,754	(8,877,110)	1,406,751	(5,128,909)	27,514	(1,454,076)	495,446	(8,712,815)

Total Increase (Decrease) in Net Assets	8,192,709	(2,104,925)	6,726,468	(2,962,239)	2,538,777	(641,301)	6,223,825	1,296,916

Net Assets:
Beginning of year	26,525,798	28,630,723	34,322,263	37,284,502	6,504,442	7,145,743	37,680,408	36,383,492
End of year*	$34,718,507	$26,525,798	$41,048,731	$34,322,263	$ 9,043,219	$ 6,504,442	$43,904,233	$37,680,408
* Includes undistributed net investment
income at end of year	$ 616,943	$ 158,994	$ 149,423	$ 148,598	$ 83,456	$ 61,536	$ 335,355	$ 429,427

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Small Cap		Large Cap		Small Cap		Emerging Markets
	Value Fund		Growth Fund		Growth Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Oct. 31, 2009

Operations:
Net investment income (loss)	$ 27,867	$ 175,422	$ 15,238	$ 33,392	$ (372,086)	$ (372,246)	$ (145,057)	$ (124,245)
Net realized gain (loss) from investments and
foreign currency	1,123,852	(7,311,756)	4,628,482	(11,701,818)	4,419,049	(4,241,404)	2,049,200	(5,092,234)
Capital gain distributions from
other investment companies	-	33,059	-		-		-
Net change in unrealized appreciation
(depreciation) on investments and foreign currency	2,443,271	7,590,046	(167,425)	9,888,036	(89,542)	7,192,760	939,007	12,736,244
Net Increase (Decrease) in Net Assets
Resulting From Operations	3,594,990	486,771	4,476,295	(1,780,390)	3,957,421	2,579,110	2,843,150	7,519,765

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	-	-	-	-	-	-	(135,426)
Class A	-	-	-	-	-	-	-	(1,185)
Class C	-	-	-	-	-	-	-	(21,572)
Net Investment Income:
Class N	(137,841)	(229,196)	(33,521)	-	-	-	(223,700)	-
Class A	(154)	(322)	-	-	-	-	(24,650)	-
Class C	(2,609)	-	-	-	-	-	(28,790)	-
Total Dividends and Distributions
to Shareholders	(140,604)	(229,518)	(33,521)	-	-	-	(277,140)	(158,183)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	2,343,477	2,100,807	6,841,566	6,365,258	1,641,867	2,920,865	4,981,897	2,668,715
Class A	121,132	9,000	139,451	36,000	636,551	139,564	3,231,954	486,813
Class C	321,612	370,387	605,470	1,119,125	370,798	529,506	548,715	472,729
Reinvestment of dividends and distributions
Class N	137,626	229,196	33,473	-	-	-	223,450	135,401
Class A	154	322	-	-	-	-	24,468	1,118
Class C	2,609	-	-	-	-	-	28,790	21,569
Cost of shares redeemed
Class N	(4,370,593)	(6,851,481)	(12,177,910)	(16,375,097)	(4,771,781)	(9,494,468)	(4,647,510)	(7,419,934)
Class A	-	(19,584)	(9,527)	(15,126)	(15,920)	(41,878)	(1,328,278)	(27,050)
Class C	(456,816)	(725,222)	(1,419,253)	(1,755,795)	(783,440)	(1,089,648)	(431,244)	(894,190)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(1,900,799)	(4,886,575)	(5,986,730)	(10,625,635)	(2,921,925)	(7,036,059)	2,632,242	(4,554,829)

Total Increase (Decrease) in Net Assets	1,553,587	(4,629,322)	(1,543,956)	(12,406,025)	1,035,496	(4,456,949)	5,198,252	2,806,753

Net Assets:
Beginning of period	15,319,276	19,948,598	38,358,406	50,764,431	17,407,953	21,864,902	13,803,527	10,996,774
End of period*	$16,872,863	$15,319,276	$36,814,450	$38,358,406	$18,443,449	$17,407,953	$19,001,779	$13,803,527
* Includes undistributed net investment
income (loss) at end of year	$ -	$ 108,369	$ 15,109	$ 33,392	$ -	$ -	$ (181,524)	$ (182,297)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 14.32	$ 12.73	$ 13.65	$ 13.58	$ 13.62
Income (loss) from investment operations:
Net investment income**	0.54	0.52	0.53	0.59	0.52
Net realized and unrealized gain (loss)	0.76	1.60	(0.90)	0.06	0.10
Total income (loss) from investment operations	1.30	2.12	(0.37)	0.65	0.62
Less distributions:
Distributions from net investment income	(0.56)	(0.53)	(0.53)	(0.58)	(0.58)
Distributions from net realized gains	(0.07)	0.00	(0.02)	0.00	(0.08)
Total distributions	(0.63)	(0.53)	(0.55)	(0.58)	(0.66)
Net asset value, end of year	$ 14.99	$ 14.32	$ 12.73	$ 13.65	$ 13.58

Total return +	9.32%	16.92%	(3.21)%	4.87%	4.67%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 78,181	$ 65,445	$ 71,815	$ 81,719	$ 38,872
Ratios of expenses to average net assets:
Before fee waivers	1.37%	1.21%	1.07%	1.06%	1.43%
After fee waivers	1.37%	1.18%	1.07%	1.03%	1.40%
Ratios of net investment income to
average net assets:
Before fee waivers	3.66%	3.77%	3.91%	4.32%	3.84%
After fee waivers	3.66%	3.80%	3.91%	4.35%	3.87%
Portfolio turnover rate	174%	266%	253%	291%	300%

	Class A				Class C
				Period
	Year Ended			Ended	Year Ended
	October 31,			October 31,	October 31,
	2010	2009	2008	2007*	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.36	$ 12.77	$ 13.69	$ 13.60	$ 14.24	$ 12.66	$ 13.57	$ 13.51	$ 13.61
Income (loss) from investment operations:
Net investment income**	0.50	0.48	0.50	0.46	0.42	0.41	0.43	0.49	0.42
Net realized and unrealized gain (loss)	0.76	1.61	(0.90)	(0.14)	0.76	1.59	(0.89)	0.05	0.09
Total income (loss) from investment operations	1.26	2.09	(0.40)	0.32	1.18	2.00	(0.46)	0.54	0.51
Less distributions:
Distributions from net investment income	(0.57)	(0.50)	(0.50)	(0.23)	(0.45)	(0.42)	(0.43)	(0.48)	(0.53)
Distributions from net realized gains	(0.07)	0.00	(0.02)	0.00	(0.07)	0.00	(0.02)	0.00	(0.08)
Total distributions	(0.64)	(0.50)	(0.52)	(0.23)	(0.52)	(0.42)	(0.45)	(0.48)	(0.61)
Net asset value, end of period	$ 14.98	$ 14.36	$ 12.77	$ 13.69	$ 14.90	$ 14.24	$ 12.66	$ 13.57	$ 13.51

Total return +	8.98%	16.61%	(3.45)%	2.40%	8.48%	16.05%	(3.82)%	4.07%	3.85%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 518	$ 212	$ 188	$ 221	$ 12,466	$ 13,119	$ 12,890	$ 13,801	$ 8,288
Ratios of expenses to average net assets:
Before fee waivers^	1.62%	1.46%	1.32%	1.31%	2.12%	1.96%	1.82%	1.81%	2.18%
After fee waivers^	1.62%	1.43%	1.32%	1.28%	2.12%	1.93%	1.82%	1.78%	2.15%
Ratios of net investment income to
average net assets:
Before fee waivers^	3.41%	3.52%	3.66%	4.08%	2.91%	3.02%	3.16%	3.57%	3.09%
After fee waivers^	3.41%	3.55%	3.66%	4.11%	2.91%	3.05%	3.16%	3.60%	3.12%
Portfolio turnover rate	174%	266%	253%	291% (1)	174%	266%	253%	291%	300%

* Class A shares commenced operations on January 3, 2007.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 8.65	$ 7.30	$ 9.79	$ 9.91	$ 9.82
Income (loss) from investment operations:
Net investment income**	0.72	0.62	0.63	0.65	0.58
Net realized and unrealized gain (loss)	0.70	1.34	(2.49)	(0.15)	0.07
Total income (loss) from investment operations	1.42	1.96	(1.86)	0.50	0.65
Less distributions:
Distributions from net investment income	(0.71)	(0.61)	(0.63)	(0.62)	(0.56)
Total distributions	(0.71)	(0.61)	(0.63)	(0.62)	(0.56)
Net asset value, end of year	$ 9.36	$ 8.65	$ 7.30	$ 9.79	$ 9.91

Total return +	17.11%	28.20%	(20.10)%	5.05%	6.77%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 58,597	$ 51,747	$ 43,837	$ 72,503	$ 18,913
Ratios of expenses to average net assets:
Before fee waivers	1.23%	1.58%	1.57%	1.29%	1.84%
After fee waivers	1.23%	1.55%	1.57%	1.29%	1.84%
Ratios of net investment income to
average net assets:
Before fee waivers	7.99%	8.00%	6.81%	6.53%	5.91%
After fee waivers	7.99%	8.03%	6.81%	6.53%	5.91%
Portfolio turnover rate	60%	103%	75%	64%	55%

	Class A				Class C
				Period
	Year Ended			Ended	Year Ended
	October 31,			October 31,	October 31,
	2010	2009	2008	2007*	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.71	$ 7.34	$ 9.81	$ 10.06	$ 8.61	$ 7.27	$ 9.75	$ 9.90	$ 9.82
Income (loss) from investment operations:
Net investment income**	0.70	0.63	0.60	0.53	0.65	0.55	0.55	0.58	0.51
Net realized and unrealized gain (loss)	0.71	1.33	(2.50)	(0.45)	0.69	1.35	(2.47)	(0.16)	0.06
Total income (loss) from investment operations	1.41	1.96	(1.90)	0.08	1.34	1.90	(1.92)	0.42	0.57
Less distributions:
Distributions from net investment income	(0.70)	(0.59)	(0.57)	(0.33)	(0.64)	(0.56)	(0.56)	(0.57)	(0.49)
Total distributions	(0.70)	(0.59)	(0.57)	(0.33)	(0.64)	(0.56)	(0.56)	(0.57)	(0.49)
Net asset value, end of period	$ 9.42	$ 8.71	$ 7.34	$ 9.81	$ 9.31	$ 8.61	$ 7.27	$ 9.75	$ 9.90

Total return +	16.85%	27.91%	(20.43)%	0.83%	16.16%	27.37%	(20.73)%	4.25%	5.92%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 5,366	$ 4,909	$ 1,590	$ 178	$ 9,214	$ 7,678	$ 8,203	$ 11,609	$ 7,942
Ratios of expenses to average net assets:
Before fee waivers^	1.48%	1.83%	1.82%	1.55%	1.98%	2.33%	2.32%	2.04%	2.59%
After fee waivers^	1.48%	1.80%	1.82%	1.55%	1.98%	2.30%	2.32%	2.04%	2.59%
Ratios of net investment income to
average net assets:
Before fee waivers^	7.74%	7.75%	6.56%	6.28%	7.24%	7.25%	6.06%	5.78%	5.16%
After fee waivers^	7.74%	7.78%	6.56%	6.28%	7.24%	7.28%	6.06%	5.78%	5.16%
Portfolio turnover rate	60%	103%	75%	64% (1)	60%	103%	75%	64%	55%

* Class A shares commenced operations on January 3, 2007.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N			Class A
						Ten Months			Ten Months
	Year Ended		Period Ended	Year Ended		Ended	Year Ended	Year Ended	Ended
	October 31,		October 31,	October 31,		October 31,	December 31,	December 31,	December 31,
	2010	2009	2008*	2010	2009	2008 ~	2007	2006	2005**
	(As Restated.			(As Restated.
	See Note 11.)			See Note 11.)
Net asset value, beginning of period	$ 34.09	$ 34.78	$ 37.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01	$ 51.84	$ 55.67
Income (loss) from investment operations:
Net investment income (loss)***	0.22	(0.03)	(0.05)	0.14	(0.11)	(0.56)	(0.18)	(0.27)	(0.11)
Net realized and unrealized gain (loss)	3.35	1.39	(2.35)	3.33	1.37	(9.08)	1.08	5.07	(0.07)
Payment from affiliate	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.07++	0.00
Total income (loss) from investment operations	3.57	1.36	(2.40)	3.47	1.26	(9.64)	0.90	4.87	(0.18)
Less distributions:
Distributions from net realized gains	(1.14)	(1.15)	(0.14)	(1.14)	(1.15)	(0.14)	(5.13)	0.00	(2.86)
Tax return of capital	0.00	(0.90)	0.00	0.00	(0.90)	(2.22)	0.00	(5.70)	(0.79)
Total distributions	(1.14)	(2.05)	(0.14)	(1.14)	(2.05)	(2.36)	(5.13)	(5.70)	(3.65)
Net asset value, end of period	$ 36.52	$ 34.09	$ 34.78	$ 36.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01	$ 51.84

Total return +	10.64%	4.29%	(6.44)%	10.38%	3.99%	(21.27)%	1.72%	9.92%	(0.28)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 38,328	$ 16,612	$ 291	$ 23,453	$ 24,080	$ 34,552	$ 18,223	$ 24,795	$ 33,381
Ratios of expenses to average net assets:
Before fee waivers^	2.45%	2.38%	3.40%	2.70%	2.63%	3.65%	2.36%	2.34%	2.25%
After fee waivers^	2.45%	2.35%	3.40%	2.70%	2.60%	3.65%	2.25%	2.21%	2.25%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.62%	(0.11)%	(1.44)%	0.37%	(0.36)%	(1.69)%	(0.44)%	(0.59)%	(0.21)%
After fee waivers^	0.62%	(0.08)%	(1.44)%	0.37%	(0.33)%	(1.69)%	(0.33)%	(0.46)%	(0.21)%
Portfolio turnover rate	370%	480%	160% (1)	370%	480%	160% (1)	213%	196%	105% (1)

	Class C
			Ten Months			Ten Months
	Year Ended		Ended	Year Ended	Year Ended	Ended
	October 31,		October 31,	December 31,	December 31,	December 31,
	2010	2009	2008 ~	2007	2006	2005**
	(As Restated.
	See Note 11.)
Net asset value, beginning of period	$ 30.83	$ 32.00	$ 43.50	$ 48.12	$ 49.55	$ 53.70
Income (loss) from investment operations:
Net investment loss***	(0.12)	(0.33)	(0.75)	(0.55)	(0.64)	(0.46)
Net realized and unrealized gain (loss)	3.02	1.21	(8.39)	1.06	4.84	(0.04)
Payment from affiliate	0.00	0.00	0.00	0.00	0.07++	0.00
Total income (loss) from investment operations	2.90	0.88	(9.14)	0.51	4.27	(0.50)
Less distributions:
Distributions from net realized gains	(1.14)	(1.15)	(0.14)	(5.13)	0.00	(2.86)
Tax return of capital	0.00	(0.90)	(2.22)	0.00	(5.70)	(0.79)
Total distributions	(1.14)	(2.05)	(2.36)	(5.13)	(5.70)	(3.65)
Net asset value, end of period	$ 32.59	$ 30.83	$ 32.00	$ 43.50	$ 48.12	$ 49.55

Total return +	9.59%	3.12%	(21.74)%	0.98%	9.13%	(0.91)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 21,181	$ 19,553	$ 28,310	$ 15,161	$ 18,601	$ 23,250
Ratios of expenses to average net assets:
Before fee waivers^	3.45%	3.38%	4.40%	3.11%	3.09%	3.00%
After fee waivers^	3.45%	3.35%	4.40%	3.00%	2.96%	3.00%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.38)%	(1.11)%	(2.44)%	(1.20)%	(1.34)%	(0.97)%
After fee waivers^	(0.38)%	(1.08)%	(2.44)%	(1.09)%	(1.20)%	(0.97)%
Portfolio turnover rate	370%	480%	160% (1)	213%	196%	105% (1)
*Class N shares commenced operations on September 29, 2008.
**The Fund's fiscal year end changed from February 28 to December 31, effective December 31, 2005.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not Annualized
++ Amount was calculated based on the average shares outstanding during the year.
~ The Fund's fiscal year end changed from December 31 to October 31 effective September 29, 2008.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Loss Averse Growth Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N	Class A	Class C

	Period Ended	Period Ended	Period Ended
	October 31,	October 31,	October 31,
	2010	2010	2010

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations:
Net investment loss**	(0.13)	(0.14)	(0.17)
Net realized and unrealized gain	0.30	0.30	0.30
Total income (loss) from investment operations	0.17	0.16	0.13
Net asset value, end of period	$ 10.17	$ 10.16	$ 10.13

Total return +	1.70%	1.60%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,303	$ 6,224	$ 160
Ratios of expenses to average net assets:
Before fee waivers^	2.75%	3.00%	3.75%
After fee waivers^	2.75%	3.00%	3.75%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(2.39)%	(2.64)%	(3.39)%
After fee waivers^	(2.39)%	(2.64)%	(3.39)%
Portfolio turnover rate (1)	402%	402%	402%

* The fund commenced operations on April 30, 2010.
**The net investment loss per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year.
Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 7.53	$ 5.77	$ 10.13	$ 9.11	$ 9.03
Income (loss) from investment operations:
Net investment income (loss)**	0.16	0.14	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	0.90	1.70	(3.46)	1.87	1.05
Total income (loss) from investment operations	1.06	1.84	(3.43)	1.90	1.04
Less distributions:
Distributions from net investment income	(0.12)	(0.08)	(0.30)	(0.23)	(0.08)
Distributions from net realized gains	0.00	0.00	(0.36)	(0.65)	(0.88)
Distributions from paid in capital	0.00	0.00	(0.27)	0.00	0.00
Total distributions	(0.12)	(0.08)	(0.93)	(0.88)	(0.96)
Net asset value, end of year	$ 8.47	$ 7.53	$ 5.77	$ 10.13	$ 9.11

Total return +	14.22%	32.37%	(37.06)%	22.85%	12.08%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 23,718	$ 20,515	$ 24,521	$ 34,074	$ 20,987
Ratios of expenses to average net assets:
Before fee waivers	1.52%	1.86%	1.90%	1.87%	2.10%
After fee waivers	1.52%	1.83%	1.90%	1.87%	2.10%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	1.99%	2.15%	0.41%	0.31%	(0.16)%
After fee waivers	1.99%	2.18%	0.41%	0.31%	(0.16)%
Portfolio turnover rate	71%	69%	104%	109%	78%

	Class A				Class C
				Period
	Year Ended			Ended	Year Ended
	October 31,			October 31,	October 31,
	2010	2009	2008	2007*	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.52	$ 5.74	$ 10.11	$ 8.41	$ 7.40	$ 5.64	$ 9.95	$ 8.90	$ 8.95
Income (loss) from investment operations:
Net investment income (loss)**	0.14	0.13	0.01	0.00	0.08	0.07	(0.05)	(0.06)	(0.11)
Net realized and unrealized gain (loss)	0.90	1.70	(3.45)	1.70	0.89	1.69	(3.41)	1.85	1.06
Total income (loss) from investment operations	1.04	1.83	(3.44)	1.70	0.97	1.76	(3.46)	1.79	0.95
Less distributions:
Distributions from net investment income	(0.11)	(0.05)	(0.27)	0.00	(0.05)	0.00	(0.02)	(0.09)	(0.12)
Distributions from net realized gains	0.00	0.00	(0.36)	0.00	0.00	0.00	(0.36)	(0.65)	(0.88)
Distributions from paid in capital	0.00	0.00	(0.30)	0.00	0.00	0.00	(0.47)	0.00	0.00
Total distributions	(0.11)	(0.05)	(0.93)	0.00	(0.05)	0.00	(0.85)	(0.74)	(1.00)
Net asset value, end of period	$ 8.45	$ 7.52	$ 5.74	$ 10.11	$ 8.32	$ 7.40	$ 5.64	$ 9.95	$ 8.90

Total return +	13.96%	32.09%	(37.32)%	20.21%	13.14%	31.21%	(37.80)%	21.69%	11.09%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 7,530	$ 2,498	$ 468	$ 732	$ 3,471	$ 3,513	$ 3,642	$ 6,442	$ 3,401
Ratios of expenses to average net assets:
Before fee waivers^	1.77%	2.11%	2.15%	2.12%	2.52%	2.86%	2.90%	2.87%	3.10%
After fee waivers^	1.77%	2.08%	2.15%	2.12%	2.52%	2.83%	2.90%	2.87%	3.10%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	1.74%	1.90%	0.16%	0.06%	0.99%	1.15%	(0.59)%	(0.69)%	(1.16)%
After fee waivers^	1.74%	1.93%	0.16%	0.06%	0.99%	1.18%	(0.59)%	(0.69)%	(1.16)%
Portfolio turnover rate	71%	69%	104%	109% (1)	71%	69%	104%	109%	78%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 8.70	$ 8.09	$ 13.30	$ 12.45	$ 11.95
Income (loss) from investment operations:
Net investment income **	0.06	0.07	0.10	0.16	0.09
Net realized and unrealized gain (loss)	1.25	0.62	(4.90)	1.47	1.34
Total income (loss) from investment operations	1.31	0.69	(4.80)	1.63	1.43
Less distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.14)	(0.08)	(0.04)
Distributions from net realized gains	0.00	0.00	(0.27)	(0.70)	(0.89)
Total distributions	(0.05)	(0.08)	(0.41)	(0.78)	(0.93)
Net asset value, end of year	$ 9.96	$ 8.70	$ 8.09	$ 13.30	$ 12.45

Total return +	15.11%	8.72%	(37.14)%	13.67%	12.54%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 31,436	$ 29,315	$ 32,126	$ 48,049	$ 32,609
Ratios of expenses to average net assets:
Before fee waivers	1.40%	1.72%	1.85%	1.32%	1.55%
After fee waivers	1.40%	1.69%	1.85%	1.32%	1.50%
Ratios of net investment income to
average net assets:
Before fee waivers	0.61%	0.90%	0.71%	1.28%	0.73%
After fee waivers	0.61%	0.93%	0.71%	1.28%	0.78%
Portfolio turnover rate	23%	47%	21%	23%	22%

	Class A				Class C
				Period
	Year Ended			Ended	Year Ended
	October 31,			October 31,	October 31,
	2010	2009	2008	2007*	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.69	$ 8.06	$ 13.28	$ 12.18	$ 8.53	$ 7.93	$ 13.04	$ 12.26	$ 11.85
Income (loss) from investment operations:
Net investment income (loss)**	0.01	0.05	0.07	0.11	(0.04)	(0.01)	(0.01)	0.04	(0.02)
Net realized and unrealized gain (loss)	1.28	0.63	(4.89)	0.99	1.24	0.61	(4.81)	1.44	1.32
Total income (loss) from investment operations	1.29	0.68	(4.82)	1.10	1.20	0.60	(4.82)	1.48	1.30
Less distributions:
Distributions from net investment income	(0.03)	(0.05)	(0.13)	0.00	0.00	0.00	(0.02)	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.27)	0.00	0.00	0.00	(0.27)	(0.70)	(0.89)
Total distributions	(0.03)	(0.05)	(0.40)	0.00	0.00	0.00	(0.29)	(0.70)	(0.89)
Net asset value, end of period	$ 9.95	$ 8.69	$ 8.06	$ 13.28	$ 9.73	$ 8.53	$ 7.93	$ 13.04	$ 12.26

Total return +	14.82%	8.55%	(37.34)%	9.03%	14.07%	7.57%	(37.74)%	12.52%	11.48%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,844	$ 55	$ 90	$ 187	$ 5,769	$ 4,953	$ 5,069	$ 8,785	$ 6,105
Ratios of expenses to average net assets:
Before fee waivers^	1.65%	1.97%	2.10%	1.57%	2.40%	2.72%	2.85%	2.32%	2.55%
After fee waivers^	1.65%	1.94%	2.10%	1.57%	2.40%	2.69%	2.85%	2.32%	2.50%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.36%	0.65%	0.46%	1.03%	(0.39)%	(0.10)%	(0.29)%	0.28%	(0.27)%
After fee waivers^	0.36%	0.68%	0.46%	1.03%	(0.39)%	(0.07)%	(0.29)%	0.28%	(0.22)%
Portfolio turnover rate	23%	47%	21%	23% (1)	23%	47%	21%	23%	22%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 9.27	$ 9.14	$ 16.77	$ 21.73	$ 20.02
Income (loss) from investment operations:
Net investment income (loss)**	0.14	0.08	0.21	0.17	(0.05)
Net realized and unrealized gain (loss)	3.54	0.23	(6.68)	(0.88)	5.81
Total income (loss) from investment operations	3.68	0.31	(6.47)	(0.71)	5.76
Less distributions:
Distributions from net investment income	(0.11)	(0.18)	(0.19)	(0.01)	(0.13)
Distributions from net realized gains	0.00	0.00	(0.97)	(4.24)	(3.92)
Total distributions	(0.11)	(0.18)	(1.16)	(4.25)	(4.05)
Net asset value, end of year	$ 12.84	$ 9.27	$ 9.14	$ 16.77	$ 21.73

Total return +	39.91%	3.89%	(40.64)%	(4.20)%	34.45%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 7,686	$ 5,542	$ 5,786	$ 10,683	$ 9,619
Ratios of expenses to average net assets:
Before fee waivers	2.26%	3.05%	1.85%	1.73%	2.21%
After fee waivers	2.26%	3.02%	1.81%	1.53%	2.15%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	1.22%	1.05%	1.61%	0.75%	(0.30)%
After fee waivers	1.22%	1.08%	1.65%	0.95%	(0.24)%
Portfolio turnover rate	157%	221%	99%	90%	131%

	Class A				Class C
				Period
	Year Ended			Ended	Year Ended
	October 31,			October 31,	October 31,
	2010	2009	2008	2007*	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.27	$ 9.13	$ 16.75	$ 17.65	$ 9.01	$ 8.82	$ 16.20	$ 21.31	$ 19.85
Income (loss) from investment operations:
Net investment income (loss)**	0.10	0.06	0.20	0.10	0.02	0.01	0.10	(0.01)	(0.23)
Net realized and unrealized gain (loss)	3.56	0.22	(6.69)	(1.00)	3.46	0.22	(6.47)	(0.85)	5.73
Total income (loss) from investment operations	3.66	0.28	(6.49)	(0.90)	3.48	0.23	(6.37)	(0.86)	5.50
Less distributions:
Distributions from net investment income	(0.08)	(0.14)	(0.16)	0.00	0.00	(0.04)	(0.04)	(0.01)	(0.12)
Distributions from net realized gains	0.00	0.00	(0.97)	0.00	0.00	0.00	(0.97)	(4.24)	(3.92)
Total distributions	(0.08)	(0.14)	(1.13)	0.00	0.00	(0.04)	(1.01)	(4.25)	(4.04)
Net asset value, end of period	$ 12.85	$ 9.27	$ 9.13	$ 16.75	$ 12.49	$ 9.01	$ 8.82	$ 16.20	$ 21.31

Total return +	39.66%	3.64%	(40.86)%	(5.09)%	38.62%	2.76%	(41.23)%	(5.15)%	33.15%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 47	$ 20	$ 83	$ 186	$ 1,310	$ 943	$ 1,276	$ 2,855	$ 2,069
Ratios of expenses to average net assets:
Before fee waivers^	2.51%	3.30%	2.10%	1.98%	3.26%	4.05%	2.85%	2.73%	3.21%
After fee waivers^	2.51%	3.27%	2.06%	1.78%	3.26%	4.02%	2.81%	2.53%	3.15%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.97%	0.80%	1.36%	0.50%	0.22%	0.05%	0.61%	(0.25)%	(1.30)%
After fee waivers^	0.97%	0.83%	1.40%	0.70%	0.22%	0.08%	0.65%	(0.05)%	(1.24)%
Portfolio turnover rate	157%	221%	99%	90% (1)	157%	221%	99%	90%	131%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 11.12	$ 8.09	$ 16.40	$ 14.41	$ 13.39
Income (loss) from investment operations:
Net investment income (loss)**	0.08	0.05	0.18	0.01	(0.05)
Net realized and unrealized gain (loss)	1.80	3.09	(7.71)	2.99	2.99
Total income (loss) from investment operations	1.88	3.14	(7.53)	3.00	2.94
Less distributions:
Distributions from net investment income	(0.21)	(0.11)	(0.10)	(0.01)	0.00
Distributions from net realized gains	0.00	0.00	(0.68)	(1.00)	(1.92)
Total distributions	(0.21)	(0.11)	(0.78)	(1.01)	(1.92)
Net asset value, end of year	$ 12.79	$ 11.12	$ 8.09	$ 16.40	$ 14.41

Total return +	17.15%	39.44%	(47.93)%	21.70%	24.21%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 36,546	$ 31,858	$ 31,369	$ 50,847	$ 26,436
Ratios of expenses to average net assets:
Before fee waivers	2.53%	2.63%	1.80%	1.91%	2.19%
After fee waivers	2.53%	2.60%	1.80%	1.91%	2.19%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.67%	0.55%	1.45%	0.07%	(0.35)%
After fee waivers	0.67%	0.58%	1.45%	0.07%	(0.35)%
Portfolio turnover rate	118%	173%	149%	55%	62%

	Class A				Class C
				Period
	Year Ended			Ended	Year Ended
	October 31,			October 31,	October 31,
	2010	2009	2008	2007*	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.13	$ 8.05	$ 16.36	$ 14.62	$ 10.78	$ 7.81	$ 15.90	$ 14.13	$ 13.28
Income (loss) from investment operations:
Net investment income (loss)**	0.04	0.03	0.13	(0.02)	(0.04)	(0.04)	0.05	(0.14)	(0.18)
Net realized and unrealized gain (loss)	1.82	3.10	(7.67)	1.76	1.75	3.01	(7.46)	2.92	2.95
Total income (loss) from investment operations	1.86	3.13	(7.54)	1.74	1.71	2.97	(7.41)	2.78	2.77
Less distributions:
Distributions from net investment income	(0.20)	(0.05)	(0.09)	0.00	(0.12)	0.00	0.00	(0.01)	0.00
Distributions from net realized gains	0.00	0.00	(0.68)	0.00	0.00	0.00	(0.68)	(1.00)	(1.92)
Total distributions	(0.20)	(0.05)	(0.77)	0.00	(0.12)	0.00	(0.68)	(1.01)	(1.92)
Net asset value, end of period	$ 12.79	$ 11.13	$ 8.05	$ 16.36	$ 12.37	$ 10.78	$ 7.81	$ 15.90	$ 14.13

Total return +	16.85%	39.17%	(48.04)%	11.90%	16.00%	38.03%	(48.43)%	20.51%	22.99%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 322	$ 57	$ 39	$ 182	$ 7,036	$ 5,766	$ 4,975	$ 10,092	$ 5,721
Ratios of expenses to average net assets:
Before fee waivers^	2.78%	2.88%	2.05%	2.16%	3.53%	3.63%	2.80%	2.91%	3.19%
After fee waivers^	2.78%	2.85%	2.05%	2.16%	3.53%	3.60%	2.80%	2.91%	3.19%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.42%	0.30%	1.20%	(0.18)%	(0.33)%	(0.45)%	0.45%	(0.93)%	(1.35)%
After fee waivers^	0.42%	0.33%	1.20%	(0.18)%	(0.33)%	(0.42)%	0.45%	(0.93)%	(1.35)%
Portfolio turnover rate	118%	173%	149%	55% (1)	118%	173%	149%	55%	62%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of year	$ 7.94		$ 7.64	$ 12.27	$ 13.18	$ 12.00
Income (loss) from investment operations:
Net investment income (loss)**	0.03		0.08	0.08	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.90		0.32	(4.38)	1.34	1.98
Total income (loss) from investment operations	1.93		0.40	(4.30)	1.33	1.97
Less distributions:
Distributions from net investment income	(0.09)		(0.10)	0.00	0.00	0.00
Distributions from net realized gains	0.00		0.00	(0.33)	(2.24)	(0.79)
Total distributions	(0.09)		(0.10)	(0.33)	(2.24)	(0.79)
Net asset value, end of year	$ 9.78		$ 7.94	$ 7.64	$ 12.27	$ 13.18

Total return +	24.39%		5.54%	(35.85)%	10.75%	17.22%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 14,378		$ 13,288	$ 17,630	$ 28,678	$ 18,776
Ratios of expenses to average net assets:
Before fee waivers	2.08%		1.48%	1.89%	2.49%	2.05%
After fee waivers	2.08%		1.45%	1.89%	2.34%	1.84%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.37%		1.19%	0.84%	(0.20)%	(0.30)%
After fee waivers	0.37%		1.22%	0.84%	(0.05)%	(0.08)%
Portfolio turnover rate	41%		40%	52%	44%	127%

	Class A					Class C
					Period
	Year Ended				Ended	Year Ended
	October 31,				October 31,	October 31,
	2010		2009	2008	2007*	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.92		$ 7.61	$ 12.25	$ 11.71	$ 7.65	$ 7.32	$ 11.88	$ 12.94	$ 11.90
Income (loss) from investment operations:
Net investment income (loss)**	0.00	(a)	0.07	0.05	(0.03)	(0.06)	0.01	(0.03)	(0.13)	(0.14)
Net realized and unrealized gain (loss)	1.89		0.32	(4.36)	0.57	1.82	0.32	(4.20)	1.31	1.97
Total income (loss) from investment operations	1.89		0.39	(4.31)	0.54	1.76	0.33	(4.23)	1.18	1.83
Less distributions:
Distributions from net investment income	(0.06)		(0.08)	0.00	0.00	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00		0.00	(0.33)	0.00	0.00	0.00	(0.33)	(2.24)	(0.79)
Total distributions	(0.06)		(0.08)	(0.33)	0.00	(0.01)	0.00	(0.33)	(2.24)	(0.79)
Net asset value, end of period	$ 9.75		$ 7.92	$ 7.61	$ 12.25	$ 9.40	$ 7.65	$ 7.32	$ 11.88	$ 12.94

Total return +	24.01%		5.35%	(35.99)%	4.61%	23.02%	4.51%	(36.45)%	9.64%	16.13%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 154		$ 19	$ 30	$ 68	$ 2,341	$ 2,012	$ 2,289	$ 5,059	$ 3,715
Ratios of expenses to average net assets:
Before fee waivers^	2.33%		1.73%	2.14%	2.74%	3.08%	2.48%	2.89%	3.49%	3.05%
After fee waivers^	2.33%		1.70%	2.14%	2.59%	3.08%	2.45%	2.89%	3.34%	2.84%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.12%		0.94%	0.59%	(0.45)%	(0.63)%	0.19%	(0.16)%	(1.20)%	(1.30)%
After fee waivers^	0.12%		0.97%	0.59%	(0.29)%	(0.63)%	0.22%	(0.16)%	(1.05)%	(1.08)%
Portfolio turnover rate	41%		40%	52%	44% (1)	41%	40%	52%	44%	127%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010		2009	2008		2007	2006

Net asset value, beginning of year	$ 3.12		$ 3.16	$ 5.54		$ 4.68	$ 4.97
Income (loss) from investment operations:
Net investment income (loss)**	0.01		0.01	(0.03)		0.01	(0.01)
Net realized and unrealized gain (loss)	0.37		(0.05)	(2.10)		0.98	0.20
Total income (loss) from investment operations	0.38		(0.04)	(2.13)		0.99	0.19
Less distributions:
Distributions from net investment income	0.00	(a)	0.00	0.00	(a)	0.00	0.00
Distributions from net realized gains	0.00		0.00	(0.25)		(0.13)	(0.48)
Total distributions	0.00		0.00	(0.25)		(0.13)	(0.48)
Net asset value, end of year	$ 3.50		$ 3.12	$ 3.16		$ 5.54	$ 4.68

Total return +	12.29%		(1.27)%	(40.18)%		21.56%	3.90%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 31,774		$ 33,199	$ 44,811		$ 66,087	$ 36,325
Ratios of expenses to average net assets:
Before fee waivers	1.26%		1.04%	1.77%		1.39%	1.65%
After fee waivers	1.26%		1.01%	1.77%		1.24%	1.36%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.18%		0.18%	(0.60)%		0.01%	(0.56)%
After fee waivers	0.18%		0.21%	(0.60)%		0.16%	(0.27)%
Portfolio turnover rate	291%		258%	328%		232%	248%

	Class A						Class C
						Period
	Year Ended					Ended	Year Ended
			October 31,			October 31,	October 31,
	2010		2009	2008		2007*	2010	2009	2008		2007	2006

Net asset value, beginning of period	$ 3.09		$ 3.14	$ 5.54		$ 4.63	$ 2.96	$ 3.04	$ 5.38		$ 4.59	$ 4.93
Income (loss) from investment operations:
Net investment income (loss)**	0.00		0.00	(0.04)		0.00	(0.03)	(0.02)	(0.07)		(0.04)	(0.06)
Net realized and unrealized gain (loss)	0.38		(0.05)	(2.11)		0.91	0.37	(0.06)	(2.02)		0.96	0.20
Total income (loss) from investment operations	0.38		(0.05)	(2.15)		0.91	0.34	(0.08)	(2.09)		0.92	0.14
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	(a)	0.00	0.00	0.00	0.00	(a)	0.00	0.00
Distributions from net realized gains	0.00		0.00	(0.25)		0.00	0.00	0.00	(0.25)		(0.13)	(0.48)
Total distributions	0.00		0.00	(0.25)		0.00	0.00	0.00	(0.25)		(0.13)	(0.48)
Net asset value, end of period	$ 3.47		$ 3.09	$ 3.14		$ 5.54	$ 3.30	$ 2.96	$ 3.04		$ 5.38	$ 4.59

Total return +	12.30%		(1.59)%	(40.55)%		19.65%	11.49%	(2.63)%	(40.65)%		20.44%	2.83%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 195		$ 53	$ 31		$ 293	$ 4,845	$ 5,106	$ 5,923		$ 11,394	$ 6,137
Ratios of expenses to average net assets:
Before fee waivers^	1.51%		1.29%	2.02%		1.64%	2.26%	2.04%	2.77%		2.39%	2.65%
After fee waivers^	1.51%		1.26%	2.02%		1.49%	2.26%	2.01%	2.77%		2.24%	2.36%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.07)%		(0.07)%	(0.85)%		(0.24)%	(0.82)%	(0.82)%	(1.60)%		(0.99)%	(1.56)%
After fee waivers^	(0.07)%		(0.04)%	(0.85)%		(0.09)%	(0.82)%	(0.79)%	(1.60)%		(0.84)%	(1.27)%
Portfolio turnover rate	291%		258%	328%		232% (1)	291%	258%	328%		232%	248%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 11.02	$ 9.34	$ 16.50	$ 13.62	$ 15.60
Income (loss) from investment operations:
Net investment loss**	(0.24)	(0.17)	(0.20)	(0.13)	(0.20)
Net realized and unrealized gain (loss)	2.89	1.85	(5.48)	3.44	1.45
Total income (loss) from investment operations	2.65	1.68	(5.68)	3.31	1.25
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(1.48)	(0.43)	(3.23)
Total distributions	0.00	0.00	(1.48)	(0.43)	(3.23)
Net asset value, end of year	$ 13.67	$ 11.02	$ 9.34	$ 16.50	$ 13.62

Total return +	24.05%	17.99%	(37.74)%	24.92%	8.42%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 14,301	$ 14,217	$ 18,649	$ 31,562	$ 20,381
Ratios of expenses to average net assets:
Before fee waivers	2.22%	2.35%	2.03%	1.43%	1.82%
After fee waivers	2.22%	2.32%	2.03%	1.43%	1.82%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.88)%	(1.82)%	(1.51)%	(0.86)%	(1.39)%
After fee waivers	(1.88)%	(1.79)%	(1.51)%	(0.86)%	(1.39)%
Portfolio turnover rate	194%	214%	250%	214%	237%

	Class A				Class C
				Period
	Year Ended			Ended	Year Ended
	October 31,			October 31,	October 31,
	2010	2009	2008	2007*	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.96	$ 9.31	$ 16.49	$ 13.70	$ 10.44	$ 8.94	$ 16.00	$ 13.34	$ 15.47
Income (loss) from investment operations:
Net investment loss**	(0.25)	(0.20)	(0.26)	(0.14)	(0.34)	(0.25)	(0.32)	(0.27)	(0.34)
Net realized and unrealized gain (loss)	2.85	1.85	(5.44)	2.93	2.72	1.75	(5.26)	3.36	1.44
Total income (loss) from investment operations	2.60	1.65	(5.70)	2.79	2.38	1.50	(5.58)	3.09	1.10
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	(1.48)	0.00	0.00	0.00	(1.48)	(0.43)	(3.23)
Total distributions	0.00	0.00	(1.48)	0.00	0.00	0.00	(1.48)	(0.43)	(3.23)
Net asset value, end of period	$ 13.56	$ 10.96	$ 9.31	$ 16.49	$ 12.82	$ 10.44	$ 8.94	$ 16.00	$ 13.34

Total return +	23.72%	17.72%	(37.89)%	20.36%	22.80%	16.78%	(38.34)%	23.77%	7.33%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 852	$ 149	$ 24	$ 207	$ 3,291	$ 3,041	$ 3,192	$ 6,305	$ 3,899
Ratios of expenses to average net assets:
Before fee waivers^	2.47%	2.60%	2.28%	1.68%	3.22%	3.35%	3.03%	2.43%	2.82%
After fee waivers^	2.47%	2.57%	2.28%	1.68%	3.22%	3.32%	3.03%	2.43%	2.82%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(2.13)%	(2.07)%	(1.76)%	(1.11)%	(2.88)%	(2.82)%	(2.51)%	(1.86)%	(2.39)%
After fee waivers^	(2.13)%	(2.04)%	(1.76)%	(1.11)%	(2.88)%	(2.79)%	(2.51)%	(1.86)%	(2.39)%
Portfolio turnover rate	194%	214%	250%	214% (1)	194%	214%	250%	214%	237%

* Class A shares commenced operations on January 3, 2007.
**The net investment loss per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 13.41	$ 7.32	$ 24.83	$ 19.07	$ 17.03
Income (loss) from investment operations:
Net investment income (loss)**	(0.11)	(0.08)	0.03	(0.06)	0.00
Net realized and unrealized gain (loss)	3.01	6.28	(12.90)	9.31	5.17
Total income (loss) from investment operations	2.90	6.20	(12.87)	9.25	5.17
Less distributions:
Distributions from net investment income	(0.28)	0.00	(0.14)	(0.35)	(0.20)
Distributions from net realized gains	0.00	(0.11)	(4.50)	(3.14)	(2.93)
Total distributions	(0.28)	(0.11)	(4.64)	(3.49)	(3.13)
Net asset value, end of year	$ 16.03	$ 13.41	$ 7.32	$ 24.83	$ 19.07

Total return +, #	21.98%	86.15%	(62.85)%	55.66%	34.20%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 13,592	$ 10,999	$ 9,466	$ 23,492	$ 14,320
Ratios of expenses to average net assets:
Before fee waivers	2.24%	2.45%	1.70%	2.58%	2.37%
After fee waivers	2.24%	2.42%	1.63%	2.28%	2.27%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.80)%	(0.91)%	0.14%	(0.57)%	(0.11)%
After fee waivers	(0.80)%	(0.88)%	0.21%	(0.27)%	(0.01)%
Portfolio turnover rate	206%	63%	84%	92%	73%

	Class A				Class C
				Period
	Year Ended			Ended	Year Ended
	October 31,			October 31,	October 31,
	2010	2009	2008	2007*	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.28	$ 7.27	$ 24.79	$ 17.97	$ 13.06	$ 7.20	$ 24.56	$ 18.95	$ 16.90
Income (loss) from investment operations:
Net investment loss**	(0.15)	(0.12)	(0.01)	(0.09)	(0.24)	(0.17)	(0.12)	(0.26)	(0.19)
Net realized and unrealized gain (loss)	2.98	6.24	(12.84)	6.91	2.91	6.14	(12.74)	9.24	5.17
Total income (loss) from investment operations	2.83	6.12	(12.85)	6.82	2.67	5.97	(12.86)	8.98	4.98
Less distributions:
Distributions from net investment income	(0.28)	0.00	(0.17)	0.00	(0.17)	0.00	0.00	(0.23)	0.00
Distributions from net realized gains	0.00	(0.11)	(4.50)	0.00	0.00	(0.11)	(4.50)	(3.14)	(2.93)
Total distributions	(0.28)	(0.11)	(4.67)	0.00	(0.17)	(0.11)	(4.50)	(3.37)	(2.93)
Net asset value, end of period	$ 15.83	$ 13.28	$ 7.27	$ 24.79	$ 15.56	$ 13.06	$ 7.20	$ 24.56	$ 18.95

Total return +, #	21.62%	85.64%	(62.96)%	37.95%	20.67%	84.37%	(63.22)%	54.16%	32.91%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,663	$ 635	$ 86	$ 350	$ 2,746	$ 2,169	$ 1,444	$ 4,318	$ 2,212
Ratios of expenses to average net assets:
Before fee waivers^	2.49%	2.70%	1.95%	2.83%	3.24%	3.45%	2.70%	3.58%	3.37%
After fee waivers^	2.49%	2.67%	1.88%	2.53%	3.24%	3.42%	2.63%	3.28%	3.27%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(1.05)%	(1.16)%	(0.11)%	(0.82)%	(1.80)%	(1.91)%	(0.86)%	(1.57)%	(1.11)%
After fee waivers^	(1.05)%	(1.13)%	(0.04)%	(0.52)%	(1.80)%	(1.88)%	(0.79)%	(1.27)%	(1.01)%
Portfolio turnover rate	206%	63%	84%	92% (1)	206%	63%	84%	92%	73%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(1) Not annualized.

See accompanying notes to financial statements.
NOTES TO FINANCIAL STATEMENTS (As Restated)

October 31, 2010

1.

ORGANIZATION

Each of the Dunham Funds (the “Funds”) is a series of shares of beneficial interest of the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust.  The Dunham Funds currently consist of twelve funds: Corporate/Government Bond Fund; High-Yield Bond Fund; Monthly Distribution Fund; Appreciation & Income Fund; Large Cap Value Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Large Cap Growth Fund; Small Cap Growth Fund; Emerging Markets Stock Fund and Loss Averse Growth Fund.  The Monthly Distribution Fund and Real Estate Stock Fund operate as non-diversified funds, while the remaining funds operate as diversified funds, within the meaning of the 1940 Act.

UFund	UPrimary Objective
Corporate/Government Bond High-Yield Bond Monthly Distribution	Current income and capital appreciation High level of current income Positive returns in rising and falling market environments
Loss Averse Growth	Capital Appreciation
Appreciation & Income	Total return under varying market conditions through both income and capital appreciation
Large Cap Value	Total return from capital appreciation and dividends
Real Estate Stock	Total return from capital appreciation and dividends
International Stock	Total return from capital appreciation and dividends
Small Cap Value	Total return from capital appreciation and income
Large Cap Growth	Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation
Emerging Markets Stock	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares.   Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Class C and N shares, with the exception of High-Yield Bond, Monthly Distribution and Loss-Averse Growth, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005.   The Class A shares for all Funds except Monthly Distribution and Loss Averse Growth commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.  Loss Averse Growth commenced operations on April 30, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees (or its delegate). U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded.  If no sale price is reported, the last bid price is used.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets began using fair value market prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2010 for the Funds’ assets and liabilities measured at fair value:

*See Schedule of Investments for Industry classifications.

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$ -	$ 44,942,834	$ -	$ 44,942,834
Mortgage Backed Securities	-	7,751,784	-	7,751,784
U.S. Government Agencies	-	35,192,003	-	35,192,003
Preferred Stock	190,800	-	-	190,800
Short-Term Investments	-	2,424,926	-	2,424,926
Total	$ 190,800	$ 90,311,547	$ -	$ 90,502,347

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ -	$ 67,790,993	$ -	$ 67,790,993
Preferred Stock	1,466,485	-	-	1,466,485
Short Term Investments	-	3,079,371	-	3,079,371
Total	$ 1,466,485	$ 70,870,364	$ -	$ 72,336,849

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 56,996,168	$ -	$ -	$ 56,996,168
Exchange Traded Funds	1,432,189	-	-	1,432,189
Preferred Stocks	11,750,652	-		11,750,652
Corporate Bonds	-	5,835,280	-	5,835,280
Short Term Investments	-	4,619,834	-	4,619,834
Purchased Put Options	56,165	-	-	56,165
Forward Currency Contracts	7,621	-	-	7,621
Total Return Swap	3,106	-	-	3,106
Total	$ 70,245,901	$ 10,455,114	$ -	$ 80,701,015
Liabilities
Written Call Options	3,331,545	-	-	3,331,545
Securities Sold Short	6,279,313	-	-	6,279,313
Total	$ 9,610,858	$ -	$ -	$ 9,610,858

Loss Averse Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 3,491,996	$ -	$ -	$ 3,491,996
Exchange Traded Funds	2,740,130	-	-	2,740,130
Total	$ 6,232,126	$ -	$ -	$ 6,232,126

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 16,137,650	$ -	$ -	$ 16,137,650
Preferred Stock	3,180,345	-	-	3,180,345
Convertible Bonds	-	13,841,756	-	13,841,756
Short Term Investments	-	4,427,877	-	4,427,877
Total	$ 19,317,995	$ 18,269,633	$ -	$ 37,587,628

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 41,054,574	$ -	$ -	$ 41,054,574
Money Market Funds	$ -	$ -	$ -	$ -
Total	$ 41,054,574	$ -	$ -	$ 41,054,574

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 9,033,314	$ -	$ -	$ 9,033,314
Short Term Investments	-	5,053	-	5,053
Total	$ 9,033,314	$ 5,053	$ -	$ 9,038,367

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,979,143	$ 33,986,370	$ -	$ 42,965,513
Short Term Investments	-	429,015	-	429,015
Forward Currency Contracts	535,011		-	535,011
Total	9,514,154	34,415,385	-	43,929,539
Liabilities
Forward Currency Contracts	626,348	-	-	626,348
Total	$ 626,348	$ -	$ -	$ 626,348

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 16,279,769	$ -	$ -	$ 16,279,769
Short Term Investments	-	$ 594,573	$ -	594,573
Total	$ 16,279,769	$ 594,573	$ -	$ 16,874,342

Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 35,835,856	$ -	$ -	$ 35,835,856
Short Term Investments	-	1,390,922	-	1,390,922
Total	$ 35,835,856	$ 1,390,922	$ -	$ 37,226,778

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 17,831,786	$ -	$ -	$ 17,831,786
Short Term Investments	-	1,144,308		1,144,308
Total	$ 17,831,786	$ 1,144,308	$ -	$ 18,976,094

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 6,893,585	$ 9,768,930	$ -	$ 16,662,515
Short Term Investments	-	825,553	-	825,553
Warrants	1,508,013	-	-	1,508,013
Forward Currency Contracts	1,462	-	-	1,462
Total	8,403,060	10,594,483	-	18,997,543
Liabilities
Forward Currency Contracts	55	-	-	55
Total	$ 55	$ -	$ -	$ 55

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.  For the year ended October 31, 2010, International Stock and Emerging Markets  Stock had $274,397 of net realized gains and $97,725 of net realized losses, respectively, on forward currency contracts.  At October 31, 2010, net unrealized gains (losses) on open forward currency contracts for International Stock, Emerging Markets Stock and Monthly Distribution Fund were $91,337 of net unrealized loss, $1,407 of net unrealized gain and $7,621 net unrealized gain, respectively, on forward currency contracts.

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

d. Options – Monthly Distribution Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).  For the year ended October 31, 2010, Monthly Distribution Fund had net realized gains of $1,235,549 resulting from option activity.

A Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

e. Swap Agreements – Monthly Distribution Fund is subject to equity price risk in the normal course of pursuing its investment objectives.  The Funds may enter into various swap transactions for investment purposes  to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.  For the year ended October 31, 2010, Monthly Distribution had no realized gains resulting from swap activity.

The derivative instruments outstanding as of October 31, 2010 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

f. Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

g. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

h. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

i. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2007 to 2009 and the year ended October 31, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

j. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, High-Yield Bond, and Monthly Distribution Fund, which will distribute their respective net investment income, if any, monthly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

k. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.”  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when outperforming, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Corporate/Government Bond	0.70% – 1.00%	0.50%	0.20% - 0.50%
High-Yield Bond	0.80% – 1.40%	0.60%	0.20% - 0.80%
Monthly Distribution	0.65% – 1.65%	0.65%	0.00% - 1.00%
Loss Averse Growth	0.75% – 1.55%	0.65%	0.10% - 0.90%
Appreciation & Income	0.90% – 1.60%	0.65%	0.25% - 0.95%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% - 0.86%
Real Estate Stock	0.65% – 1.45%	0.65%	0.00% - 0.80%
International Stock	0.95% – 1.65%	0.65%	0.30% - 1.00%
Small Cap Value	0.65% – 1.75%	0.65%	0.00% - 1.10%
Large Cap Growth	0.75% – 1.45%	0.65%	0.10% - 0.80%**
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock	0.75% – 1.75%	0.65%	0.10% - 1.10%

                                                    ** Prior to July 1, 2010, the Sub-Adviser’s Portion for Large Cap Growth Fund was 0.10%-0.90%.

Each Fund’s Sub-Advisory Fulcrum Fee will be calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).   Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  In addition, each Fulcrum Fee employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.  All Funds, with the exception of Large Cap Growth, Emerging Markets Stock and Loss Averse Growth, which are in the initial year of their fulcrum fee arrangements, are calculating Performance Fees on a rolling 12-month basis as of October 31, 2010.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the sub-adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser, in most cases, will receive no compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their fulcrum fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Corporate/Government Bond	SCM Advisors LLC	Barclays Capital Aggregate Bond Index	0.35%	+/- 0.10%	0.20%	0.50%
High-Yield Bond	PENN Capital Management Co., Inc.	Merrill Lynch High-Yield Cash Pay Index	0.50%	+/- 0.20%	0.20%	0.80%
Monthly Distribution	Westchester Capital Management, Inc.	IQ Hedge Market Neutral Beta Index**	0.50%	+/- 0.15%	0.00%	1.00%
Loss Averse Growth	PVG Asset Management Corp.	Index IQ Hedge Long/Short Beta Index	0.50%	+/- 0.20%	0.10%	0.90%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory Index	0.60%	+/- 0.20%	0.25%	0.95%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%
Real Estate Stock	Ten Asset Management, Inc.	Dow Jones Wilshire Real Estate Securities Index	0.40%	+/- 0.20%	0.00%	0.80%
International Stock	Arrrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Small Cap Value	Denver Investment Advisors LLC	Russell 2000 Value Index	0.55%	+/- 0.25%	0.00%	1.10%
Large Cap Growth	Mar Vista Investment Partners	Russell 1000 Growth Index	0.45%	+/- 0.60%	0.10%	0.80%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	Marvin & Palmer Associates, Inc..	MSCI Emerging Markets Index U.S. Net Dividends	0.60%	+/- 0.30%	0.10%	1.10%

                     **Prior to November 1, 2009, the Monthly Distribution Fund used the CBOE S&P 500 Buy/Write Index as the benchmark.

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $400,000 in total for the entire trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

Pursuant to the terms of a Custody Administration Agreement, the Monthly Distribution Fund pays GFS a monthly fee of $300.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and incidental fees.  For the year ended October 31, 2010, GemCom received $50,910 for providing such services.

An officer of GFS is also an officer of the Trust.

c. Chief Compliance Officer – Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Funds an annual fee of $69,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  The total expenses incurred by each Fund for CCO services are disclosed in the Statements of Operations.

d. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $2,500 for each board meeting attended in-person;  $500 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year or period ended October 31, 2010 were as follows:

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sale of U.S. Government Securities
Corporate/Government Bond	$82,337,542	$73,875,639	$66,132,642	$66,679,142
High-Yield Bond Monthly Distribution	39,976,339 212,530,884	38,328,725 167,308,953	- -	- -
Loss Averse Growth	15,649,349	9,656,781	-	-
Appreciation & Income	21,994,249	18,545,198	-	-
Large Cap Value	9,506,671	8,090,282	-	-
Real Estate Stock	12,018,325	11,852,699	-	-
International Stock	44,747,132	44,760,058	-	-
Small Cap Value	6,301,727	8,881,018	-	-
Large Cap Growth	97,846,178	104,643,839	-	-
Small Cap Growth	33,268,934	36,697,552	-	-
Emerging Markets Stock	31,545,219	29,368,876	-	-

Transactions in option contracts purchased/written for the Monthly Distribution Fund during the year ended October 31, 2010 were as follows:

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2009	291	$ 26,184	6,501	$ 1,191,130
Options purchased/written during period	8,352	552,200	85,531	14,408,320
Options exercised during period	(451)	(125,964)	(32,572)	(7,277,594)
Options expired during period	(4,906)	(233,477)	(22,059)	(1,317,947)
Options closed during period	(234)	(80,608)	(19,618)	(4,228,149)
Outstanding at October 31, 2010	3,052	$ 138,335	17,783	$ 2,775,760

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2010, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation*
Corporate/Government Bond	$ 85,630,253	$ 4,903,493	$ (31,399)	$ 4,872,094
High-Yield Bond	66,158,241	6,213,661	(35,053)	6,178,608
Monthly Distribution	69,712,208	4,110,456	(2,743,234)	1,367,222
Loss Averse Growth	6,169,295	184,324	(121,493)	62,831
Appreciation & Income	33,516,471	4,476,592	(405,435)	4,071,157
Large Cap Value	34,426,620	9,119,137	(2,491,183)	6,627,954
Real Estate Stock	6,810,641	2,272,215	(44,489)	2,227,726
International Stock	36,691,642	8,360,441	(1,657,555)	6,702,886
Small Cap Value	14,490,472	2,741,814	(357,944)	2,383,870
Large Cap Growth	33,977,192	3,329,333	(79,747)	3,249,586
Small Cap Growth	16,053,166	3,183,541	(260,613)	2,922,928
Emerging Markets Stock	15,036,581	4,045,629	(86,129)	3,959,500
* Excludes Unrealized on Foreign Currency Transactions.

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

6.

FOREIGN CURRENCY CONTRACTS

At October 31, 2010 International Stock Fund, Emerging Markets Stock Fund and Monthly Distribution Fund had the following open forward currency contracts:

International Stock :				Unrealized
	Settlement	Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Currency	Market Value	(Depreciation)
To Buy:
British Pound	11/1/2010	30,971	49,623	$ 836
South African Rand	11/1/2010	86,863	12,576	6
South Korean Won	11/1/2010	7,137,220	6,326	3
South Korean Won	11/1/2010	9,173,898	8,131	4
South Korean Won	11/1/2010	37,550,508	33,281	15
British Pound	11/2/2010	40,131	64,300	1,083
Euro	11/2/2010	53,231	73,977	766
Japanese Yen	11/2/2010	2,171,859	26,987	392
South Korean Won	11/2/2010	13,987,381	12,527	80
Australian Dollar	11/3/2010	28,455	27,861	319
British Pound	11/3/2010	36,183	57,973	165
Euro	11/3/2010	49,442	68,710	(81)
South African Rand	11/3/2010	18,777	2,689	36
Japanese Yen	11/4/2010	1,049,055	13,036	73
South African Rand	11/4/2010	8,644	1,238	2
Japanese Yen	11/5/2010	1,061,424	13,190	12
South African Rand	11/5/2010	9,375	1,342	4
Australian Dollar	12/15/2010	21,474	20,915	235
Australian Dollar	12/15/2010	2,134,666	2,079,133	156,302
British Pound	12/15/2010	29,875	47,849	999
Canadian Dollar	12/15/2010	232,106	227,504	2,834
Canadian Dollar	12/15/2010	2,911,035	2,853,314	90,739
Danish Krona	12/15/2010	98,817	18,411	730
Euro	12/15/2010	7,339	10,194	87
Euro	12/15/2010	505,841	702,594	34,061
Japanese Yen	12/15/2010	34,784,954	432,441	6,746
Japanese Yen	12/15/2010	213,839,677	2,658,421	117,115
New Zealand Dollar	12/15/2010	34,039	25,852	1,577
Norwegian Krona	12/15/2010	580,126	98,486	3,373
Singapore Dollar	12/15/2010	6,743	5,208	184
Swedish Krona	12/15/2010	8,782,952	1,308,018	68,013
Swiss Franc	12/15/2010	234,896	238,588	(2,664)
Swiss Franc	12/15/2010	1,837,579	1,866,460	48,091
				$ 532,137

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

Emerging Markets Stock:				Unrealized
	Settlement	Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Currency	Market Value	(Depreciation)
To Buy:
Brazil Real	11/3/2010	79,575	46,864	(55)
Canadian Dollar	11/2/2010	41,230	40,461	220
Mexican Peso	11/3/2010	313,927	25,435	111
Turkish Lira	11/1/2010	59,670	41,640	375
Turkish Lira	11/2/2010	65,166	47,475	16
				$ 667
To Sell:
Hong Kong Dollar	11/1/2010	986,620	127,278	739
				$ 739

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

Monthly Distribution:				Unrealized
	Settlement	Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Currency	Market Value	(Depreciation)
To Buy:
British Pound	1/13/11	478,710	758,899	7,621
$ 7,621

7.

SHARES OF BENEFICIAL INTEREST

At October 31, 2010, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year or period ended October 31, 2010 and the year ended October 31, 2009:

Year or Period Ended October 31, 2010:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	1,761,663	207,893	(1,322,789)	646,767	81,339	1,223	(62,738)	19,824
High-Yield Bond	1,908,925	410,451	(2,044,639)	274,737	226,159	34,251	(254,542)	5,868
Monthly Distribution	666,169	21,674	(125,567)	562,276	105,473	13,269	(181,396)	(62,654)
Loss Averse Growth	464,132	-	(41,203)	422,929	623,485	-	(11,113)	612,372
Appreciation & Income	1,041,839	39,271	(1,005,857)	75,253	747,270	3,989	(192,506)	558,753
Large Cap Value	637,397	17,556	(869,884)	(214,931)	417,246	18	(37,315)	379,949
Real Estate Stock	275,408	5,731	(280,590)	549	2,125	16	(683)	1,458
International Stock	671,079	50,542	(729,993)	(8,372)	22,762	87	(2,826)	20,023
Small Cap Value	262,969	15,892	(481,046)	(202,185)	13,347	18	-	13,365
Large Cap Growth	2,043,674	9,874	(3,627,828)	(1,574,280)	41,900	-	(2,958)	38,942
Small Cap Growth	133,932	-	(377,655)	(243,723)	50,466	-	(1,303)	49,163
Emerging Markets Stock	356,393	16,204	(344,696)	27,901	222,587	1,793	(103,986)	120,394

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	159,363	31,768	(275,771)	(84,640)
High-Yield Bond	266,656	57,368	(226,875)	97,149
Monthly Distribution	196,697	18,104	(198,984)	15,817
Loss Averse Growth	15,790	-	-	15,790
Appreciation & Income	44,936	2,978	(105,304)	(57,390)
Large Cap Value	105,230	-	(92,725)	12,505
Real Estate Stock	27,331	-	(26,997)	334
International Stock	97,727	5,765	(69,611)	33,881
Small Cap Value	37,071	310	(51,380)	(13,999)
Large Cap Growth	192,144	-	(446,067)	(253,923)
Small Cap Growth	31,133	-	(65,698)	(34,565)
Emerging Markets Stock	40,623	2,132	(32,487)	10,268

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

Year Ended October 31, 2009:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	1,665,744	185,385	(2,922,425)	(1,071,296)	15,578	467	(15,982)	63
High-Yield Bond	2,225,713	454,862	(2,705,943)	(25,368)	724,430	36,161	(413,600)	346,991
Monthly Distribution	585,022	10,781	(116,819)	478,984	64,989	34,884	(385,046)	(285,173)
Appreciation & Income	422,870	58,847	(2,009,931)	(1,528,214)	348,735	280	(98,452)	250,563
Large Cap Value	1,141,307	43,654	(1,786,318)	(601,357)	959	76	(5,942)	(4,907)
Real Estate Stock	580,660	15,085	(631,076)	(35,331)	108	180	(7,246)	(6,958)
International Stock	608,929	53,510	(1,673,861)	(1,011,422)	3,846	32	(3,626)	252
Small Cap Value	331,782	34,726	(1,000,272)	(633,764)	1,358	49	(2,937)	(1,530)
Large Cap Growth	2,265,048	-	(5,778,358)	(3,513,310)	13,040	-	(5,506)	7,534
Small Cap Growth	327,880	-	(1,033,919)	(706,039)	15,336	-	(4,329)	11,007
Emerging Markets Stock	312,879	20,515	(806,492)	(473,098)	38,909	170	(3,074)	36,005

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	210,691	28,145	(335,760)	(96,924)
High-Yield Bond	607,439	47,069	(891,094)	(236,586)
Monthly Distribution	100,059	37,755	(388,345)	(250,531)
Appreciation & Income	54,790	-	(225,610)	(170,820)
Large Cap Value	140,522	-	(199,440)	(58,918)
Real Estate Stock	79,560	815	(120,499)	(40,124)
International Stock	94,741	-	(196,831)	(102,090)
Small Cap Value	58,244	-	(107,851)	(49,607)
Large Cap Growth	412,426	-	(639,333)	(226,907)
Small Cap Growth	60,166	-	(125,820)	(65,654)
Emerging Markets Stock	55,705	3,328	(93,493)	(34,460)

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.  Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

As of October 31, 2010, permanent book and tax differences, attributable primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, net operating losses and security paydown gains and losses, were identified and reclassified among the components of the following Funds’ net assets as follows:

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

Fund	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions
Corporate/Government Bond	$ -	$ 171,630	$ (171,630)
Monthly Distribution	-	(170,062)	170,062
Loss Averse Growth	-	80,998	(80,998)
Appreciation & Income	(1,859)	342,711	(340,852)
International Stock	-	357,696	(357,696)
Small Cap Value	(4,368)	4,368	-
Small Cap Growth	(372,394)	372,086	308
Emerging Markets Stock	(69,698)	422,970	(353,272)

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	Year Ended October 31, 2010				Year Ended October 31, 2009
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Corporate/Government Bond	$ 3,527,777	$ -	$ -	$ 3,527,777	$2,923,655	$ -	$ -	$ 2,923,655
High-Yield Bond	5,286,245	-	-	5,286,245	4,551,725	-	-	4,551,725
Monthly Distribution	2,221,849	-	-	2,221,849	2,043,917	-	1,657,483	3,701,400
Loss Averse Growth	-	-	-	-	-	-	-	-
Appreciation & Income	375,498	-	-	375,498	333,130	-	-	333,130
Large Cap Value	164,866	-	-	164,866	322,290	-	-	322,290
Real Estate Stock	61,575	-	-	61,575	116,640	-	-	116,640
International Stock	651,479	-	-	651,479	418,699	-	-	418,699
Small Cap Value	140,604	-	-	140,604	229,518	-	-	229,518
Large Cap Growth	33,521	-	-	33,521	-	-	-	-
Small Cap Growth	-	-	-	-	-	-	-	-
Emerging Markets Stock	277,140	-	-	277,140	-	158,183	-	158,183

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long-Term Gains	Capital Loss Carry Forwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
Corporate/Government Bond	$ 1,736,171	$ 874,176	$ -	$ 4,872,094	$ 7,482,441
High-Yield Bond	48,286	-	(10,651,601)	6,178,608	(4,424,707)
Monthly Distribution	-	-	(26,460,610)	1,367,222	(25,093,388)
Loss Averse Growth	95,729	-	-	62,831	158,560
Appreciation & Income	684,209	-	(5,791,260)	4,071,157	(1,035,894)
Large Cap Value	149,423	-	(10,027,259)	6,627,954	(3,249,882)
Real Estate Stock	83,456	-	(2,915,335)	2,227,726	(604,153)
International Stock	291,890	-	(13,049,017)	6,713,066	(6,044,061)
Small Cap Value	-	-	(7,507,703)	2,383,870	(5,123,833)
Large Cap Growth	15,109	-	(22,005,039)	3,249,586	(18,740,344)
Small Cap Growth	-	-	(3,153,616)	2,922,928	(230,688)
Emerging Markets Stock	-	-	(3,386,809)	3,956,682	569,873

At October 31, 2010, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

Fund	2015	2016	2017	Total
Corporate/Government Bond	$ -	$ -	$ -	$ -
High-Yield Bond	-	4,771,139	5,880,462	10,651,601
Monthly Distribution*	20,230,764	-	6,229,846	26,460,610
Loss Averse Growth	-	-	-	-
Appreciation & Income	-	2,350,668	3,440,592	5,791,260
Large Cap Value	-	4,060,902	5,966,357	10,027,259
Real Estate Stock	-	832,784	2,082,551	2,915,335
International Stock	-	4,065,863	8,983,154	13,049,017
Small Cap Value	-	770,178	6,737,525	7,507,703
Large Cap Growth	-	7,504,257	14,500,782	22,005,039
Small Cap Growth	-	-	3,153,616	3,153,616
Emerging Markets Stock	-	-	3,386,809	3,386,809

*  For the Monthly Distribution Fund, $8,245,812, $7,301,706 and $4,683,246 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the five years.  These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

9.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

10.

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

11.

RESTATEMENT INFORMATION

Subsequent to the issuance of its October 31, 2010 financial statements, the Monthly Distribution Fund determined that a return of capital distribution was characterized as dividend expense in the financial statements in the amount of $744,806 as a result of the lack of availability of information at the time of issuance. Accordingly, the Monthly Distribution Fund has restated the statement of assets and liabilities as of October 31, 2010, the statements of operations, changes in net assets and financial highlights for the year ended October 31, 2010. The effects of the restatement were to reduce dividend expense on short sales with an offsetting change to net realized gain from securities sold short. Net assets, net asset value per share and total return were unaffected by the restatement.

STATEMENT OF ASSETS AND LIABILITIES	PREVIOUSLY
October 31, 2010	REPORTED	RESTATED
Paid in capital	$ 107,460,055	$ 108,054,203
Accumulated net realized gain (loss) on
investments and foreign currency transactions	$ (26,112,736)	$ (26,706,884)

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

STATEMENT OF OPERATIONS	PREVIOUSLY
For the year ended October 31, 2010	REPORTED	RESTATED
Dividend expense on short sales	$ 881,589	$ 136,783
Total operating expenses	$ 2,608,524	$ 1,863,718
Net investment income (loss)	$ (585,471)	$ 159,335
Net realized gain (loss) from securities sold short	$ 209,269	$ (535,537)
Net realized and unrealized gain	$ 7,132,800	$ 6,387,994

STATEMENT OF CHANGES IN NET ASSETS	PREVIOUSLY
For the year ended October 31, 2010	REPORTED	RESTATED
Net Investment income (loss)	$ (585,471)	$ 159,335
Net realized gain (loss) from investments
and foreign currency	$ 6,306,424	$ 5,561,618

FINANCIAL HIGHLIGHTS	PREVIOUSLY
For the year ended October 31, 2010	REPORTED	RESTATED
Class N:
Net investment income (loss)	(0.18)	0.22
Net realized and unrealized gain (loss)	3.75	3.35
Ratio of expenses to average net assets:
Before fee waivers	3.58%	2.45%
After fee waivers	3.58%	2.45%
Ratio of net investment income (loss)
to average net assets:
Before fee waivers	(0.51)%	0.62%
After fee waivers	(0.51)%	0.62%
Class A:
Net investment income (loss)	(0.26)	0.14
Net realized and unrealized gain (loss)	3.73	3.33
Ratio of expenses to average net assets:
Before fee waivers	3.83%	2.70%
After fee waivers	3.83%	2.70%
Ratio of net investment income (loss)
to average net assets:
Before fee waivers	(0.76)%	0.37%
After fee waivers	(0.76)%	0.37%

NOTES TO FINANCIAL STATEMENTS (As Restated) (Continued)

October 31, 2010

FINANCIAL HIGHLIGHTS	PREVIOUSLY
For the year ended October 31, 2010	REPORTED	RESTATED
Class C:
Net investment income (loss)	(0.48)	(0.12)
Net realized and unrealized gain (loss)	3.38	3.02
Ratio of expenses to average net assets:
Before fee waivers	4.58%	3.45%
After fee waivers	4.58%	3.45%
Ratio of net investment income (loss)
to average net assets:
Before fee waivers	(1.51)%	(0.38)%
After fee waivers	(1.51)%	(0.38)%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dunham Funds

and the Shareholders of Dunham Corporate/Government Bond Fund,

Dunham High-Yield Bond Fund, Dunham Monthly Distribution Fund,

Dunham Loss Averse Growth Fund, Dunham Appreciation & Income Fund,

Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund,

Dunham International Stock Fund, Dunham Small Cap Value Fund,

Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund,

and Dunham Emerging Markets Stock Fund

We have audited the accompanying statements of assets and liabilities of Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Monthly Distribution Fund, Dunham Loss Averse Growth Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund (collectively, the “Funds”), each a series of shares of beneficial interest of the Dunham Funds, including the schedules of investments, as of October 31, 2010, the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. In the case of the Dunham Monthly Distribution Fund, the financial highlights for each of the years or period in the three-year period ended December 31, 2007 were audited by other auditors whose report dated February 25, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodians and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 11, the statement of assets and liabilities of the Dunham Monthly Distribution Fund as of October 31, 2010, and the statements of operations, changes in net assets and financial highlights for the year ended October 31, 2010 have been restated.

                BBD, LLP

Philadelphia, Pennsylvania

January 4, 2011

(March 8, 2011 as to the effects of the restatements disclosed in Note 11)

TRUSTEES & OFFICERS (Unaudited)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 70	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	12	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 80	Trustee	Since January 2008	Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	12	None
Paul A. Rosinack Age: 63	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2003- present; President/ CEO/ Director, Synbiotics Corp. (veterinary diagnostic products), 1996-2002.	12	None
Interested Trustees and Officers
Jeffrey A. Dunham Age: 49	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	12	None
Denise S. Iverson Age: 51	Treasurer & Principal Financial Officer	Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A
Hilarey M. Findeisen Age: 40	Secretary	Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1994- to present.	N/A	N/A
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 60	Chief Compliance Officer	Since January 2008

President, Northern Lights Compliance Services, LLC, 2006-present;  Compliance Services Officer, Northstar Financial Services, LLC, 2006-January 2008; Chief Operating Officer , Northern Lights  Compliance Services, LLC, 2004–2006; President and Manager, Gemini Fund Services, LLC, 2004-2006; Director of Constellation Trust Company, 2004-2009

				N/A	N/A
Tamara Beth Wendoll Age: 39	Assistant Secretary and AML Officer	Since December 2008 - Assistant Secretary; Since September 2010 – AML Officer

Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Co., Inc., 1998-2008

				N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer	Since January 2008	Vice President, 2004- present; Senior Fund Administrator, 1999-2004, Gemini Fund Services, LLC.	N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Dunham Funds (the “Trust”) held on June 22, 2010, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of a new sub-advisory agreement among the Trust, Dunham & Associates Investment Counsel (the “Adviser” or “DAIC”) and Mar Vista Investment Partners, LLC (“Mar Vista”) (the “Mar Vista Sub-Advisory Agreement’) on behalf of the Dunham Large Cap Growth Fund (the “Fund”).

The Board deliberations included a consideration of the following:

In connection with its review and approval of the Mar Vista Sub-Advisory Agreement at the Meeting, the Board considered materials furnished by Mar Vista and the Adviser, including information about, but not limited to, Mar Vista’s personnel, operations and financial condition.

  At the Meeting, a representative from the Adviser presented to the Board information regarding Mar Vista and the Fund, and responded to questions from the Trustees.  The Board also reviewed the terms of the Mar Vista Sub-Advisory Agreement and compared its terms to those of the prior sub-advisory agreement for the Fund.  The Trustees discussed the terms of the Mar Vista Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the Mar Vista Sub-Advisory Agreement.  A discussion ensued regarding the risks and rewards involved for Mar Vista under the fulcrum fee arrangement.

Nature, Extent and Quality of Services.  As to the nature, quality and extent of the service to be provided by Mar Vista pursuant to the Mar Vista Sub-Advisory Agreement, the Board noted the experience of the portfolio management and research personnel of Mar Vista, including their experience in the investment industry, education and industry credentials.  The Board then reviewed the capitalization of Mar Vista based on financial statements provided by Mar Vista in the Board materials and concluded that Mar Vista was sufficiently well capitalized to meet its obligations to the Fund.  The Board also reviewed the presentation materials prepared by Mar Vista detailing its investment process.  In addition, the Board discussed the Mar Vista’s compliance structure and broker selection process and determined that Mar Vista had adequate experience and expertise to manage the Fund in a manner acceptable to the Board.

Fees and Expenses.  As to the cost of the services to be provided and the profits to be realized by the Sub-Adviser, the Board considered the Base Fee to be paid to Mar Vista when the performance of the Fund was equal to that of the Russell 1000 Growth Index.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  The Trustees compared the sub-advisory fees charged by Mar Vista to other accounts with investment objectives and strategies similar to that of the Fund and noted that the Fund’s sub-advisory fee was within the range.  The Board also compared the Fund’s expected total expense ratio under the Mar Vista Sub-Advisory Agreement with the expense ratios of a peer group of diversified large cap growth funds and concluded that the Base Fee was reasonable.

Performance.  The Board then considered potential fee adjustments to be made to the Fund’s Base Fee based on performance. The Trustees agreed that the twelve-month period over which performance would be computed was sufficiently long to provide a reasonable basis for evaluating Mar Vista’s performance.  The Board also noted that the performance adjustment to the Base Fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the Sub-Advisory Agreement to date, and the comparative performance of the Fund (based on Class N share performance) to the Index from inception of the Sub-Advisory Agreement to date, on the day of calculation. The Trustees agreed that in this manner, performance counts from the very first day of the Mar Vista Sub-Advisory Agreement. The Trustees further agreed that the method by which the Performance Fee would be calculated under the Mar Vista Sub-Advisory Agreement would ensure that any significant fee adjustments were attributable to Mar Vista’s skill, or lack thereof, rather than to random fluctuations.  It was the consensus of the Board that the maximum performance adjustment under the Mar Vista Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Fund’s sub-advisory fee was acceptable in light of the quality of services the Fund expected to receive from Mar Vista and the level of fees paid by other accounts managed by Mar Vista.

Economies of Scale.  As to economies of scale, the Trustees noted that the Mar Vista Sub-Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Mar Vista to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets; however, the Trustees recognized that the Fund had not yet reached an asset level where Mar Vista could realize any material economies of scale.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Profitability.  As to profitability, the Trustees next considered the anticipated profits to be realized by Mar Vista in connection with sub-advising the Fund and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  They discussed the total fees expected to be paid to Mar Vista based on the Fund’s current assets, and noted that Mar Vista will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Mar Vista Sub-Advisory Agreement.  They agreed that Mar Vista’s anticipated profitability did not appear to be excessive.

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Mar Vista Sub-Advisory Agreement. As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Mar Vista Sub-Advisory Agreement were fair and reasonable and voted to approve the Mar Vista Sub-Advisory Agreement for the Fund.

At a regular meeting of the Board of the Trust held on  March 23, 2010,  the Board, including the Independent Trustees, considered the approval of the Investment Advisory and Sub-Advisory Agreements between the Trust, on behalf of a newly established fund of the Trust, the Loss Averse Growth Fund (the “New Fund”), the Adviser and Sub-Adviser, PVG Asset Management Corporation, Inc. (“PVG” or the “Sub-Adviser”) (the “PVG Sub-Advisory Agreement’) on behalf of the Fund.

The Board deliberations included a consideration of the following:

Nature Extent and Quality of Services.   The Board discussed the qualifications of the Adviser and Sub-Adviser’s key personnel, the experience of the Adviser in managing mutual funds, its compliance infrastructure and policies. The Board considered the competence and integrity; research capabilities; implementation and enforcement of compliance procedures and financial-reporting controls; and expected adherence to the New Fund’s investment objectives, policies and restrictions. The Board also reviewed the Sub-Adviser’s methodology, research and analysis that it employs in selecting investments for the Fund. The Board considered the non-traditional nature of the Fund’s investment approach, the specialized expertise and experience of the Fund’s portfolio managers and the potential difficulty of selecting an alternative sub-adviser because of the specialized investment approach the Fund intended to employ.  The Board also reviewed the capitalization of the Adviser and Sub-Adviser based on financial statements provided by each.  The Board concluded that both the Adviser and Sub-Adviser were sufficiently well-capitalized to meet its obligations and able to provide high quality services to the New Fund. The Board further noted that a committee of Independent Trustees had met with representatives of PVG on January 27, 2010 and  that those Trustees participating in the meeting were satisfied with the selection.

Performance.  The Board, including the Independent Trustees, considered the Adviser’s past performance with the existing Funds in the Trust, as well as other factors relating to the Advisers’ track record.  The Board concluded that the Adviser’s past performance was acceptable. As for the performance of the Sub-Adviser, the Board reviewed the PVG Loss Averse Growth Portfolio ETF Composite Performance Report, which provided the performance of separate accounts managed by the Sub-Adviser with a similar loss averse growth strategy.  The Board concluded that the Sub-Adviser was expected to obtain an acceptable level of investment return for shareholders.

Fees and Expenses.   As to the cost of the services to be provided and the profits to be realized by the Adviser and Sub-Adviser, the Board noted that the Fund will pay the Adviser a fixed fee of 0.65% of daily net assets.  The Board also noted the Fund separately will pay the Sub-Adviser a fulcrum fee consisting of a base fee of 50 basis points (0.50%) annually and a performance fee component at a rate that will vary by up to  0.40% of the average daily net asset value of the Fund depending upon the performance of the Fund as compared to the IndexIQ IQ Hedge Long/Short Beta Index (the “Index”) for the preceding twelve (12) months (including the month to which the payment relates), measured at the end of that month. The Board also noted that the performance fee rate will increase or decrease by one basis point (0.01%) for each five basis points (0.05%) of outperformance/underperformance of the Index and that the performance fee rate will be 0% if the Fund performs within +/- 20 basis points (0.20%) relative to the Index.

As to comparative fees and expenses, The Board considered the advisory and sub-advisory fees to be paid to DAIC and PVG, respectively, and compared those fees to the management fees paid by funds in a peer group of 41 funds with total assets under $50 million, classified as Long/Short by Morningstar.   In considering that PVG would be paid a performance fee instead of the typical advisory fee, the Trustees agreed that providing a strong incentive to the investment managers could result in exceptional returns to the New Fund.  The Board then compared the base fee to the total expense ratios of the funds in the peer group and concluded that the contractual base fee of 1.15% was within range of its peer group, once all operating expenses were taken into account and that 1.15% was a fair starting point for the New Fund.

The Trustees discussed at length the operation of the performance fee and the impact on the Fund’s fees and expenses based on various performance results.  The Trustees considered the “base fee” to be paid when the performance of the New Fund was equal to the Index.  With regard to the IndexIQ IQ Hedge Long/Short Beta Index, the Trustees considered the anticipated volatility of the New Fund and the Index, diversification of holdings, types of securities owned and investment objective of the Fund.  The information showed that the Fund’s contractual sub-advisory base fee of 0.50% was within the range for its peer group and thus 0.50% was a fair starting point for the Fund.

The Board then considered the fee adjustments to be made to the Fund’s base fee based on performance.  The Trustees agreed that the 12-month period over which performance would be computed was sufficiently long to provide a reasonable basis for indicating PVG’s performance.  The Trustees further agreed that the method by which the performance fee would be calculated under the proposed Advisory and Sub-Advisory Agreements would ensure that any significant fee adjustments were attributable to PVG’s skill, or lack thereof, rather than to random fluctuations.  It was the consensus of the Board that the maximum performance adjustment under the Advisory and Sub-Advisory Agreements would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences.  After consideration, the Board was satisfied that the relationship of the fee adjustments to the base fee was not disproportionately large and that the Fund’s advisory and sub-advisory fees were acceptable in light of the quality of services the Fund expected to receive from PVG and the level of fees paid by funds in the peer group.  They agreed that a period of 12 months at the base fee was appropriate.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale with respect of the management of the new Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, since the new Fund has not yet commenced operations, any material economies of scale would not be achieved in the near term.

Profitability. The Board, including the Independent Trustees, next considered the anticipated profits to be realized by PVG in connection with the operation of the new Fund and whether the amount of profits are fair entrepreneurial profits for the management of the new Fund.  The Board also considered the profits to be realized by the Adviser from other activities related to the new Fund.  The Trustees reviewed an analysis of profitability provided by the Adviser and concluded that the Adviser and Sub-Adviser would not reap excessive profits from its relationship with the new Fund.

Conclusion.  Having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement and PVG Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of the Agreements were fair and reasonable; (b) that the advisory fee and sub-advisory fee were for services different than those provided by the subsidiaries or any underlying fund’s adviser and are not duplicative; and (c) the Advisory Agreement and PVG Sub-Advisory Agreement are in the best interests of the new Fund and its prospective shareholders.   After further discussion, upon a motion duly made and seconded, the Board, including the Independent Trustees, unanimously concluded that the forms of the Advisory Agreement and PVG Sub-Advisory Agreement were fair and reasonable and voted to approve the Advisory Agreement and PVG Sub-Advisory Agreement for the new Fund.

YOUR FUND’S EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period*	Ending Account Value 10/31/10	Expenses Paid During Period*
Class N:
Corporate/Government Bond Fund	1.35%	$1,000.00	$1,055.20	$ 6.99	$1,018.40	$ 6.87
High-Yield Bond Fund	1.23%	$1,000.00	$1,064.10	$ 6.40	$1,019.00	$ 6.26
Monthly Distribution Fund	2.75%	$1,000.00	$1,064.60	$14.31	$1,011.34	$13.94
Loss Averse Growth Fund	2.78%	$1,000.00	$1,017.00	$14.13	$1,011.19	$14.09
Appreciation & Income Fund	1.51%	$1,000.00	$1,049.60	$ 7.80	$1,017.59	$ 7.68
Large Cap Value Fund	1.24%	$1,000.00	$1,000.00	$ 6.25	$1,018.95	$ 6.31
Real Estate Stock Fund	2.03%	$1,000.00	$1.038.00	$10.43	$1,014.97	$10.31
International Stock Fund	2.60%	$1,000.00	$1,092.20	$13.71	$1,012.10	$13.19
Small Cap Value Fund	2.11%	$1,000.00	$ 994.90	$10.61	$1,014.57	$10.71
Large Cap Growth Fund	1.12%	$1,000.00	$1,000.00	$ 5.65	$1,019.56	$ 5.70
Small Cap Growth Fund	2.18%	$1,000.00	$ 991.30	$10.94	$1,014.22	$11.07
Emerging Markets Stock Fund	2.34%	$1,000.00	$1,135.90	$12.60	$1,013.41	$11.88
Class A:
Corporate/Government Bond Fund	1.60%	$1,000.00	$1,054.00	$ 8.28	$1,017.14	$ 8.13
High-Yield Bond Fund	1.48%	$1,000.00	$1,049.60	$ 7.65	$1,017.74	$ 7.53
Monthly Distribution Fund	3.00%	$1,000.00	$1,063.50	$15.60	$1,010.08	$15.20
Loss Averse Growth Fund	3.03%	$1,000.00	$1,016.00	$15.40	$1,009.93	$15.35
Appreciation & Income Fund	1.76%	$1,000.00	$1,048.40	$ 9.09	$1,016.33	$ 8.94
Large Cap Value Fund	1.49%	$1,000.00	$ 999.00	$ 7.51	$1,017.69	$ 7.58
Real Estate Stock Fund	2.28%	$1,000.00	$1,036.30	$11.70	$1,013.71	$11.57
International Stock Fund	2.85%	$1,000.00	$1,090.40	$15.02	$1,010.84	$14.44
Small Cap Value Fund	2.36%	$1,000.00	$ 993.90	$11.86	$1,013.31	$11.98
Large Cap Growth Fund	1.37%	$1,000.00	$1,000.00	$ 6.91	$1,018.30	$ 6.97
Small Cap Growth Fund	2.43%	$1,000.00	$ 990.50	$12.19	$1,012.96	$12.33
Emerging Markets Stock Fund	2.59%	$1,000.00	$1,133.80	$13.93	$1,012.15	$13.14

YOUR FUND’S EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period*	Ending Account Value 10/31/10	Expenses Paid During Period*
Class C:
Corporate/Government Bond Fund	2.10%	$1,000.00	$1,051.50	$10.86	$1,014.62	$10.66
High-Yield Bond Fund	1.98%	$1,000.00	$1,059.00	$10.28	$1,015.22	$10.06
Monthly Distribution Fund	3.75%	$1,000.00	$1,059.50	$19.47	$1,006.30	$18.96
Loss Averse Growth Fund	3.78%	$1,000.00	$1,013.00	$19.18	$1,006.15	$19.11
Appreciation & Income Fund	2.51%	$1,000.00	$1,045.20	$12.94	$1,012.55	$12.73
Large Cap Value Fund	2.24%	$1,000.00	$ 994.90	$11.26	$1,013.91	$11.37
Real Estate Stock Fund	3.03%	$1,000.00	$1,033.10	$15.53	$1,009.93	$15.35
International Stock Fund	3.60%	$1,000.00	$1,087.00	$18.94	$1,007.06	$18.21
Small Cap Value Fund	3.11%	$1,000.00	$ 989.50	$15.60	$1,009.53	$15.75
Large Cap Growth Fund	2.12%	$1,000.00	$ 997.00	$10.67	$1,014.52	$10.76
Small Cap Growth Fund	3.18%	$1,000.00	$ 986.20	$15.92	$1,009.17	$16.10
Emerging Markets Stock Fund	3.34%	$1,000.00	$1,129.80	$17.93	$1,008.37	$16.91

*Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2010).

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Statement

The Funds recognize and respect the privacy of each of their investors and their expectations for confidentiality.  The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible.  This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral electronic or telephonic communications, and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account.  We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

This Privacy Statement does not constitute part of the Annual Report.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

DUNHAM FUNDS℠

WHEN PERFORMANCE COUNTS

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert.  Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 138,000

FY 2009

$ 126,500

(b)

Audit-Related Fees

FY 2010

$        0

FY 2009

$        0

Nature of the fees:

(c)

Tax Fees

FY 2010

$ 24,000

FY 2009

$ 22,000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2010

$         0

$         0

FY 2009

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2010 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2010

$24,000

              $ None

FY 2009

$22,000

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2010

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

3/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

 /s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

3/9/11

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

3/9/11